As filed with the Securities and Exchange Commission on October 14, 2025
Securities Act Registration No. 333-284150
Investment Company Act Registration No. 811-24040

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

REGISTRATION STATEMENT
UNDER

the Securities Act of 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐
and/or
REGISTRATION STATEMENT
UNDER

the Investment Company Act of 1940	☒
Amendment No. 2	☒

RJ Private Credit Income Fund
(Exact Name of Registrant as Specified in Declaration of Trust)

880 Carillon Parkway
St. Petersburg, Florida 33716
(Address of Principal Executive Offices)
(800) 521-1195
(Registrant’s Telephone Number, Including Area Code)
Robert Morrison, Esq.
880 Carillon Parkway
St. Petersburg, Florida 33716
(Name and Address of Agent for Service)

Copies to:

Rajib Chanda, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001 rajib.chanda@stblaw.com	Kenneth E. Burdon, Esq. Simpson Thacher & Bartlett LLP 855 Boylston Street, Floor 9 Boston, MA 02116 kenneth.burdon@stblaw.com

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to section 8(c), or as follows:
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:  .

Check each box that appropriately characterizes the Registrant:
☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Prospectus Dated October 14, 2025
PRELIMINARY PROSPECTUS
RJ Private Credit Income Fund

Class	Ticker Symbol
Class S Shares	RJPSX
Class I Shares	RJPCX
The Fund.
RJ Private Credit Income Fund, a Delaware statutory trust, is a newly organized, non-diversified,
closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) that continuously offers its common shares of beneficial interest, par value $0.01 per share (“Shares”), and is operated as an “interval fund.” Throughout the prospectus, the Fund refers to RJ Private Credit Income Fund as the “Fund.”
Investment Objective
. The Fund’s primary investment objectives are to seek to generate attractive current income and preserve capital. There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful.
Investment Strategy
. Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing (which for this purpose includes unfunded capital commitments) at least 80% of its assets (net assets, plus any borrowings for investment purposes) in private credit assets (“private credit”). The Fund’s private credit investments may primarily be made through a combination of: (i) investments in private credit assets originated by third parties, such as non-bank lenders, banks, asset management firms, insurance companies, business development companies, and specialty finance companies (“direct loans”) and (ii) investments in companies and/or private investment vehicles (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) and private and publicly-traded business development companies (“BDCs”) that primarily focus on investments in private credit assets and other securities and assets in which the Fund may invest directly as part of its private credit investment strategy (the “Investment Funds”).
(continued on inside front cover)
Investing in the Fund involves a high degree of risk. See “Risks” beginning on page 30 of this prospectus. Also, consider the following:

•	The Shares are not listed on any stock exchange, and the Fund does not expect a secondary market in the Shares to develop.

•	This is a “blind pool” offering and thus shareholders will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.

•	Shareholders should generally not expect to be able to sell their Shares (other than through the limited repurchase process), regardless of how the Fund performs.

•	Although the Fund is required to and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

•	Shareholders should consider that they may not have access to the money they invest for an indefinite period of time.

•
An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity, therefore an investment in the Fund will not be suitable for an investor if that investor has foreseeable need to access the money they invest.
See “Periodic Repurchase Offers and Transfers of Shares.”

•	Shareholders will bear substantial fees and expenses in connection with their investment. See “Summary of Fund Fees and Expenses.”

•	Because shareholders will be unable to sell their Shares or have them repurchased immediately, shareholders will find it difficult to reduce their exposure on a timely basis during a market downturn.

•
The Fund cannot guarantee that it will make distributions, and if the Fund does, it may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from such sources (such sources for distributions may not be available at any particular time and their availability generally is unrelated to the Fund’s performance). A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Shares, such that when a shareholder sells its Shares the sale may be subject to tax, even if the Shares are sold for less than the original purchase price.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management (“RJIM” or the “Investment Manager”) or its affiliates, that may be subject to reimbursement to the Investment Manager or its affiliates. The repayment of any amounts owed to the Fund’s affiliates will reduce future distributions to which shareholders would otherwise be entitled.

•
The Fund expects to use leverage, which will magnify the potential for loss on amounts invested in the Fund.
See
“
Leverage
,” and “
Risks—Leverage Risk
.” In addition, the Fund’s investments in Investment Funds are subject to a number of risks, including:

•	Investment Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly.

•	Some of the Investment Funds in which the Fund will invest may have only limited operating histories.

•	A shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Investment Funds, in addition to its proportionate share of the expenses of the Fund.

•	Less information may be available with respect to Investment Funds and underlying private credit investments.

•	The valuations of Investment Funds in which the Fund will invest may be based on imperfect information and is subject to inherent uncertainties.

•	Due to investments in Investment Funds, the Fund may enter into unfunded commitments representing a significant portion of its assets.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Offering
(1)

	Offering Price to the Public (2)	Proceeds to the Fund, Before Expenses (3)
Class S Shares, per Share	Current NAV	Amount invested at NAV
Class I Shares, per Share	Current NAV	Amount invested at NAV

(notes on inside front cover)
Carillon Fund Distributors, Inc. (the “Distributor”), acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 880 Carillon Parkway, St. Petersburg, FL 33716.
The date of this prospectus is [     ], 2025.

(notes from previous page)

(1)
The Distributor acts as the principal underwriter of the Fund’s common shares of beneficial interest (“Shares”) on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. The minimum initial investment in the Fund by any investor in Class S Shares is $25,000, the minimum initial investment in the Fund by any investor in Class I Shares is $1,000,000, and the minimum additional investment in the Fund by any shareholder in Class S Shares and Class I Shares is $10,000. However, the Fund, in its sole discretion, may accept subscriptions for Class I Shares in amounts less than $1,000,000, but in all cases, the minimum initial subscription for any class of Shares is $25,000. See “
Plan of Distribution
.”

(2)	Each class of the Fund’s Shares will be issued on a daily basis at a price per share equal to the net asset value (“NAV”) per share for such class.
(3)
No upfront sales load will be paid with respect to Class S Shares or Class I Shares, however, if an investor buys Class S Shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.50% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. Class S Shares will also pay to the Distributor a shareholder servicing and distribution fee equal to 0.85% per annum of the average daily value of the Fund’s net assets for the Class S Share, accrued daily and payable monthly, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation. Class I Shares are not subject to any shareholder servicing or distribution fees.

(continued from previous page)
Investment Strategy (continued)
.
The Fund also may obtain exposure to private credit through: (i) investments in notes or other pass-through obligations that represent the right to receive principal and interest payments on a direct loan (or fractional portions thereof), such as a participation in a single underlying loan; (ii) purchases of asset-backed securities representing ownership or participation in a pool of direct loans; (iii) investments in U.S. and non-U.S. securities of any credit rating, including unrated securities, as well as higher risk, below-investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities representing ownership or participation in a pool of such securities; (iv) investments in syndicated loans, including securities representing ownership or participation in a pool of such loans; and (v) investments in wholly owned subsidiaries and/or joint ventures that primarily hold loans or credit-like securities. For purposes of the Fund’s 80% policy, the Fund considers private credit assets to include direct loans, Investment Funds, and each of the assets described in this paragraph. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds that the Fund reasonably expects to be called in the future as qualifying private credit assets for purposes of its 80% policy. The Fund’s allocations to Investment Funds may be made in the form of capital commitments which are called down by the Investment Fund over time. Accordingly, the Fund’s private credit allocation will consist of both funded and unfunded commitments; however, only funded private credit commitments will provide exposure to underlying private credit assets that are reflected in the Fund’s NAV. Investors are advised that the actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.
Although the Fund intends to invest a significant portion of its assets in the Investment Funds, the allocation of the Fund’s assets to Investment Funds will vary over time and may not be significant initially or at any given time during the Fund’s life. Investment Funds may be underlying funds that employ secondary strategies designed to primarily acquire other private credit funds and fund interests or direct investments in debt, equity or other security types. For purposes of the Fund’s investment policies, investments in Investment Funds will be classified based upon such Investment Funds’ stated investment objectives, policies and restrictions.
Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act other than those applicable to private funds. Unregistered Investment Funds typically have greater flexibility than conventional registered investment companies as to the types of securities they may hold, the types of trading strategies they may use, the parties with whom they may transact (including affiliates) and, in some cases, the extent to which they utilize leverage.
The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “
Risks
” beginning on page 29).
Interval Fund/Repurchase Offers
. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that shareholders will be able to tender their Shares when or in the amount that they desire. See “
Periodic Repurchase Offers and Transfers of Shares
” beginning on page 84. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year
anniversary of a shareholder’s purchase of the Shares (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders.
Leverage
. The Fund may utilize leverage. The Fund (or a Subsidiary (as defined below)) may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund may also use leverage by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness).
Securities Offered
. This prospectus (the “Prospectus”) applies to the public offering of two separate Shares of the Fund, designated as Class S Shares and Class I Shares. The Shares will be offered in a continuous offering. The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Fund to issue multiple classes of Shares with, among other things, different ongoing shareholder servicing and/or distribution fees. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable charges and other fees, as described herein. The Shares will be issued at daily net asset value per Share. The minimum initial investment in Class S Shares by any investor is $25,000, the minimum initial investment in Class I Shares by any investor is $1,000,000, and the minimum additional investment in the Fund by any shareholder is $10,000. However, the Fund, in its sole discretion, may accept subscriptions for Class I Shares in amounts less than $1,000,000, but in all cases, the minimum initial subscription for any class of Shares is $25,000. No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares.
Unlisted
Closed-End
Interval Fund Structure; Limited Liquidity
. The Shares are not listed on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.
Investment Manager.
The Fund’s investment adviser is Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management.
Consultant
. Mercer Investments LLC, a Delaware limited liability company (“Mercer”), serves as a consultant to the Investment Manager.
Distributor
. Carillon Fund Distributors, Inc., acts as distributor for the Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 880 Carillon Parkway, St. Petersburg, FL 33716. The Distributor may appoint additional selling agents (each a “Dealer”) or other financial intermediaries through which investors may purchase Shares. See “
Plan of Distribution
.”
****
Prospective investors should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (“SAI”), dated [     ], 2025, containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this prospectus.
The Fund will provide to each person, including any beneficial owner, to whom a prospectus or SAI is delivered, a copy of any or all information that has been incorporated by reference into the prospectus or SAI but not delivered with the prospectus or SAI. Upon written or oral request, the Fund will provide a copy of such information at no charge. Investors may request a free copy of the SAI by calling 877-685-5804 or by writing to the Fund. Investors can get the same information for free from the SEC’s website (http://www.sec.gov). Investors may also
e-mail
requests for these documents to publicinfo@sec.gov. In addition, investors may request copies of the Fund’s prospectus, semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling 877-685-5804. The Fund’s prospectus, annual and semi-annual reports, when produced, will be available at the Fund’s website www.RJInvestmentManagement.com free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.
Investors should not construe the contents of this prospectus as legal, tax or financial advice. Investors should consult with their own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.
The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investors should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized any other person to provide investors with different information. If anyone provides investors with different or inconsistent information, investors should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information in this prospectus is accurate only as of the date of this prospectus or another date set forth in this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

Prospectus Summary
This is only a summary of certain information contained in this prospectus relating to RJ Private Credit Income Fund. This summary may not contain all of the information that prospective investors should consider before investing in the Fund’s common shares of beneficial interest. Investors should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”).

The Fund
RJ Private Credit Income Fund (the “Fund”) is a
closed-end
management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on December 5, 2024. Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management serves as the investment adviser (“RJIM” or the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day
investment management services to the Fund. The Fund is
non-diversified,
which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities.

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class
net asset value (“NAV”), of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. For each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding common shares of beneficial interest (“Shares”) at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted. There is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund offers two separate classes of Shares designated as Class S Shares (“Class S Shares”) and Class I Shares (“Class I Shares”). Class S Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of Shares with, among other things, different ongoing shareholder servicing and/or distribution fees.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other RICs; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other RICs) of any one issuer; (ii) the securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Periodic Repurchase Offers
The Fund provides a limited degree of liquidity to the shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”).
Each repurchase offer will be for no less than 5% nor more than 25% of the Fund’s Shares outstanding. For each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, shareholders will have their Shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund.
Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date. See “
Net Asset Value
.”

The Fund expects its first repurchase offer to be made no later than the second full calendar quarter after the date that the Fund’s registration statement becomes effective. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year
anniversary of a shareholder’s purchase of the Shares (on a “first in-first
out” basis) (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders.

See “ Periodic Repurchase Offers and Transfers of Shares ” in this Prospectus.

Investment Objective	The Fund’s primary investment objectives are to seek to generate attractive current income and preserve capital.

There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objectives are not fundamental policies of the Fund and may be changed by the Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) without prior shareholder approval.

See “ Investment Objective and Policies ” in this Prospectus.

Investment Policies
Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing (which for this purpose includes unfunded capital commitments) at least 80% of its assets (net assets, plus any borrowings for investment purposes) in private credit assets (“private credit”). The Fund’s private credit investments may primarily be made through a combination of: (i) investments in private credit assets originated by third parties, such as non-bank lenders, banks, asset management firms, insurance companies, business development companies, and specialty finance companies (“direct loans”) and (ii) investments in companies and/or private investment vehicles (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) and private and publicly-traded business development companies (“BDCs”) that primarily focus on investments in private credit assets in which the Fund may invest directly as part of its private credit investment strategy (the “Investment Funds”).

The Fund also may obtain exposure to private credit assets through: (i) investments in notes or other pass-through obligations that represent the right to receive principal and interest payments on a direct loan (or fractional portions thereof), such as a participation in a single underlying loan; (ii) purchases of asset-backed securities representing ownership or participation in a pool of direct loans; (iii) investments in U.S. and non-U.S. securities of any credit rating, including unrated securities, as well as higher risk, below-investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities representing ownership or participation in a pool of such securities; (iv) investments in syndicated loans, including securities representing ownership or participation in a pool of such loans; (v) investments in mezzanine debt; (vi) investments in distressed securities and non-performing loans; and (vii) investments in wholly owned subsidiaries and/or joint ventures that primarily hold loans or credit-like securities. For purposes of the Fund’s 80% policy, the Fund considers private credit assets to include direct loans, Investment Funds, and each of the assets described in this paragraph. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds that the Fund reasonably expects to be called in the future as qualifying private credit assets for purposes of its 80% policy. The Fund’s allocations to Investment Funds may be made in the form of capital commitments which are called down by the Investment Fund over time. Accordingly, the Fund’s private credit allocation will consist of both funded and unfunded commitments; however, only funded private credit commitments will provide exposure to underlying private credit assets that are reflected in the Fund’s NAV. Investors are advised that the actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.

Although the Fund intends to invest a significant portion of its assets in the Investment Funds, the allocation of the Fund’s assets to Investment Funds will vary over time and may not be significant initially or at any given time during the Fund’s life. Investment Funds may be underlying funds that employ secondary strategies designed to primarily acquire other private credit funds and fund interests or direct investments in debt, equity or other security types. For purposes of the Fund’s investment policies, investments in Investment Funds will be classified based upon such Investment Funds’ stated investment objectives, policies and restrictions.

Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act other than those applicable to private funds. The Fund may invest temporarily directly in high-quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares or for other purposes.

Unregistered Investment Funds typically have greater flexibility than conventional registered investment companies as to the types of securities they may hold, the types of trading strategies they may use, the parties with whom they may transact (including affiliates) and, in some cases, the extent to which they utilize leverage.

The Fund may also acquire interests in private credit assets through secondary transactions. Private credit assets purchased through secondary transactions are typically at a later stage in their lifecycle. Secondaries may also provide opportunities to acquire private credit assets at a discount.

The Fund may make investments through direct and indirect wholly owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries.

The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner to comply with applicable regulatory requirements or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. The Investment Manager will manage the portfolio dynamically, allocating assets based on changing market conditions, credit risk, liquidity, and other relevant factors in a manner it believes will provide the best opportunity to maintain the risk return profile of the Fund. While the Fund will focus on investments in direct loans and Investment Funds as a core strategy, the Investment Manager may adjust allocations among various types of private credit strategies to enhance returns and mitigate risks. This flexible approach enables the Investment Manager to tailor the portfolio in accordance with the Fund’s primary investment objectives, while also allowing the Fund to respond effectively to market fluctuations and evolving conditions within the private credit strategies that comprise the Fund’s opportunity set.

The Fund may invest in the debt or equity of securitizations of private credit assets such as collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”), or in asset-backed securities across a variety of sectors within private credit strategies, when the Fund believes such investments will provide an opportunity to generate attractive risk-adjusted returns. Securitizations are typically private placements and are not registered with the SEC.

The Fund may enter into joint ventures. The objective of a joint venture is to generate current income and capital appreciation by investing primarily in the debt of privately-held middle market companies, broadly syndicated loans and/or structured product investments. A joint venture may also use investment leverage.

A portion of the Fund’s assets may be held in cash or cash equivalents, and the Fund may increase cash holdings depending on market conditions. The Fund may also invest in preferred securities, convertible securities, derivatives (such as options, swaps, futures, forward agreements, reverse repurchase agreements), exchange-traded funds, and other investment companies.

The remainder of the Fund’s assets will be invested in liquid investment strategies that seek to generate better than cash yields. The Fund may invest in a variety of short-duration assets to manage its liquidity.

When the Fund invests in loans and debt securities, it may acquire warrants or other equity securities of borrowers and may receive non-cash
income features such as
payment-in-kind
(“PIK”) interest and original issue discount (“OID”). The Fund may also invest directly in warrants and equity securities, including securities of specialty finance companies and companies that employ private debt strategies. The Fund’s equity holdings may include companies across a range of market capitalizations, both within and outside the United States. Investments across different levels of a borrower’s capital structure or in different classes of securities are permitted, subject to applicable laws.

The Fund is not limited by the duration, maturity, or credit quality of its investments. The Fund may invest in below-investment-grade and non-rated
debt securities (often referred to as “junk”), which may constitute a substantial portion of the portfolio at times. The Fund may use leverage through direct borrowings or through its wholly owned subsidiaries to enhance returns, meet repurchase requests, or provide liquidity. The Fund may also invest directly in foreign debt and equity securities, including those from emerging markets. While it is not anticipated that foreign or emerging market investments will represent a significant portion of the portfolio, the Fund retains the flexibility to invest globally as needed.

See “ The Fund’s Investments ” in this Prospectus.

There can be no assurance that the Fund will achieve its investment objectives. The Investment Manager has discretion to adjust the Fund’s asset allocation as needed, ensuring that the portfolio remains aligned with the Fund’s primary goals of generating income and preserving capital. The Fund may change its investment objectives, policies, strategies, and techniques at the discretion of the Board, without shareholder approval, unless otherwise required by law. Any material changes will be communicated to shareholders.

Leverage
The Fund may utilize leverage. The Fund (or a Subsidiary) may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund may also use leverage by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act, which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness).

The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage. See “
Leverage
” in this Prospectus.

Investment Manager
As Investment Manager, RJIM, provides
day-to-day
investment management services to the Fund. Its principal place of business is located at 880 Carillon Pkwy, St. Petersburg, FL 33716. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2025, RJIM and its investment adviser subsidiaries had over $110 billion in assets under management and advisement (including discretionary and non-discretionary
accounts). See “
Management of the Fund
” in this Prospectus.

Consultant
The Investment Manager has entered into a consulting agreement with Mercer Investments LLC, a Delaware limited liability company (“Mercer”), dated November 4, 2024 (the “Consulting Agreement”). Mercer is located at 99 High Street, Boston, Massachusetts 02110.

Under the Consulting Agreement and as may be requested by the Investment Manager from time to time, Mercer provides consulting services to the Investment Manager, including, among other services, initial and ongoing due diligence with respect to investment managers and their Investment Funds, and by providing market data and insights with respect to such investment managers and their Investment Funds. Mercer does not, however, have any day-to-day
portfolio management responsibilities or provide any investment opinions, advice or recommendations to the Investment Manager regarding the management of the Fund or its portfolio or the desirability of buying or selling any investments for the Fund. In return for its consulting services, the Investment Manager (and not the Fund) pays Mercer a fee. See “
The Fund’s Investments—Overview of Investment Process
” in this Prospectus.

Distributions; Dividend Reinvestment Plan
The Fund intends to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s administrator, U.S. Bank Global Fund Services) (the “Administrator”), at U.S. Bank Global Fund Services, Attn: RJ Private Credit Income Fund, 777 E. Wisconsin Ave., Milwaukee, WI 53202, (877) 685-5804.

See “ Dividend Reinvestment Plan ” in this Prospectus.

Distributor
Carillon Fund Distributors, Inc., acts as distributor for the Shares (the “Distributor”) and is located at 880 Carillon Parkway, St. Petersburg, FL 33716. Class I Shares are offered for sale through the Distributor at NAV. Although no upfront sales loads will be paid with respect to Class S Shares or Class I Shares, with respect to any Class S Shares that may be offered in the future, certain financial intermediaries may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.50% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. The Distributor may appoint additional selling agents (each a “Dealer”) or other financial intermediaries through which investors may purchase Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. Investors should consult with their Dealers about any additional fees or charges their Dealers might impose on each class of Shares in addition to any fees imposed by the Fund.

Class S Shares pay to the Distributor a shareholder servicing and distribution fee equal to 0.85% per annum of the average daily value of the Fund’s net assets for the Class S Shares. For Class S Shares, 0.25% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee. Class I Shares are not subject to any shareholder servicing or distribution fees and are only available through the Distributor or an asset-based fee program sponsored by a registered broker-dealer or registered investment adviser (also known as a “wrap fee” program) that has an agreement with the Distributor.

Additionally, the Investment Manager or its affiliates, in the Investment Manager’s discretion and from its own resources, may pay additional compensation to Dealers in connection with the sale of Shares (the “Additional Compensation”). In return for the Additional

Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

See “ Plan of Distribution ” in this Prospectus.

Fees and Expenses
The Fund bears its own operating expenses (including, without limitation, its ongoing offering expenses not paid by the Investment Manager). A more detailed discussion of the Fund’s expenses can be found under “
Summary of Fund Fees and Expenses
”.

Management Fees
. The Fund pays the Investment Manager a management fee (the “Investment Management Fee”) at an annual rate of 0.75%, payable monthly in arrears, accrued daily based upon the average daily value of the Fund’s net assets. See “
Management of the Fund
.” The Investment Management Fee is paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund.

Incentive Fee . The Fund pays the Investment Manager an incentive fee based on Pre-Incentive Fee Net Investment Income Returns.
“Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive. Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
The incentive fee is paid quarterly in arrears with respect to the Fund’s
Pre-Incentive
Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);

•
100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667% per quarter (6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.667% per quarter) is referred to as the “catch-up”; and

•	10% of dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.667% per quarter (6.668% annualized).

See “Management of the Fund.”

Administration Fee
. The Fund pays the Administrator tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account
or transactional fees (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore, decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket
expenses and pays the Administrator a fee for transfer agency services. See “
Administration and Accounting Services
.”

Shareholder Servicing and/or Distribution Fees on Class
 S Shares
. The Fund has adopted a distribution and service plan (the “Distribution and Service Plan”) with respect to Class S Shares in compliance with Rule
12b-1
under the Investment Company Act. Under the Distribution and Service Plan, Class S Shares may pay as compensation up to 0.85% on an annualized basis of the aggregate net assets of the Fund attributable to Class S Shares to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. Class I Shares are not subject to any shareholder servicing or distribution fees. The shareholder servicing and/or distribution fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the shareholder servicing and/or distribution fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the shareholder servicing and/or distribution fee payable. See “
Plan of Distribution
.”

Expense Limitation and Reimbursement Agreement.
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive the Investment Management Fee, the incentive fee and/or to assume or reimburse expenses of the Fund (a “Waiver”), if required to ensure the Other Expenses do not exceed 0.50% and 0.50% of the average daily net assets of Class S Shares and Class I Shares, respectively (the “Expense Limit”). “Other Expenses” include all other expenses incurred by the Fund, such as accounting, legal, custody, administration, transfer agency and auditing fees, organization and offering expenses and fees payable to the Fund’s Trustees. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial two-year
term from the date of commencement of the Fund’s operations and will automatically continue in effect for consecutive one-year terms thereafter. The Fund may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. Thereafter, the Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement other than as of the end of the then current term. See “
Management of the Fund
.”

The Offering
The minimum initial investment in the Fund by any investor in Class S Shares is $25,000, the minimum initial investment in the Fund by any investor in Class I Shares is $1,000,000, and the minimum additional investment in the Fund by any shareholder is $10,000. However, the Fund, in its sole discretion, may accept subscriptions for Class I Shares in amounts less than $1,000,000, but in all cases, the minimum initial subscription for any class of Shares is $25,000.

The Shares will be offered in a continuous offering. Shares will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Transfer Restrictions
Shares held by a shareholder may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder or (2) with the written consent of the Fund or its designated agents, which consent may be withheld in its or their sole discretion. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may reasonably be requested.

Transferees will not be allowed to become substituted shareholders without the consent of the Fund or its designated agents, which consent may be withheld in their sole discretion. A shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or any administrator in connection with the transfer. See “
Periodic Repurchase Offers and Transfers of Shares
” in this Prospectus.

Custodian and Transfer Agent	U.S. Bank, N.A. will serve as the Fund’s custodian, and U.S. Bank Global Fund Services will serve as the Fund’s transfer agent.

Administrator	U.S. Bank Global Fund Services will serve as the Fund’s administrator and fund accountant.

Principal Risk Considerations
The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Investment Manager, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. Some of the more significant risks relating to an investment in the Fund include those listed below. A discussion of the risks associated with an investment in the Fund can be found under “Risks.”

•	There is no assurance that the Fund will achieve its investment objectives.
•	A shareholder should not expect to be able to sell all or most of their Shares regardless of how the Fund performs.
•	A shareholder should consider that they may not have access to the money they invest for an extended period of time.
•	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in its Shares to develop in the absence of any listing.

•	Because a shareholder may be unable to sell their Shares, a shareholder will be unable to reduce their exposure in any market downturn.
•
The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Shares will be eligible for repurchase and repurchase offers and the need to fund repurchase obligations may affect its ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

•	An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity. See “ Periodic Repurchase Offers and Transfer of Shares .”
•	Investors will bear substantial fees and expenses in connection with their investment. See “ Summary of Fund Fees and Expenses .”
•
The Fund is subject to special risks associated with investments in private credit strategies. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

•
The Fund is subject to special risks associated with investments in the Investment Funds, which may include risks related to the range of instruments and markets the Investment Funds may invest in, the use of leverage, the independent and largely unregulated nature of the Investment Funds, and the potentially limited withdrawals from the Investment Funds. While the Investment Manager will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses.

•
There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Manager and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets and/or the banking activities of the Investment Manager’s affiliates.

•
The Fund cannot guarantee that it will make distributions, and if the Fund does, it may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from such sources (such sources for distributions may not be available at any particular time and their availability generally is unrelated to the Fund’s performance). A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Shares, such that when a shareholder sells its Shares the sale may be subject to tax, even if the Shares are sold for less than the original purchase price.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Manager or its affiliates, that may be subject to reimbursement to the Investment Manager or its affiliates. The repayment of any amounts owed to the Fund’s affiliates will reduce future distributions to which shareholders would otherwise be entitled.

•
The Fund may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes, which will magnify the potential for loss on amounts invested in the Fund. See “
Leverage
” and “
Risks—Leverage Risk
.”

•
The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Unlisted Closed-End Fund
The Fund does not intend to list the Shares on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end
fund, should be considered illiquid. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end
funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option, and unlike traditional listed closed-end
funds the Shares will not be listed on any securities exchange. Notwithstanding that the Fund will conduct periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired regardless of how the Fund performs. See “
Closed-End
Interval Fund Structure
” in this Prospectus.

Summary of Taxation
The Fund intends to elect to be treated and to qualify as a RIC for U.S. federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes its net income and gains to shareholders each year. See “
Tax Matters
.”

SUMMARY OF FUND FEES AND EXPENSES
The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from an investor’s financial professional and in the section titled “
Plan of Distribution
” beginning on page 99 of this Prospectus.

	Class S Shares	Class I Shares
Shareholder Transaction Expenses (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load) (1)	3.50%	None
Maximum Early Repurchase Deduction (2)	2.00%	2.00%
Dividend Reinvestment Plan Fees	None	None

	Class S Shares	Class I Shares

Annual Expenses (as a Percentage of Net Assets Attributable to our Shares) (3)
Management Fees (4)	0.75%	0.75%
Incentive Fees (5)	—	—
Shareholder Servicing and/or Distribution Fees (6)	0.85%	None
Fees and Interest Payments on Borrowed Funds (7)	1.68%	1.68%
Acquired Fund Fees and Expenses (7)	0.72%	0.72%
Other Expenses (7)(8)	0.90%	0.90%
Total Annual Expenses	4.90%	4.05%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement (8)	-0.40%	-0.40%
Net Annual Expenses (8)	4.50%	3.65%

(1)
No upfront sales load will be paid with respect to Class S Shares or Class I Shares, however, if an investor buys Class S Shares through ce rta
in financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.50% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. Please consult the applicable selling agent for additional information.

(2)
A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year
anniversary of a shareholder’s purchase of the Shares (on a “first in-first
out” basis) (the “Early Repurchase Deduction”). The
one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)
This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(4)
Management Fees include the Investment Management Fee paid to the Investment Manager at an annual rate of 0.75% payable monthly in arrears, accrued daily based upon the average daily value of the Fund’s net assets. The Investment Management Fee paid to the Investment Manager will be paid out of the Fund’s assets.

Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that d
a
te and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders.

(5)
The Fund may have investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fee, if any, is based on income, whereby the Fund will pay the Investment Manager quarterly in arrears 10% of the Fund’s
Pre-Incentive
Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 6.00% annualized hurdle rate, with a full catch-up.
As the Fund cannot predict whether the Fund will meet the necessary incentive fee hurdle, the Fund has assumed no incentive fee for this chart. Once fully invested, the Fund expects the incentive fees to increase to the extent the Fund earns greater income through its investments. If the Fund achieved an annualized total return of 6.00% for each quarter made up entirely of net investment income, no incentive fees would be payable. The Fund has not included an estimate of the amount of the incentive fee for the current fiscal year in the table above due to the uncertainty regarding whether the incentive fee would be payable given that it is dependent on the Fund’s future performance. See “
Management of the Fund
” for more information concerning the incentive fees.

(6)
The Fund has adopted a distribution and service plan for Class S Shares (the “Distribution and Service Plan”). Accordingly, Class S Shares will pay a shareholder servicing and distribution fee equal to 0.85% per annum of the average daily value of the Fund’s net assets for the Class S Shares, accrued daily and payable monthly. Payment of the shareholder servicing and/or distribution fee is governed by the Distribution and Service Plan for Class S Shares, which, pursuant to the conditions of the exemptive order issued by the SEC, was adopted by the Fund with respect to Class S Shares in compliance with Rule
12b-1
under the Investment Company Act. Class I Shares are not subject to any shareholder servicing or distribution fees. See “
Plan of Distribution
”.

(7)
Fees and Interest Payments on Borrowed Funds, “Other Expenses” (as defined below), and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year. “Other Expenses” include all other expenses incurred by the Fund, such as accounting, legal, custody, administration, transfer agency and auditing fees, organization and offering expenses and fees payable to the Fund’s Trustees. The amount presented in the table estimates the amounts the Fund expects to pay during the initial
12-month
period of the offering.

(8)
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive the Investment Management Fee, the incentive fee and/or to assume or reimburse expenses of the Fund (a “Waiver”), if required to ensure the Other Expenses do not exceed 0.50% and 0.50% of the average daily net assets of Class S Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial two-year
term from the date of commencement of the Fund’s operations and will automatically renew for consecutive one-year
terms thereafter unless terminated. The Fund may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. Thereafter, the Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement other than as of the end of the then current term.

Example
The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value (“NAV”) and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the 1 Year period and the first two years of the 3 Years, 5 Years and 10 Years periods in the example). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$47	$146	$250	$506
Class I Shares	$38	$121	$209	$435
While the examples assume a 5.0% annual return on investment before fees and expenses, the Fund’s performance will vary and may result in an annual return that is greater or less than this. This amount does not reflect the imposition of an Early Repurchase Deduction of 2.00%. If an investor were to repurchase shares that have been held for less than one year and the Fund were to impose the repurchase fee, the costs for 1 year would be $68 for Class S Shares and $59 for Class I Shares. These examples should not be considered a representation of any particular shareholder’s future expenses. If the Fund achieves sufficient returns on its investments to trigger a quarterly incentive fee on income, both the Fund’s returns to its shareholders and its expenses would be higher. See “
Management of the Fund – Incentive Fee
” for information concerning incentive fees.

FINANCIAL HIGHLIGHTS
Because the Fund has no performance history as of the date of this Prospectus, there are no financial highlights for the Fund.

THE FUND
The Fund is a
non-diversified,
closed-end
management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on December 5, 2024, pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Second Amended and Restated Declaration of Trust (the “Declaration of Trust”). The Fund’s principal office is located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and its telephone number is (800) 521-1195.
Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management, the Investment Manager, is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund.
The Investment Manager, located at 880 Carillon Parkway, St. Petersburg, FL 33716, is a wholly owned subsidiary of Raymond James Financial, Inc.

USE OF PROCEEDS
The proceeds from the continuous offering of the Fund’s Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Manager), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable and not later than six months after receipt, subject to market conditions, the availability of suitable investments, and the extent to which proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes.
Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions involving private credit assets and Investment Funds, and the Investment Manager’s ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to shareholders. Pending such use, the Fund may temporarily invest a portion of proceeds defensively in short-term, high quality debt securities, cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities, including short-term non-investment
grade securities, or money market funds to meet operational needs, obtain market exposure or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND’S INVESTMENTS
Investment Objective and Policies
Investment Objective
. The Fund’s primary investment objective are to seek to generate attractive current income and preserve capital.
Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify shareholders of any changes to its investment objectives or any of its investment policies, restrictions or strategies.
There can be no assurances that the Fund’s investment objectives will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. The Fund is not intended for investors who will need ready access to the amounts invested in the Fund. An investment in the Fund should be considered illiquid. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objectives are not fundamental policies of the Fund and may be changed by the Board without prior shareholder approval.
Investment Policies
.
Under normal market conditions, the Fund seeks to achieve its investment objectives by directly or indirectly investing (which for this purpose includes unfunded capital commitments) at least 80% of its assets (net assets, plus any borrowings for investment purposes) in private credit assets (“private credit”). The Fund’s private credit investments may primarily be made through a combination of: (i) investments in private credit assets originated by third parties, such as non-bank lenders, banks, asset management firms, insurance companies, business development companies, and specialty finance companies (“direct loans”) and (ii) investments in companies and/or private investment vehicles (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) and private and publicly-traded business development companies (“BDCs”) that primarily focus on investments in private credit assets and other securities and assets in which the Fund may invest directly as part of its private credit investment strategy (the “Investment Funds”). The Fund also may obtain exposure to private credit through: (i) investments in notes or other pass-through obligations that represent the right to receive principal and interest payments on a direct loan (or fractional portions thereof), such as a participation in a single underlying loan; (ii) purchases of asset-backed securities representing ownership or participation in a pool of direct loans; (iii) investments in U.S. and non-U.S. securities of any credit rating, including unrated securities, as well as higher risk, below-investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities representing ownership or participation in a pool of such securities; (iv) investments in syndicated loans, including securities representing ownership or participation in a pool of such loans; (v) investments in mezzanine debt; (vi) investments in distressed securities and non-performing loans; and (vii) investments in wholly owned subsidiaries and/or joint ventures that primarily hold loans or credit-like securities. For purposes of the Fund’s 80% policy, the Fund considers private credit assets to include direct loans, Investment Funds, and each of the assets described in this paragraph. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds that the Fund reasonably expects to be called in the future as qualifying private credit assets for purposes of its 80% policy.
Although the Fund intends to invest a significant portion of its assets in the Investment Funds, the allocation of the Fund’s assets to Investment Funds will vary over time and may not be significant initially or at any given time during the Fund’s life. Investment Funds may be underlying funds that employ secondary strategies designed to primarily acquire other private credit funds and fund interests or direct investments in debt, equity or other security types. For purposes of the Fund’s investment policies, investments in Investment Funds will be classified based upon such Investment Funds’ stated investment objectives, policies and restrictions.

The Fund’s allocations to Investment Funds may be made in the form of capital commitments which are called down by the Investment Fund over time. Accordingly, the Fund’s private credit allocation will consist of both funded and unfunded commitments; however, only funded private credit commitments will provide exposure to underlying private credit assets that are reflected in the Fund’s NAV. Investors are advised that the actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.
Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act other than those applicable to private funds. Unregistered Investment Funds (e.
g.
, private funds) typically have greater flexibility than conventional registered investment companies as to the types of securities they may hold, the types of trading strategies they may use, the parties with whom they may transact (including affiliates) and, in some cases, the extent to which they utilize leverage.
The Fund may make investments through direct and indirect wholly owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner to comply with applicable regulatory requirements or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments.
If the Fund uses one or more Subsidiaries to make investments, they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries will be wholly owned, the Fund and its Subsidiaries will have the same investment strategies and principal risk disclosures and will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, any Subsidiaries will be consolidated subsidiaries of the Fund, and the Fund will comply with the provisions of the Investment Company Act governing capital structure and leverage on an aggregate basis with the Subsidiaries so that the Fund will treat a Subsidiary’s debt as its own. Any Subsidiary will comply with the provisions relating to affiliated transactions and custody of the Investment Company Act. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Fund. The Investment Manager will manage the portfolio dynamically, allocating assets based on changing market conditions, credit risk, liquidity, and other relevant factors in a manner it believes will provide the best opportunity to maintain the risk return profile of the Fund. While the Fund will focus on investments in direct loans and Investment Funds as a core strategy, the Investment Manager may adjust allocations among various types of private credit strategies to enhance returns and mitigate risks. This flexible approach enables the Investment Manager to tailor the portfolio in accordance with the Fund’s primary investment objectives, while also allowing the Fund to respond effectively to market fluctuations and evolving conditions within the private credit strategies that comprise the Fund’s opportunity set.
A portion of the Fund’s assets may be held in cash or cash equivalents, and the Fund may increase cash holdings depending on market conditions. The Fund may also invest in preferred securities, convertible securities, derivatives (such as options, swaps, futures, forward agreements, reverse repurchase agreements), exchange-traded funds, and other investment companies.
When the Fund invests in loans and debt securities, it may acquire warrants or other equity securities of borrowers and may receive non-cash
income features such as PIK interest and original issue discount (“OID”). The Fund may also invest directly in warrants and equity securities, including securities of specialty finance companies and companies that employ private debt strategies. The Fund’s equity holdings may include companies across a range of market capitalizations, both within and outside the United States. Investments across different levels of a borrower’s capital structure or in different classes of securities are permitted, subject to applicable laws.

The Fund is not limited by the duration, maturity, or credit quality of its investments. The Fund may invest in below-investment-grade and non-rated
debt securities (often referred to as “junk”), which may constitute a substantial portion of the portfolio at times. The Fund may use leverage through direct borrowings or through its wholly owned subsidiaries to enhance returns, meet repurchase requests, or provide liquidity. The Fund may also invest directly in foreign debt and equity securities, including those from emerging markets. While it is not anticipated that foreign or emerging market investments will represent a significant portion of the portfolio, the Fund retains the flexibility to invest globally as needed.
There can be no assurance that the Fund will achieve its investment objectives. The Investment Manager has discretion to adjust the Fund’s asset allocation as needed, ensuring that the portfolio remains aligned with the Fund’s primary goals of generating income and preserving capital. The Fund may change its investment objectives, policies, strategies, and techniques at the discretion of the Board, without shareholder approval, unless otherwise required by law. Any material changes will be communicated to shareholders.
Key Characteristics of Private Credit.
Private credit refers to privately negotiated debt provided by a non-bank
lender to a borrower. Typically the debt takes the form of a loan and the borrower is a company, which strategy is generally referred to as “direct lending”, but other structures and types of borrowers are also prevalent in private credit more broadly. The Investment Manager believes that private credit is an asset class with a demonstrated track record of offering diversification from public markets, and premium returns with lower volatility compared with liquid fixed income strategies due to the premium income required by lenders to commit to illiquid assets, the structural protections that exist in the assets, and general lack of secondary trading activity.
A substantial portion of the Fund’s portfolio is allocated to direct lending strategies, where the direct loans are typically U.S. dollar-based senior secured loans to U.S. middle market companies. Direct loans are generally originated by lenders that work directly with borrowers, and, if the borrower is owned by a private equity firm (“PE sponsor”), with PE sponsors, rather than participating in a loan structured by an intermediary such as a bank.
Secured senior loans typically include contractual, floating rate interest payments (“coupons”) which are customarily paid quarterly and are priced as a basis points spread added to the Secured Overnight Funding Rate (“SOFR”), which is the median transaction-level cost of overnight borrowings of cash collateralized by Treasury securities. The loans typically have maturities of five to seven years though they may have shorter or longer maturities. Additionally, the loans generally have a first priority lien on all or most of the borrower’s tangible and intangible assets, positioning the loans as the senior claim in the borrower’s capital structure ahead of junior and subordinated debt and equity. The terms of the loan are specified in a governing document called a credit agreement which typically contains other provisions that include, without limitation, reporting requirements, representations and warranties, financial covenants, negative covenants, and various other conditions to borrowing.
Direct loans do not typically obtain public credit ratings from Nationally Recognized Statistical Rating Organizations (“NRSRO”) or disclose financial information publicly. Without ratings or publicly available information, direct loans are not typically traded and lenders generally expect to hold the loans until maturity or a refinancing. As such, direct loans customarily require higher interest payments for lenders than the coupons earned in syndicated loans, which are generally accepted to have a greater level of liquidity facilitated by ratings, public disclosures and intermediaries that act as “market makers” in the loans. The higher pricing of direct loans is intended to compensate investors for accepting the illiquidity of the loans, and does not necessarily reflect a higher risk profile; direct loans have historically exhibited default rates that are similar to the default rates of syndicated loans. Other characteristics that factor into the pricing of direct loans include, without limitation, borrower credit quality and size, whether a borrower is owned by a PE sponsor, and the industry in which the borrower operates. Other customary loan economics include an upfront fee, which may be structured as a fee or an OID to the purchase price of the loan, and is typically realized over time. The fee or OID provide additional yield enhancement to direct loans. The Fund’s private credit asset exposures are largely senior and generate contractual cash income to the Fund or underlying Investment Fund. The Fund may seek exposure to senior and junior debt that includes a PIK component for a portion of their interest. Such assets are expected to have a different risk profile from senior first lien and unitranche assets, and are not anticipated to constitute a significant portion of the Fund’s direct investment portfolio.
The Fund is focused primarily on obtaining exposure to private debt transactions for U.S. middle market companies (the “middle market”) which typically encompasses companies that generate between $10 million and $100 million of EBITDA, though private credit transactions for companies that generate less than $10 million and more than $100 million of EBITDA are also prevalent in the market. Over the past several years there has been an increase in the occurrence of private financings for companies with over $100 million of EBITDA, typically known as the large cap market. The middle market is unique in its size and contribution to U.S. GDP. U.S. middle market businesses represent one-third
of private sector GDP and employ approximately 48 million people. The middle market has been an attractive source of financing opportunities to private lenders for decades, with an increase in opportunities resulting from the expansion of bank regulations put in place post-global financial crisis, which caused bank lenders to reduce their lending activity. Such deals had historically been structured by bank intermediaries which would run a process to bring other participants into the financings via the syndicated loan market (“syndicated loans”). As private lenders have raised more capital and can hold larger positions in their portfolios, it is not uncommon for loans of over $1 billion to be provided by a small number of lenders, allowing large borrowers to benefit from the efficient execution of the private credit market. In seeking financing, larger companies assess the costs and benefits of accessing the syndicated loan and private credit markets, with higher coupons and tighter restrictions being the main negatives in the private credit markets and a fragmented group of borrowers with which they don’t have direct relationships being one of the main negatives of the typically lower-cost syndicated loan market. The Fund may invest directly in loans to larger borrowers on a case by case basis, and indirectly through Investment Funds.
The Fund intends to participate predominantly in direct investments that provide exposure to financings for companies that are owned by PE sponsors. There are several reasons for the Fund to focus on PE sponsor-backed companies for its direct loans, including (i) the scale of the opportunity, which vastly outpaces the number of transactions for non-sponsored companies; (ii) the contribution of new cash capital by PE sponsors in leveraged buyout transactions; (iii) the potential for PE sponsors to contribute additional capital for growth and other needs; and (iv) the additional strategic and other resources provided by PE sponsor owners to their portfolio companies. While the majority of the private credit assets in the Fund are anticipated to finance middle market companies owned by PE sponsors, the Fund may invest directly in private credit assets to non-sponsored
companies on a case by case basis or indirectly through Investment Funds.
Fund’s Target Investment Portfolio.
The Fund seeks to construct a highly diversified portfolio providing exposure to a wide range of private credit strategies and assets. In so doing, the Fund invests in the following assets:
1.
Direct Loans
: The Fund invests in direct loans by purchasing or co-investing in assets from or alongside originating investment managers or banks.
The Fund’s exposure to direct loans may include secured senior debt (including traditional first lien, unitranche and second lien debt), unsecured debt (including senior unsecured and subordinated debt) or preferred equity, which often includes a contractual dividend. First lien and unitranche loans are typically the most senior obligation in a borrower’s capital structure with a first claim on collateral and cash available for repayments, including from asset sales. Unitranche loans typically combine traditional first lien and junior debt in a single tranche that requires higher interest payments than traditional first lien debt reflecting the increased leverage of the combined facility. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the first out tranche is paid. Second lien loans are typically pari passu with first lien loans in priority but are subordinated in right of payment, though in some cases second lien loans may be lower priority than first lien debt.

2.
Investment Funds
: The Fund invests in the Investment Funds, which are companies or private investment funds (funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) and private and publicly-traded business development companies (“BDCs”) that invest in private credit assets. Private investment funds are not subject to all the same regulatory restrictions as funds registered under the Investment Company Act as they relate to certain terms such as the use of leverage and requirements to provide liquidity, for example. The Investment Manager believes that the Fund’s investments in private investment funds may provide additional opportunities to earn attractive risk-adjusted returns for the Fund.
The Fund typically invests directly in an Investment Fund by purchasing an interest in such Investment Fund. For example, the Fund may invest in the equity or debt of BDCs that primarily originate and manage middle market and specialty finance debt and equity investments. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Fund. Such an instance may arise, for example, where the Fund’s proposed allocation does not meet an Investment Fund’s investment minimum. In these instances, the Investment Manager may determine that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund. If so determined, the Fund may invest in the Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of the Investment Fund. In each case, a counterparty would agree to pay to the Fund a return determined by the return of the Investment Fund, in return for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Investment Fund. Indirect investment through a swap or similar contract in an Investment Fund carries with it the credit risk associated with the counterparty. Indirect investments generally are subject to transaction and other fees, which reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund’s value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Fund may be subject to additional regulations. Alternatively, the Fund may seek to purchase an interest in an Investment Fund through a secondary market transaction involving an existing investor in such Investment Fund, although these acquisitions typically require consent of the general partner (or its equivalent) of the Investment Fund.
3.
Secondaries:
The Fund may purchase private credit assets and Investment Funds through secondary transactions. Investment Funds purchased through secondary transactions are typically at a later stage in their lifecycle. Secondaries may also provide opportunities to buy private credit assets and Investment Funds at a discount.
4.
Securitizations
: The Fund may invest in the debt or equity of securitizations of private credit assets such as CLOs, or in asset-backed securities (“ABS”) across a variety of sectors within private credit strategies, when the Fund believes such investments will provide an opportunity to generate attractive risk-adjusted returns. Securitizations are typically private placements and are not registered with the SEC.
5.
Joint Ventures
: The Fund may enter into joint ventures. The objective of a joint venture is to generate current income and capital appreciation by investing primarily in the debt of privately-held middle market companies, broadly syndicated loans and/or structured product investments. A joint venture may also use investment leverage.
6.
Other Investments
: The Fund’s remaining assets will be invested mostly in other public and private credit investments, including (i) investments in notes or other pass-through obligations that represent the right to receive principal and interest payments on a direct loan (or fractional portions thereof), such as a participation in a single underlying loan; (ii) purchases of asset-backed securities representing ownership or participation in a pool of direct loans; (iii) investments in U.S. and non-U.S. securities of any credit rating, including unrated securities, as well as higher risk, below-investment grade debt securities (commonly referred to as “high yield”

securities or “junk bonds”), including securities representing ownership or participation in a pool of such securities; (iv) investments in syndicated loans, including securities representing ownership or participation in a pool of such loans; (v) investments in mezzanine debt (which is typically structurally subordinate to senior debt); (vi) investments in distressed securities and non-performing loans; and (vii) equity co-investments.
7.
Cash, Cash Equivalents and Liquid Investments
: The remainder of the Fund’s assets will be invested in liquid investment strategies that seek to generate better than cash yields. The Fund may invest in a variety of short-duration assets to manage its liquidity.
Subsidiaries.
The Fund may make investments through direct and indirect wholly owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient
manner to comply with applicable regulatory requirements or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments, as applicable. Such Subsidiaries may not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries.
The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. In determining which investments should be bought and sold for a Subsidiary, the Investment Manager will treat the assets of any Subsidiary as if the assets were held directly by the Fund. The financial statements of any Subsidiary would be consolidated with those of the Fund.
If the Fund uses one or more Subsidiaries to make investments, they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries will be wholly owned, the Fund and its Subsidiaries will have the same investment strategies and principal risk disclosures and will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, any Subsidiaries will be consolidated subsidiaries of the Fund, and the Fund complies with the provisions of the Investment Company Act governing capital structure and leverage on an aggregate basis with the Subsidiaries so that the Fund will treat a Subsidiary’s debt as its own. The Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the Investment Company Act. U.S. Bank, N.A. will serve as the custodian to the Subsidiaries. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Fund.
The Investment Manager believes the Fund’s investment strategy favors a modest amount of leverage consistent with the statutory limitations. The Fund may also use leverage by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. Accordingly, the Fund utilizes and may continue to utilize leverage from borrowings, including through borrowings by one or more wholly owned subsidiaries, to enhance yield within the 300% asset coverage (up to 50% of the Fund’s net assets) requirements of an interval fund. Certain Fund investments may be held by these wholly owned subsidiaries. The Fund is authorized to borrow cash in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.
Overview of Investment Process.
Investment Process for Direct Loans
The Fund’s investment process for direct loans is designed to identify and allocate capital to a diverse range of individual assets that align with the Fund’s investment objectives of income generation and capital preservation, while also providing increased diversification from assets sourced through the Investment Manager’s distinctive process. The Investment Manager is responsible for selecting and monitoring these investments, ensuring they are consistent with the overall portfolio construction and broader strategy of the Fund.
The Fund sources direct loans from an expansive network of debt advisors and originators. The Investment Manager has a network of relationships that includes private credit investment managers, including those that manage Investment Funds, private equity investment managers, banks, loan originators and other capital markets intermediaries. The Investment Manager may pursue opportunities identified by Raymond James businesses and affiliates, but in no event does the Fund have any rights with respect to such opportunities. Subject to applicable law, including the Investment Company Act, such opportunities or a portion thereof may be made available to other accounts, Raymond James, all or certain investors in the Fund, or such other persons or entities as determined by Raymond James in its sole discretion. The Fund will have no rights and will not receive any compensation related to such opportunities. For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “
Potential Conflicts of Interest
”.
The Investment Manager believes its relationships with top tier debt originators from which it can source individual investments is an important element in building and maintaining a pipeline of direct loans the Investment Manager believes will benefit the Fund by, for example, increasing portfolio diversification. Using information received directly in conjunction with individual investment opportunities, the Investment Manager conducts rigorous due diligence which involves the evaluation of (i) origination source and counterparties; (ii) transaction rationale; (iii) sponsor track record; (iv) capital structure; (v) risk profile; (vi) historical and projected financial information; (vii) loss mitigation; (viii) industry dynamics; and (viii) legal documentation.
Externally Managed Investments
The Fund’s investment process for externally managed investments is designed to identify and allocate capital to a diverse range of third-party investment vehicles that align with the Fund’s objectives of income generation and capital preservation, while also providing valuable diversification and exposure to specialized strategies within private credit. The Investment Manager is responsible for selecting and monitoring these investments, ensuring they complement the Fund’s broader strategy.
The Investment Manager conducts rigorous due diligence when evaluating external managers and related investment vehicles. This due diligence process involves assessing the external manager’s platform capabilities, strategy execution, risk management framework, and historical performance. The Investment Manager seeks to partner with managers whose strategies offer attractive risk-adjusted returns and align with the Fund’s objectives.
The Investment Manager has additionally entered into a consulting agreement with Mercer Investments LLC, a Delaware limited liability company (“Mercer”), dated November 4, 2024 (the “Consulting Agreement”). Under the Consulting Agreement and as may be requested by the Investment Manager from time to time, Mercer provides consulting services to the Investment Manager, including, among other services, initial and ongoing due diligence with respect to investment managers and their Investment Funds, and by providing market data and insights with respect to such investment managers and their Investment Funds. Mercer does not, however, have any day-to-day portfolio management responsibilities or provide any investment opinions, advice or recommendations to the Investment Manager regarding the management of the Fund or its portfolio or the desirability of buying or selling any investments for the Fund. In return for its consulting services, the Investment Manager (and not the Fund) pays Mercer a fee. The Investment Manager may utilize the information and data received from Mercer as part of the Investment Manager’s investment process to evaluate potential third-party investment managers and Investment Funds as potential investments for the Fund’s investment program; however, the Investment Manager has full discretion over whether the Fund will invest in an Investment Fund.
Private Credit Secondaries Investment Process
The Fund may invest in direct loans and Investment Funds in secondary transactions. The Fund’s investment process for secondary investments is designed to identify and allocate capital to a diverse range of opportunities that align with the Fund’s investment objectives of income generation and capital preservation, while also accessing transactions that have the potential to impact returns, capital efficiency or other elements of Fund management or performance. Private credit secondary opportunities have expanded in conjunction with the growth of the private credit market over the last several years. Private credit secondaries are often manager-led,
and typically enable the Fund to invest in Investment Funds that are fully or more fully deployed than would be possible in a primary commitment, and in direct loans that may have a shorter weighted average life than newly originated transactions. Occasionally, there may be an opportunity to purchase the assets at a discount to book value.
The Investment Manager conducts rigorous due diligence of secondary investment opportunities which includes the evaluation of (i) manager or lender platform capabilities; (ii) seller rationale; (iii) historical performance; (iv) current and projected financial information; (v) risk profile and (vi) legal documentation.
Other Information Regarding Investment Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Investment Manager may determine that a large portion of the Fund’s assets should be invested in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In these and in other cases, the Fund may not achieve its investment objective. The Investment Manager may invest the Fund’s cash balances in any investments it deems appropriate.
The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary from year to year. It is anticipated that the Fund’s annual overall portfolio turnover rate will ordinarily be between 20% and 30%. The portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Manager investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. If securities are not held for the applicable holding periods, gain or loss from sales will be short-term capital gain or loss and dividends paid on them will not qualify for the advantageous federal tax rates.

LEVERAGE
The Fund may utilize leverage. The Fund (or a Subsidiary) may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund may also use leverage by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act, which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness).
The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage.

RISKS
Investing in the Fund’s Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in the Fund’s Shares specifically. For purposes of the risks summarized below, references to the risks associated with a “Fund’s” investments may also refer to such risks in respect of investments held by a “Subsidiary” or an “Investment Fund”, as the context requires. In addition to the other information contained in this prospectus, investors should consider carefully the following information before making an investment in the Fund’s Shares. The risks set forth below are not the only risks the Fund and the Investment Funds face. Such additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund may also impair its operations and performance. If any of the following events occur, the Fund’s business, financial condition and results of operations, or those of the Investment Funds, could be materially and adversely affected. In such cases, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment. The NAV of, and dividends paid on, the Shares will fluctuate with and be affected by, among other things, the risks more fully described below.
General Risks of Investing in the Fund
Limited Operating History
. The Fund has not commenced operations and therefore has no operating history upon which potential investors may evaluate past or future performance. Investors should draw no conclusions from the performance of any other Raymond James affiliated or managed vehicles and should not expect to achieve similar returns.
Non-Diversified
Status.
The Fund is a
non-diversified
fund. As defined in the Investment Company Act, a
non-diversified
fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified
fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.
Closed-End
Interval Fund; Illiquidity of Shares.
The Fund is structured as an “interval fund” and designed primarily for long-term investors. An investment in the Shares, unlike an investment in a traditional listed closed-end
fund, should be considered illiquid. The Shares are appropriate only for investors who are seeking an investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end
funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at an investor’s option. Unlike traditional listed closed-end
funds, the Shares are not listed for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The NAV of the Shares may be volatile and the Fund’s use of leverage will increase this volatility. As the Shares are not traded, investors may not be able to dispose of their investment in the Fund when or in the amount desired, no matter how the Fund performs.
Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case the Fund may not repurchase all of a shareholder’s Shares tendered in that offer. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, shareholders may not be able to sell their Shares when and/or in the amount that they desire.
Investment and Market Risk.
An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s Shares represents an indirect investment in the portfolio of floating rate instruments, other securities and derivative investments owned by the Fund, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of common shareholders to rei nve
st dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.
Potential Conflicts of Interest Risk
. The Investment Manager and its affiliates face conflicts of interest caused by compensation arrangements with the Fund and its affiliates, which could result in actions that are not in the best interests of the Fund’s shareholders. The Investment Manager and its affiliates will receive substantial fees from the Fund in return for their services, and these fees could influence the advice provided to the Fund. The Fund pays to the Investment Manager an incentive fee that is based on the performance of the Fund’s portfolio and an annual base management fee that is based on the value of the Fund’s average daily net assets. Because the incentive fee is based on the performance of the Fund’s portfolio, the Investment Manager may be incentivized to make investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Investment Manager to use leverage to increase the return on the Fund’s investments. The Fund’s compensation arrangements could therefore result in the Fund making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “
Potential Conflicts of Interest
” in this Prospectus.
Dependence on Key Personnel Risk.
The Fund’s future success depends, to a significant extent, on the continued services of the officers and employees of the Investment Manager or its affiliates. The loss of services of one or more members of the Investment Manager’s management team, could adversely affect the Fund’s financial condition, business and results of operations. The Investment Manager cannot guarantee that any of the members of the management team will remain affiliated with the Fund and/or the Investment Manager. Further, the Fund does not intend to separately maintain key person life insurance on any of these individuals.
Large Shareholder Risk.
To the extent a large proportion of Shares is held by a small number of shareholders (or a single common shareholder), including affiliates of the Investment Manager, the Fund is subject to the risk that these shareholders may seek to sell Shares (including after expiration of any applicable
“lock-up
period”) in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Shares tendered by a small number of shareholders (or a single common shareholder) may exceed the number of Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder.
See
“
Repurchase Offers Risk
”.
Incentive Fee Risk.
The investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”) entitles the Investment Manager to receive incentive compensation on income only. The Fund may be required to pay the Investment Manager incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. The incentive fee payable by the Fund to the Investment Manager may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Investment Manager is determined may encourage it to use leverage to increase the return on the Fund’s investments. Any incentive fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible.
The Investment Manager is not under any obligation to reimburse the Fund for any part of the incentive fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an incentive fee on income it never received. This could result in higher investment losses, particularly during economic downturns.

Repurchase Offers Risk.
The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule
23c-3
under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to its shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is dete rmi
ned. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.
Distributions Risk
. Any distributions the Fund makes will be at the discretion of the Board, considering factors such as the Fund’s earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, the Fund’s distribution rates and payment frequency may vary from time to time. The Fund may not achieve investment results that will allow it to make a specified or stable level of cash distributions and its distributions may decrease over time. In addition, the Fund may be limited in its ability to make distributions.
Valuation Risk.
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, the Board. There is generally no public market for interests in d ire
ct loans and Investment Funds and there is not a public market for securities of certain other private assets in which the Fund plans to invest. The Fund expects that many of its investments will not be publicly-traded or actively traded on a secondary market. The Fund will value these securities daily at fair value as determined in good faith as required by the Investment Company Act, but generally based on the most recent quarterly mark. Between quarterly valuations the Fund will consider daily whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarterly process.
As part of the Fund’s valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments, without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company; (ii) the nature and realizable value of any collateral; (iii) the portfolio company’s ability to make payments based on its earnings and cash flow; (iv) the markets in which the portfolio company does business; (v) a comparison of the portfolio company’s securities to any similar publicly traded securities; and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded
securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially differ from the value that the Fund may ultimately realize upon the sale of one or more of its investments. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund may realize amounts that are different from what was previously the value, and such differences could be material. See “
Net Asset Value
” for a further discussion of fair valuation methodologies for the direct loans, Investment Funds and other investments.
Valuation of the Investment Funds Risk.
The valuation of the Fund’s investments in Investment Funds is typically based on valuations provided by the Investment Fund’s manager or administrator on a quarterly basis. A significant portion of an Investment Fund’s assets may lack a readily available market price and, therefore, require fair valuation by the Investment Fund’s manager. In this context, the Investment Manager may encounter a conflict of interest when valuing these securities, as their value can impact the Investment Manager’s compensation or their capacity to raise additional funds. There are no guarantees or assurances regarding the valuation methodology employed or the adequacy of systems utilized by any Investment Fund manager. Additionally, there is no assurance regarding the accuracy of valuations provided by the Investment Fund managers, their compliance with internal policies or procedures for record-keeping and valuation, or the stability of their policies, procedures, and systems. Consequently, it is possible that an Investment Fund manager’s valuation of securities may not align with the ultimate realized amount upon the disposition of such securities. The information provided by an Investment Fund manager may be subject to inaccuracy due to fraudulent activity, misvaluation, or inadvertent errors. It is important to note that the Investment Manager in its role as Valuation Designee (as defined below) may not identify valuation errors for a significant period of time, if at all.
Valuation Adjustments in the Investment Funds Risk.
The Fund calculates its NAV on a daily basis generally using the quarterly valuations provided by the Investment Fund managers. However, it is important to note that these valuations may not capture market changes or other events that take place after the end of the quarter. The Fund will adjust the valuation of its holdings in Investment Funds to account for such events, in accordance with its Valuation Procedures (as defined below). However, it is important to note that there is no guarantee that the Fund will accurately determine the fair value of these investments. Furthermore, it is possible that the valuations reported by the Investment Fund managers may be subject to subsequent adjustments or revisions. Subsequent adjustments or revisions to the NAV of the Fund have an adverse impact on the Fund’s NAV and the remaining outstanding Shares may be negatively affected due to prior repurchases. This may result in a potential benefit for shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Contrarily, any increases in the NAV resulting from such subsequent adjustments may exclusively benefit the outstanding Shares, potentially disadvantaging shareholders who had previously had their Shares repurchased at a NAV lower than the adjusted amount. These principles also extend to the purchase of Shares, meaning that new Shareholders may be similarly affected.
Interest Rate Risk.
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.
During periods of falling interest rates, payments on the floating rate debt instruments that the Fund may hold would generally decrease, resulting in less interest income to the Fund. In the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
A rise in the general level of interest rates generally can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Accordingly, in general, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Investment Manager with respect to pre-incentive
fee net investment income earned in a given quarter.
Risks of Investing in Private Credit Investments
Private Credit Risk.
Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized
impact on the performance of the Fund. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. See “
Closed-End
Interval Fund Structure
.” Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The Fund’s portfolio companies may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. See “
Below Investment Grade Risk
.”
Direct Lending Risk.
The Fund may engage in direct lending, which practice involves certain risks. If a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, the Fund may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of the Fund’s interests is adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of the Fund’s rights.
There are no restrictions on the credit quality of the Fund’s loans. Loans may be deemed to have substantial vulnerability to default in payment of interest and/or principal. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on loans in which the Fund has invested. Certain of the loans in which the Fund may invest have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than better quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better quality loans.
Loans to issuers operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code or the equivalent laws of member states of the European Union (“EU”) are, in certain circumstances, subject to certain potential liabilities that may exceed the amount of the loan. For example, under certain circum st
ances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.
Loans Risk.
The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund invests in may be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.
Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such col la
teral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.
Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.
If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.
If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Investment Manager, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.
The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Investment Manager has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.
In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.
The Fund also may acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.
Senior Secured Loans and Senior Secured Bonds Risk.
There is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to interest rate and market volatility. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce its remedies.
Loan Participations and Assignments Risk.
The Fund may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.
Syndicated Loan Risk.

The Fund may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in synd icat
ed loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that the Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund has the power to engage in short-term borrowing to meet short-term liquidity needs that might arise from any lengthy loan settlement periods.
Junior and Subordinated Debt Risk.
The Fund may invest in debt instruments that are subordinated or otherwise junior in an issuer’s capital structure. Investments in subordinate debt securities may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured and/or subject the Fund to a “first loss” subordinate holder position relative to other lenders. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under terms of subordinated intercreditor agreements, senior creditors will typically be able to block the acceleration of the mezzanine debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. Further, the ability of a borrower to make payments on the loan underlying these securities is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit and any classes of securities junior to those in which the Fund invests, it will not be able to recover all of its investment in the securities purchased. Investments in subordinate securities have a higher risk of loss and credit default than investments in more senior securities and subordinated tranches absorb losses from default before other more senior tranches are put at risk. Mezzanine debt securities (as well as other more senior securities) are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws,
(ii) so-called
lender liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The securities the Fund invests in may be subject to early redemption features, refinancing options, pre-payment
options, or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected, resulting in a lower return to the Fund than estimated. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity securities may become worthless.
The Fund may invest in subordinated debt or “mezzanine” debt investments, and such investments and the Fund’s remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of holders of more senior tranches in an issuer’s capital structure and, to the extent applicable, contractual inter-creditor, co-lender
and participation agreement provisions.
Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior commercial mortgage-backed securities (“CMBS”) bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the unde rly
ing loans in the Fund.
Defaulted Debt Securities and Other Securities of Distressed Companies
Risk
.
The Fund may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities.
In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.
The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any investment opportunity involving any such type, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.
Adjustments to Terms of Investments Risk
.
The terms and conditions of the loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Fund, if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Fund originally agreed. Because the Fund may invest through participation interests and derivative securities, the Fund may not be entitled to vote on any such adjustment of terms of such agreements.
The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Investment Manager will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Investment Manager may, in accordance with its investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Investment Manager will make such determinations in accordance with its investment m ana
gement standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.
Investment Funds Risks.
The Fund’s investments in Investment Funds that provide exposure to private credit assets are subject to a number of risks. Investment Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Investment Funds in which the Fund invests may have only limited operating histories. Although the Investment Manager will seek to receive detailed information from each Investment Fund regarding its business strategy and any performance history, in most cases the Investment Manager will have little or no means of independently verifying this information. In addition, Investment Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Investment Funds and the illiquid nature of their investments, investors may see negative returns in the early stages of holding Investment Funds. Then as investments are able to realize liquidity events, such as a sale or maturity, positive returns will be realized if the Investment Fund’s investments are successful.
Investment Fund interests are ordinarily valued based upon valuations provided by the Investment Fund managers, which may be received on a delayed basis. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Fund managers. An Investment Fund manager may face a conflict of interest in valuing such securities because their values may have an impact on the Investment Fund manager’s compensation. The Investment Manager will review and perform due diligence on the valuation procedures and monitor the returns provided by the Investment Funds. However, neither the Investment Manager nor the Board can confirm the accuracy of valuations provided by Investment Fund managers. Unreliable valuations provided by Investment Funds could materially adversely affect the value of the Fund’s Shares.
The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Investment Funds. Such fees and performance-based compensation are in addition to any investment advisory fee the Investment Fund charges. In addition, performance-based fees charged by Investment Fund managers may create incentives for the Investment Fund managers to make risky investments, and may be payable by the Fund to an Investment Fund manager based on an Investment Fund’s positive returns even if the Fund’s overall returns are negative.
Moreover, a shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Investment Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a shareholder in the Fund may be subject to higher operating expenses than if the shareholder invested in the Investment Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Investment Manager and other expenses payable directly by the Fund from amounts distributed to the Fund by the Investment Funds, the returns to a shareholder in the Fund will be lower than the returns to a direct investor in the Investment Funds. Fees and expenses of the Fund and the Investment Funds will generally be paid regardless of whether the Fund or Investment Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Investment Funds, although access to many Investment Funds may be limited or unavailable, particularly as a secondary investment, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Investment Funds.
There is a risk that the Fund may be precluded from acquiring an interest in certain Investment Funds due to regulatory implications under the Investment Company Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Investment Funds. The Investment Manager also may refrain from including an Investment Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the Investment Company Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the Investment Company Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to an

Investment Fund. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the Investment Company Act, may cause the Fund to invest in different Investment Funds than other clients of the Investment Manager.
If the Fund fails to satisfy any capital call by an Investment Fund in a timely manner, it will typically be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Investment Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Investment Funds or otherwise impair the value of the Fund’s investments.
The governing documents of an Investment Fund generally are expected to include provisions that would enable the fund sponsor, the manager, or a majority in interest (or higher percentage) of an Investment Fund’s limited partners or members, under certain circumstances, to terminate the Investment Fund prior to the end of its stated term. Early termination of an Investment Fund in which the Fund is invested may result in the Investment Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.
Although the Fund will be an investor in an Investment Fund, shareholders will not themselves be equity holders of that Investment Fund and will not be entitled to enforce any rights directly against the Investment Fund or the Investment Fund manager or assert claims directly against any Investment Funds, the Investment Fund managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Investment Funds that may be available to the Fund as an investor in the Investment Funds. In addition, Investment Funds generally are not registered as investment companies under the Investment Company Act; therefore, the Fund, as an investor in Investment Funds, will not have the benefit of the protections afforded by Investment Company Act. Investment Fund managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Investment Funds managed by such Investment Fund managers, will not have the benefit of certain of the protections afforded by the Advisers Act.
Undrawn commitments to Investment Funds generally are not immediately invested. Instead, committed amounts are drawn down by Investment Funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Investment Fund’s drawdowns. During this period, investments made early in an Investment Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Investment Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Investment Manager as to when it can expect to no longer need to fund capital calls for a particular Investment Fund. Accordingly, the Investment Manager may make investments and commitments based, in part, on anticipated future capital calls and distributions from Investment Funds. This may result in the Fund making commitments to Investment Funds in an aggregate amount that exceeds the total amounts invested by shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to an Investment Fund will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Investment Manager’s judgment, to satisfy capital calls from Investment Funds.
Investment Funds Fee Risk.
Each third-party investment manager to which the Investment Manager allocates assets generally will charge the Fund, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation (either fees or in the form of profit “allocations”). The asset-based fees of the investment managers are generally expected to range from 1% to 3% annually of the net assets under their management. The performance compensation to the investment managers is generally expected to range from 10% to 25% of net profits annually, which can exceed the levels permitted for funds registered under the Investment Company Act. The receipt of performance compensation by an investment manager may create an incentive for an Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such incentive. In addition, because performance compensation will generally be calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, such compensation may be greater than if it were based solely on realized gains. Investment managers may receive compensation for positive performance of an Investment Fund even if the Investment Fund’s overall returns are negative.
An investment manager to an Investment Fund will receive any performance compensation to which it is entitled, irrespective of the performance of the other Investment Funds and the Fund generally. Thus, an investment manager with positive performance may receive performance compensation from the Fund, as an investor in an underlying Investment Fund, and indirectly from the Fund’s investors, even if the Fund’s overall returns are negative. Investment decisions for the Investment Funds are made by the investment managers independently of each other and may conflict with each other. Consequently, at any particular time, one Investment Fund may be purchasing interests in an issuer that at the same time are being sold by another Investment Fund. Investing by Investment Funds in this manner could cause the Fund to indirectly incur certain transaction costs without accomplishing any net investment result.
Investment Funds’ Underlying Investments Risk.
The investments made by the Investment Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. The Investment Funds in which the Fund expects to invest generally will hold private credit assets, and accordingly, the Investment Funds will be subject to the risks associated with private credit strategies, direct lending, and holding fixed income instruments described herein. Unless and until those investments are refinanced, sold or mature, they will remain illiquid. As a general matter, companies in which the Investment Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.
An Investment Fund may focus on a particular industry or sector, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, an Investment Fund manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Investment Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.
The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Investment Fund may invest. The success of each investment made by an Investment Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.
Competition Risk.
The Fund competes for investments with other investment funds and a variety of other investors (including private credit funds, mezzanine funds, performing and other credit funds, funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products, specialty finance companies, real estate investment trusts), as well as traditional financial services companies such as commercial banks and other sources of funding. These other investment funds and other investors might be reasonable investment alternatives to the Fund and may be less costly or complex with fewer and/or different risks than the Fund has. Some of the Fund’s competitors may have a lower cost of funds and access to funding sources that are not available to the Fund, such as the U.S. government. As a result of these new competitors entering the financing markets in which the Fund operates, competition for investment opportunities in U.S. private companies may intensify. The Fund may lose investment opportunities if it does not match its competitors’ pricing, terms or structure. If the Fund is forced to match its competitors’ pricing, terms or structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. With respect to corporate direct lending, a significant part of the Fund’s competitive advantage stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on the Fund as an investment company.
Privately-held Companies and the Lack of Available Information About These Companies
Risk
.
The Fund expects to invest a substantial portion of its assets in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s investments and, in turn, on the Fund. Third, the investments themselves tend to be less liquid. As such, the Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of the Fund’s target portfolio companies may affect the Fund’s investment returns. Fourth, these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns. Fifth, these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Sixth, limited public information generally exists about private companies. Seventh, these companies may not have third-party debt ratings or audited financial statements. The Fund must therefore rely on the ability of the Investment Manager to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Investment Manager typically assesses an investment in a portfolio company based on the Investment Manager’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Investment Manager to make different investment decisions than it may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Fund is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision, and it may lose money on its investments.
Business Development Companies Risk.
 The Fund may invest in private BDCs and publicly-traded BDCs. A BDC is a type of closed-end investment company regulated under the Investment Company Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and that the BDC complies with the applicable requirements of Subchapter M of Subtitle A, Chapter 1 of the Code.
Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Publicly traded BDCs may trade at a discount to their NAV because they invest in unlisted securities and have a limited access to capital markets. Private BDCs are illiquid investments, and the BDC may not engage in periodic repurchases of shares. There is no guarantee the Fund will be able to liquidate or sell its private BDC investments.
Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.
Limited Partnership Interests Risk.
Private credit funds, often organized as limited partnerships, are the most common vehicles for making private credit investments. When making investments through secondary transactions in such Investment Funds, the Fund will typically agree to purchase an investor’s existing limited partnership interest in an Investment Fund, typically at a discount to NAV, and take on existing obligations to fund future capital calls. Due to the illiquidity of the market for limited partnership interests and/or other types of interests or positions in Investment Funds, an investor can sometimes purchase a secondary investment at a discount to an Investment Fund’s NAV. Securities issued by private partnerships tend to be more illiquid, and highly speculative. Limited partnership and/or other interests or positions in Investment Funds have not been and will not be registered under the 1933 Act or any other securities laws in any jurisdiction.
Fixed-Income Securities Risks
Fixed-income securities in which the Fund may invest are generally subject to the following risks:
Issuer and Spread Risk.
The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer. In addition, wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood of risk or default by the issuer.
Credit Risk.
Credit risk is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to shareholders would be adversely impacted if an underlying issuer of debt investments or other instruments or a borrower under a loan in which the Fund invests were to become unable to make such payments when due.
Although the Fund may make investments that the Investment Manager believes are secured by specific collateral the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, shareholders could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Investment Manager and/or the shareholder or the shareholder’s expected rights to such collateral could, under certain circumstances, be voided or disregarded. The

Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the shareholder may not have priority over other creditors as anticipated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable
common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, certain instruments may provide for payments-in-kind,
which have a similar effect of deferring current cash payments. In such cases, a portfolio company’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the likelihood of which is uncertain.
With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement or indenture that governs loans or securities of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or result in a pre-payment
(in whole or in part) of the Fund’s investment.
Similarly, while the Investment Manager will generally target investing the Fund’s assets in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Portfolio companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or economic and financial market downturns and dislocations. As a result, companies that the Investment Manager expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial add ition
al capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Call Risk.
There is a risk that issuers may exercise a right to redeem a fixed income security earlier than expected (a “call”). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Prepayment Risk
. The Fund is subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of the portfolio companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Duration and Maturity Risk.
The Fund has no set policy regarding the duration or maturity of the fixed-income securities it may hold. In general, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above. The Investment

Manager may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market con ditio
ns and any other factors that the Investment Manager deems relevant. There can be no assurance that the Investment Manager’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.
Other Investment Risks
Leverage Risk.
The Fund (or a Subsidiary) may borrow money in connection with its investment activities, to satisfy repurchase requests from shareholders and to otherwise provide the Fund with liquidity. Specifically, the Fund (or a Subsidiary) may borrow money through a credit facility or other arrangements to fund investments up to the limits prescribed by the Investment Company Act. The Fund may also borrow money to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other investments or additional sales of Shares).
The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s investment purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. The use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the Fund’s returns.
The Investment Company Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the registered investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including such indebtedness). The Investment Company Act also requires that dividends may not be declared if this asset coverage requirement is breached. The Fund’s borrowings will at all times be subject to the Investment Company Act’s asset coverage requirement.
Bank Loans Risk.
The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment
of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Below Investment Grade Risk
. The Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade (rated Ba/BB or below, or judged to be of comparable quality by the Investment Manager) if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. They may also be difficult to value and illiquid. The major risks of below investment grade securities include: (i) below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities; (ii) prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities; (iii) issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing; (iv) below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems below investment grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income; (v) below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and the Fund may be unable to sell these securities at an advantageous time or price; (vi) the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade
issuers and thus have a more significant effect on the value of some lower grade securities. In addition, a low rate environment may result in traditional investment grade oriented investors being forced to accept more risk in order to maintain income. In a rising rate environment, buyers of lower grade securities may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.
The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Investment Manager’s credit analysis than would be the case when the Fund invests in rated securities.
For securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Investment Manager), the risks associated with below investment grade instruments are more pronounced. The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Loan Interests Risk.
Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy repurchases, the

Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.
Derivatives Risk
. Among other things, Rule
18f-4
under the Investment Company Act, eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule
18f-4
also limits a fund’s derivatives exposure through a
value-at-risk
test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule
18f-4),
such as the Fund, however, are not subject to the full requirements of Rule
18f-4.
Under Rule
18f-4,
a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide capital to an Investment Fund, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule
18f-4
may limit its ability to use derivatives and/or enter into certain other financial contracts. Such transactions may be subject to special and complex federal income tax provisions that may, among other things, make it more difficult for the Fund to comply with certain federal income tax requirements applicable to RICs if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS.
Hedging Risks.
The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter
markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase the Fund’s losses. Further, hedging transactions may reduce cash available to pay distributions to the Fund’s shareholders. The Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely impact an issuer’s ability to hedge risks associated with the Fund’s investments. Such transactions may be subject to special and complex federal income tax provisions that may, among other things, make it more difficult for the Fund to comply with certain federal income tax requirements applicable to RICs if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS.
Cash, Money Market Instruments and Other Short-Term Investments Risks.
The Fund will, at times, including for temporary defensive purposes in times of adverse or unstable market, economic or political conditions, hold assets in cash, money market instruments and other short-term investments that may be inconsistent with its principal investment strategies, which may hurt the Fund’s performance. The Fund may also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities to meet anticipated repurchases of its Shares. These positions may also subject the Fund to additional risks and costs.
The Fund’s private credit investments typically will include an unfunded portion where the Fund commits to invest cash in an Investment Fund. These unfunded commitments generally can be drawn at the discretion of the general partner of the Investment Fund subject to certain conditions (e.g., notice provisions). At times, the Fund expects that a significant portion of its assets will be invested in money market funds or other cash items, pending the calling of these unfunded commitments, as part of its risk management process to seek to ensure the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to its unfunded commitments to invest cash in Investment Funds that acquire private credit investments as they come due.
Non-U.S.
Instruments Risk.
The Fund may invest in
non-U.S.
instruments. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of
non-U.S.
instruments can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of
non-U.S.
instruments to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in
non-U.S.
instruments. Generally, there is less readily available and reliable information about
non-U.S.
issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because
non-U.S.
instruments may trade on days when Shares are not priced, the Fund’s NAV may change at times when Shares cannot be sold.
Spread Widening Risks.
For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests and therefore further deteriorations in value with respect thereto may occur following the Fund’s investment therein.
Undervalued Investments Risk.
The Fund’s investment strategy with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or indirectly) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” or “discounted” prices. Purchasing interests at what may appear to be “undervalued” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired or realized at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Investment Manager. In addition, there can be no assurance that current market conditions may not deteriorate during the life of the Fund, which could have a materially adverse effect on the assets of the Fund. Actual or perceived trends in debt markets do not guarantee, predict or forecast future events, which may differ significantly from those implied by such trends.

Investments in Securities or Assets of Publicly-Traded Companies Risk.
The Fund may invest a portion of its portfolio in publicly-traded assets. It is not expected that the Fund will be able to negotiate additional financial covenants or other contractual rights, which the Fund might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, the Fund will be subject to U.S. federal and state securities laws, as well as
non-U.S.
securities laws, that may, among other things, restrict or prohibit its ability to make or sell an investment. Moreover, the Fund may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, the Fund may be limited in its ability to make investments and to sell existing investments in public securities because the Fund may be deemed to have material, non-public
information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect the Fund’s investment results. In addition, an investment may be sold by the Fund to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up
periods.
Credit Facility Provisions Risk.
A credit facility may be backed by all or a portion of the Fund’s loans and securities on which the lenders will have a security interest. The Fund may pledge up to 100% of its assets and may grant a security interest in all of the Fund’s assets under the terms of any debt instrument the Fund enters into with lenders. The Fund expects that any security interests it grants will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, the Fund expects that the custodian for its securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If the Fund were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of the Fund’s assets securing such debt, which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.
In addition, any security interests and/or negative covenants required by a credit facility may limit the Fund’s ability to create liens on assets to secure additional debt and may make it difficult for the Fund to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if the Fund’s borrowing base under a credit facility were to decrease, the Fund may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of the Fund’s assets are secured at the time of such a borrowing base deficiency, the Fund could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on its ability to fund future investments and to make distributions.
In addition, the Fund may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on the Fund’s business and financial condition. This could reduce the Fund’s liquidity and cash flow and impair its ability to grow its business.
Nature of Mezzanine Debt Securities
Risk
.
Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. While mezzanine debt investments and other loans or unsecured investments can benefit from the same or similar covenants as those enjoyed by the indebtedness ranking more senior to such investments and can benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms might not be part of particular investments (for example, such investments might not be protected by financial covenants or limitations upon incurrence of additional indebtedness by the issuer). Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, can also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had prev iou
sly operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.
Equity Investments Risk.
The Fund may make select equity investments. In addition, in connection with the Fund’s debt investments, the Fund on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.
Structured Products Risk.
The Fund may invest its assets in structured products, including the rated debt tranches of CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
The Fund may have the right to receive payments only from the structured product, and generally will not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.
Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes will be based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Counterparty Risk
. The Fund is subject to credit risk with respect to the counterparties to any derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or the Fund’s hedge counterparty in the case of OTC instruments) purchased by the Fund. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to their derivative transactions will affect the value of those instruments. By entering into derivatives transactions, the Fund assumes the risks that these counterparties could experience financial or other hardships that could call into question their continued ability to perform their obligations. In the case of a default by the counterparty, the Fund could become subject to adverse market movements while replacement transactions are executed. The ability of the Fund to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Furthermore, concentration of derivatives in any particular counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.
The Investment Manager evaluates and monitors the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial or other difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy or other analogous proceedings. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying assets. The Fund may obtain only a limited recovery or may obtain no recovery at all in such circumstances. In addition, regulations that were adopted in 2019 require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that such counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.
Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter
derivatives may be further complicated by recently enacted U.S. financial reform legislation.
See
“
Derivatives Risk.
”
CLO Risk.
In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; (iv) the potential of spread compression in the underlying loans of the CLOs, which could reduce credit enhancement in the CLOs; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.
The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.
The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.
When investing in CLOs, the Fund may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments the Fund makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.
The Fund may invest in CLO debt and equity tranches and warehouse investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or EU regulations applicable to such investments, including regulations that require the retention of credit risk associated with certain CLOs and other investments. Risk Retention Vehicles will be structured to satisfy such retention requirements by purchasing and retaining the percentage of CLO notes prescribed under applicable retention requirements (the “Retention Notes”) or as otherwise may be required under applicable laws and regulations. For the avoidance of doubt, the term Risk Retention Vehicles does not include vehicles that are deemed to be controlled by the Investment Manager or its affiliates but does include Risk Retention Vehicles the Fund controls.
Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and warehouse investments through entities that have been established to satisfy the U.S. and/or the EU retention requirements may allow for better economics for the Fund (including through fee rebate arrangements). For example, these types of investments may, create stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. U.S. retention requirements prescribe the holding period to be the longer of

(x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. On the other hand, the EU retention requirements prescribe the holding period to be the lifetime of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation. A breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the EU retention requirements, in claims being brought against the retaining party.
Inflation Risk.
Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price co ntr
ols, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.
Portfolio Company Debt Rankings Risk.
The portfolio companies in which the Fund invests may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Fund’s investment in that portfolio company would typically be entitled to receive payment in full before the Fund receives any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
No Control of Portfolio Companies Risk.
The Fund does not expect to control the portfolio companies in which it invests. The Fund does not expect to have board representation or board observation rights, and the Fund’s debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as debt investors. Due to the lack of liquidity for the Fund’s investments in non-traded
companies, the Fund may not be able to dispose of its interests in portfolio companies as readily as the Fund would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of the Fund’s portfolio holdings.
Second Priority Liens Risk.
Certain debt investments that the Fund makes in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then the Fund, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.
The Fund may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund is so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights the Fund may have with respect to the collateral securing the debt investments it makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to cont rol
the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.
Covenant Breaches or Defaults Risk.
A portfolio company’s
failure to satisfy financial or operating covenants imposed by the Fund or other lenders or investors could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Highly Leveraged Portfolio Companies Risk.
Some of the portfolio companies in which the Fund invests may be highly leveraged, which may have adverse consequences to these companies and to the Fund as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Concentrated Portfolio Companies in Certain Industries Risk.
The Fund’s
portfolio may be concentrated in a limited number of industries, provided that the Fund will not concentrate more than 25% of its total assets in issuers that are part of the same industry or group of industries. A downturn in any industry in which the Fund is invested could significantly impact the aggregate returns the Fund realizes.
If an industry in which the Fund has significant investments suffers from adverse business or economic conditions, as individual industries have historically experienced to varying degrees, a material portion of the Fund’s investment portfolio could be affected adversely, which, in turn, could adversely affect the Fund’s financial position and results of operations.
Return of Capital Risk
. The Fund may fund its cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital
gains proceeds from the sale of assets, dividends or other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Investment Manager, if any. The Fund’s ability to pay distributions, if any, might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. All distributions are and will be paid at the discretion of the Board and will depend on the Fund’s earnings, the Fund’s financial condition, maintenance of the Fund’s RIC status and such other factors as the Board may deem relevant from time to time. The Fund cannot assure shareholders that it will continue to pay distributions to its shareholders in the future. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay all or a substantial portion of its distributions from borrowings or sources other than net investment income in anticipation of future cash flow, which may constitute a return of shareholders’ capital. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a shareholder’s Shares, such that when a shareholder sells its Shares the sale may be subject to tax, even if the Shares are sold for less than the original purchase price. To the extent that any portion of our distributions is considered a return of capital, (i) such distributions should not be considered the dividend yield or total return of an investment in the Shares, (ii) shareholders who receive the payment of a distribution consisting of a return of capital should no
t ass
ume that the source of a distribution from the Fund is a net profit.
Zero Coupon, Original Issue Discount and
Payment-In-Kind
Instruments Risk.
To the extent that the Fund invests in original issue discount or payment-in-kind
(“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of the Fund’s income, it will be exposed to risks associated with the requirement to include such non-cash
income in taxable and accounting income prior to receipt of cash, including the following: (i) the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral; (iii) an election to defer PIK interest payments by adding them to the principal on such instruments increases the Fund’s future investment income which increases the Fund’s net assets and, as such, increases the Investment Manager’s future base management fees which, thus, increases the Investment Manager’s future income incentive fees at a compounding rate; (iv) market prices of PIK instruments and other zero-coupon
instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero-coupon
debt instruments, PIK instruments are generally more volatile than cash pay securities; (v) the deferral of PIK interest on an instrument increases the loan-to-value
ratio, which is a measure of the riskiness of a loan, with respect to such instrument; (vi) even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan; (vii) for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in
capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the Investment Company Act does not require that investors be given notice of this fact; (viii) the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash
component of the Fund’s investment company taxable income that may require cash distributions to shareholders in order to qualify for and maintain the Fund’s tax treatment as a RIC; and (ix) original issue discount may create a risk of non-refundable
cash payments to the Investment Manager based on
non-cash
accruals that may never be realized.
Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.
Joint Ventures Risk.
From time to time, the Fund may hold a portion of its investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a portfolio company, the risk that the Fund will not be able to implement investment decisions or exit strategies because of limitations on the Fund’s control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. The Fund’s ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that the Fund will not be able to implement investment decisions or exit strategies because of limitations on the Fund’s control under applicable agreements with joint venture partners. In addition, the Fund may, in certain cases, be liable for actions of the Fund’s joint venture partners. The joint ventures in which the Fund participates may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce the Fund’s return on equity. Additionally, the Fund’s joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on the Fund by the Investment Company Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact the Fund’s ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the Investment Company Act, which have an effect on the Fund’s operations and inv est
ment activities. See “
Leverage Risk
.”
Investing Alongside Other Third Parties Risk.
The Fund may invest alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with the Fund’s, or may be in a position to take action contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for actions of such third party.
More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with the Fund’s interests. For example, the third party may decline to approve an investment for the joint venture that the Fund otherwise wants the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating the Fund’s total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the Investment Company Act. If the activities of the joint venture were required to be consolidated with the Fund’s activities because of a change in GAAP rules or SEC staff interpretations, it is likely that the Fund would have to reorganize any such joint venture.
High Yield Debt Risk
. The Fund may invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities (also known as “junk bonds”). In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities has experienced periods of volatility and reduced liquidity. Securities in the lower rated categories and comparable non-rated
securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated
securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings or comparable non-rated
securities in the case of deterioration of general economic conditions. High yield securities may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and/or services in the industry in which the issuer operates would likely have a material adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.
Failure to Maintain RIC Tax Treatment Risk.
To qualify for and maintain RIC tax treatment under Subchapter M of the Code, the Fund must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. Each of the aforementioned ongoing requirements for the Fund’s qualification as a RIC requires that the Fund obtain information from or about the underlying investments in which it invests, and the Fund may have difficulty complying with these requirements. In particular, if the Fund has equity investments in Investment Funds, portfolio companies or other vehicles that are treated as partnerships or other p as
s-through entities for tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those portfolio companies or other vehicles that are taken into account in determining the Fund’s compliance with the income source and quarterly asset diversification requirements. If the Fund does not receive sufficient information from such investments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.
If, before the end of any quarter of its taxable year, the Fund believes it may fail the Diversification Tests (as defined below), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified
assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a
30-day
period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified
assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but it may be subject to a penalty tax in connection with its use of those savings provisions.
If the Fund fails to satisfy the Diversification Tests or other RIC requirements, it may fail to qualify as a RIC under the Code, and if the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes), which could substantially reduce its net assets, the amount of income available for distribution and the amount of the Fund’s distributions, and distributions to the shareholders generally would be treated as corporate dividends.
See
“
Tax Matters – Taxation as a Regulated Investment Company.
”
In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from certain of its investments (such as in Investment Funds). If the Fund does not receive sufficient information from such investments, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).
In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more U.S. or
non-U.S.
corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or
non-U.S.
taxes imposed on such corporation(s). The Fund’s need to hold such investments through such U.S. or
non-U.S.
corporation(s) in order to satisfy the 90% Gross Income Test (as defined below) may jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.
In addition, the Fund may directly or indirectly invest in certain investments (such as in Investment Funds) located outside the United States. Such investments may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign c orpora
tions” or “passive foreign investment companies.”
The may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirements (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement.
See
“
Tax Matters – Taxation as a Regulated Investment Company
.”
Recognizing Income Before or Without Receiving Cash Risk.
For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon
securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock or income from investments in Investment Funds, portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, the Fund intends to elect to amortize market discount and include such amounts in the Fund’s taxable income on a current basis, instead of upon disposition of the applicable debt obligation.
Because any original issue discount, market discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.
Special Tax Issues
Risk
.
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Withholding Applicable to Investment Funds Risk.
Unless an applicable
non-foreign
affidavit is furnished or other exception applies, if any portion of gain, if any, on a disposition of an interest in a partnership would be treated as effectively connected with the conduct of a U.S. trade or business, the transferee of such interest is required to withhold 10% of the amount realized on such disposition from a foreign transferor (and the

Investment Fund would be required to withhold from future distributions to the transferee if the transferee fails to properly withhold). As a fund that invests in Investment Funds, the Fund may have a withh ol
ding obligation with respect to interests the Fund purchases in Investment Funds from foreign sellers. This withholding requirement may reduce the number of foreign sellers willing to sell interests in prospective Investment Funds and therefore reduce the number of investment opportunities available to the Fund. Additionally, if the Fund does not properly withhold from such foreign sellers, the Investment Fund would be required to withhold on future distributions to the Fund, which would negatively impact the Fund’s returns.
Raymond James’ Public Company Status Risk.
As a consequence of Raymond James’ status as a public company, the Fund’s officers and trustees, and the employees of the Investment Manager may take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Raymond James were not a public company.
Raymond James’ Bank Holding Company Status Risk.
The Fund’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company. Raymond James is a bank holding company (“BHC”) under the Bank Holding Company Act (“BHCA”) and is therefore subject to supervision and regulation by the Federal Reserve. In addition, Raymond James is a financial holding company (“FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Raymond James may be deemed to “control” the Fund within the meaning of the BHCA if, among other things, Raymond James owns more than a certain percentage of the Fund’s outstanding shares or a certain number of Raymond James employees serve on the Fund’s board, and it is expected that Raymond James will be deemed to control the Fund for a certain period of time and therefore, these restrictions will apply to the Fund as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict the Fund’s investments, transactions and operations and may restrict the transactions and relationships between the Investment Manager, Raymond James and their affiliates, on the one hand, and the Fund on the other hand. For example, the BHCA regulations applicable to Raymond James and the Fund may, among other things, restrict the Fund’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of the Fund’s investments and restrict the Fund’s and the Investment Manager’s ability to participate in the management and operations of the companies in which the Fund holds an equity investment. In addition, certain BHCA regulations may require aggregation of equity positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Raymond James and its affiliates (including the Investment Manager) for client and proprietary accounts may need to be aggregated with positions held by the Fund. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Raymond James may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require the Fund to limit and/or liquidate certain investments.
These restrictions may materially adversely affect the Fund by, among other things, affecting the Investment Manager’s ability to pursue certain strategies within the Fund’s investment program or trade in certain securities. In addition, Raymond James may cease in the future to qualify as an FHC, which may subject the Fund to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Raymond James and the Fund, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on the Fund.
Raymond James may in the future, in its sole discretion and without notice to investors, engage in activities impacting the Fund and/or the Investment Manager in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Raymond James, the Fund or additional investment vehicles, funds and accounts currently managed by the Investment Manager using overlapping, similar and potentially identical strategies to the Fund.

Raymond James may seek to accomplish this result by causing the Investment Manager to resign as the Fund’s Investment Manager, voting for changes to the Board, causing Raymond James personnel to resign from the Board, reducing the amount of Raymond James’s investment in the Fund (if any), revoking the Fund’s right to use the Raymond James name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement Investment Manager appointed by the Fund may be un affiliate
d with Raymond James.
Price Declines in the U.S. Corporate Debt Market Risk.
Conditions in the U.S. corporate debt market may deteriorate, which may cause pricing levels to similarly decline or be volatile. During the 2008-2009 financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the corporate debt market, the Fund’s NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of the Fund’s investments, which could have a material adverse impact on the Fund’s business, financial condition and results of operations.
Force Majeure Risk.
The Fund may be affected by force majeure events (
e.g.
, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.
Cyber-Security Risk and Identity Theft Risk.
The Fund’s operations are highly dependent on the Investment Manager’s and/or the Fund’s service providers’ information systems and technology and the Fund relies heavily on the Investment Manager’s and/or the Fund’s service providers’ financial, accounting, treasury, communications and other data processing systems. These systems may fail to operate properly or become disabled as a result of tampering or a breach of its network security systems or otherwise. In addition, the systems face ongoing cybersecurity threats and attacks. Attacks on the systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to its proprietary information, destroy data or disable, degrade or sabotage its systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists, ransomware and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees.
There has been an increase in the frequency and sophistication of the cyber and security threats faced, with attacks ranging from those common to businesses to those that are more advanced and persistent, which may target the Investment Manager or the Fund’s service providers because, as financial institutions, the Investment Manager or the Fund’s service providers hold a significant amount of confidential and sensitive information about investors, portfolio companies or obligors (as applicable) and potential investments. As a result, there is a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures taken to ensure the integrity of the systems will provide protection, especially because cyberattack techniques used change frequently or are not recognized until successful. If systems are compromised, do not operate properly or are disabled, or it fails to provide the appropriate regulatory or other notifications in a timely manner, the Investment Manager or the Fund’s service providers could suffer financial loss, a disruption of its businesses, liability to their investment funds and fund investors, including the Fund and common shareholders, regulatory intervention or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means.

In addition, the Fund could also suffer losses in connection with updates to, or the failure to timely update, information systems and technology. In addition, the Investment Manager has become increasingly reliant on third party service providers for certain aspects of its business, including for the administration of certain funds, as well as for certain information systems and technology, including cloud-based services. These third party service providers could also face ongoing cyber security threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.
Cybersecurity has become a top priority for regulators around the world. The SEC recently adopted amendments to its rules that related to cybersecurity risk management, strategy and governance, and incident reporting for entities that are subject to reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Many jurisdictions have laws and regulations relating to data privacy, cybersecurity and protection of personal information, including, as examples, the General Data Protection Regulation in the EU and that went into effect in May 2018 and the California Consumer Privacy Act that went into effect on January 1, 2020 and was amended by the California Privacy Rights Act, which became effective on January 1, 2023. Virginia, Colorado, Utah and Connecticut recently enacted similar data privacy legislation that went into effect in 2023, and Connecticut, Indiana, Montana, Oregon, Tennessee, and Texas have enacted laws that will go into effect at varying times through 2026. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.
Breaches in security, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Fund, the Investment Manager, the Fund’s service providers, their employees’ or the Fund’s investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in its, its employees’, the Fund’s investors’, the Fund’s counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Investment Manager or the Fund’s service providers fail to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely manner, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm, and may cause the Fund’s investors and clients to lose confidence in the effectiveness of the Investment Manager’s security measures.
Obligors of the Fund also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose it to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event may have material adverse consequences on the Fund’s investment or assets of the same type or may require obligors of the Fund to increase preventative security measures or expand insurance coverage.
Finally, the Investment Manager’s, the Fund’s service providers’ and the Fund’s technology, data and intellectual property and the technology, data and intellectual property of the portfolio companies or obligors (as applicable) are also subject to a heightened risk of theft or compromise to the extent the Investment Manager and the portfolio companies or obligors (as applicable) engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how
and customer information and records. In addition, the Investment Manager and the Fund and portfolio companies or obligors (as applicable) may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Investment Manager and the Fund and portfolio companies or obligors (as applicable).
Technological or Other Innovations and Industry Disruptions Risk.
Recent trends in the market generally, including technological developments in artificial intelligence, have disrupted the industry with technological or other innovations. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/or its portfolio companies or alter the market practices that help frame its strategy. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Moreover, given the pace of innovation in recent years, the impact on a particular investment may not have been foreseeable at the time the Fund made the investment. Furthermore, the Fund could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.
General Economic Conditions Risk
. The Fund and the portfolio companies in which it invests are susceptible to the effects of economic slowdowns or recessions. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing
loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the EU, instability in the Chinese capital markets and the
COVID-19
pandemic. Although the broader outlook remains constructive, geopolitical instability continues to pose risk. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or the current ongoing conflict between Russia and Ukraine and the conflict and escalating tensions in the Middle East, and the rapidly evolving measures in response, could lead to disruption, instability and volatility in the global markets. For example, in the United States, the current presidential administration has stated its intention to propose or has implemented governmental policy and regulatory changes in a variety of areas, including the imposition of tariffs or other trade barriers. In that connection, certain countries subject to those changes have expressed an intent to impose or have imposed similar measures in return. Additionally, certain of the portfolio companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the United States. A decreased U.S. government credit rating, any default by the U.S. government on its obligations, or any prolonged U.S. government shutdown, could create broader financial turmoil and uncertainty, which may weigh heavily on the Fund’s financial performance and the value of the Fund’s Shares. Unfavorable economic conditions would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events may limit the Fund’s investment originations, and limit its ability to grow and could have a material negative impact on the Fund’s operating results, financial condition, results of operations and cash flows and the fair values of the Fund’s debt and equity investments.
Any deterioration of general economic conditions may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the Shares. A severe recession may further decrease the value of such collateral and result in losses of value in the Fund’s portfolio and a decrease in its revenues, net income, assets and net worth. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund on favorable terms or at all. These events could prevent the Fund from increasing investments and harm its operating results.
In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and/or its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund or such portfolio company’s ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if a portfolio company or its sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of unaffiliated co-lenders,
including syndicate banks or other fund vehicles, to undertake and/or execute co-investment
transactions with the Fund, which in turn may result in fewer co-investment
opportunities being made available to the Fund or impact its ability to provide additional follow-on
support to portfolio companies in which the Fund invests. The ability of the Fund, its subsidiaries and portfolio companies to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank ag re
eing to provide financing.
Market Disruption and Geopolitical Risk.
The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. Uncertainties and events around the world may (i) result in market volatility, (ii) have long-term effects on the U.S. and worldwide financial markets and (iii) cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.
Lack of Transparency in Certain Markets Risk.
Companies in certain markets are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. In particular, the assets and profits appearing on the financial statements of a company in certain markets may not reflect its financial position or results of operations in the way they would have been reflected had such financial statements been prepared in accordance with U.S. GAAP. In addition, for a company that keeps accounting records in currency other than euros, inflation accounting rules in certain markets outside the U.S. require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of a currency of constant purchasing power. As a result, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of real estate, companies and securities markets. Accordingly, the Fund’s ability to conduct due diligence in connection with an investment and to monitor the investment may be adversely affected by these factors. In addition, investing in certain
non-U.S.
markets poses risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various
non-U.S.
currencies in which the Fund’s
non-U.S.
investments may be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and
non-U.S.
securities markets, including potential price volatility in and relative illiquidity of some
non-U.S.
securities markets; (iii) potential price volatility in and relative illiquidity of some foreign securities markets; (iv) less government supervision and regulation; (v) governmental decisions to discontinue support of economic reform programs generally and impose centrally planned economies; (vi) less extensive regulation of the securities markets; (vii) certain economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (viii) the possible imposition of foreign taxes on income and gains recognized with respect to securities; (ix) less developed corporate laws regarding fiduciary duties and the protection of investors; (x) longer settlement periods for securities transactions, (xi) less reliable judicial systems to enforce contracts and applicable law; (xii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xiii) political hostility to investments by foreign or private equity investors; and (xiv) less publicly available information.
In addition, issuers located in certain European jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such
non-U.S.
laws and regulations do not provide the client and/or the Investment Manager with equivalent rights and privileges necessary to promote and protect the Fund’s interest in any such proceeding, its investments may be adversely affected. While the Investment Manager intends, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks (although the Investment Manager does not in the ordinary course expect to hedge currency risks), there can be no assurance that adverse devel opm
ents with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.
Mid-
and Small-Capitalization Company Risk.
Middle and small capitalization companies may be less financially secure than larger, more established companies and depend on a small number of key personnel.
In addition, it is more difficult to get information on middle and small capitalization companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. A s a result, the securities of middle and small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. The purchase or sale of more than a limited number of shares of a middle and small company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Investing in middle and small capitalization securities requires a longer term view.
Securities of Smaller and Emerging Growth Companies Risk
.
Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Investment Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Investment Manager’s judgment, such disposition is not desirable.
The process of selection and continuous supervision by the Investment Manager does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Investment Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but the Investment Manager believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Changes in Laws or Regulations Risk.
The Fund, the portfolio companies in which the Fund invests, and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted, or new interpretations, rulings or regulations could be adopted, including those governing the types of investments the Fund is permitted to make, any of which could harm the Fund and its shareholders, potentially with retroactive effect.
Additionally, any changes to or repeal of the laws and regulations governing the Fund’s operations relating to permitted investments may cause the Fund to alter its investment strategy to avail the Fund of new or different opportunities. Such changes could result in material differences to the Fund’s strategies and plans as set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the Investment Manager to other types of investments in which the Investment Manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s financial condition and results of operations and the value of a shareholder’s investment.
Trade Negotiations and Government Actions Risk.
In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto, and has proposed and/or taken actions to increase tariffs or other duties on goods or products being imported into the U.S. For example, the U.S. government has imposed, and may in the future increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Recently, the current U.S. presidential administration has proposed and/or imposed significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. It is impossible to predict how or what tariffs will be imposed or what retaliatory measures other countries, including China, may take in response to tariffs proposed or imposed by the U.S. Such uncertainty and/or tariffs or counter-measures could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies in which the Fund invests and adversely affect the revenues and profitability of portfolio companies whose businesses rely on imported goods.
There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy, including with respect to the proposed tariffs. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could create further regulatory uncertainty for the portfolio companies in which the Fund invests and adversely affect their businesses and financial condition, particularly to the extent the revenues and profitability of their businesses rely on goods imported from outside of the United States.
Financial Regulatory Changes in the U.S. Risk.
The financial services industry continues to be the subject of heightened regulatory scrutiny in the United States. There has been active debate over the appropriate extent of regulation and oversight of investment funds and their managers. The Fund may be adversely affected as a result of new or revised regulations imposed by the SEC or other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. The Fund also may be adversely affected by changes in the interpretation or enforcement of existing laws and regulations by these governmental authorities and self-regulatory organizations. Further, new regulations or interpretations of existing laws may result in enhanced disclosure obligations, including with respect to climate change or environmental, social and governance factors, which could negatively affect the Fund and materially increase the Fund’s regulatory burden. Increased regulations generally increase the Fund’s costs, and the Fund could continue to experience higher costs if new laws require the Fund to spend more time or buy new technology to comply effectively.

Any changes in the regulatory framework applicable to the Fund’s business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of the Fund’s funds, require the attention of the Fund’s senior management, affect the manner in which the Fund conducts its business and adversely affect the Fund’s profitability. The full extent of the impact on the Fund of any new laws, regulations or initiatives that may be proposed is impossible to determine.
Regulatory Oversight Risk
. The Fund’s business and the businesses of the Investment Manager, the Distributor and their respective affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, which may result in enforcement and other proceedings, by governmental agencies and self-regulatory organizations in the jurisdictions in which the Fund and they operate around the world, including the SEC and various other U.S. federal, state and local agencies. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.
The Fund, the Investment Manager, the Distributor and their respective affiliates have received, and may in the future receive, requests for information, inquiries and informal or formal investigations or subpoenas from such regulators from time to time in connection with such inquiries and proceedings and otherwise in the ordinary course of business. These requests could relate to a broad range of matters, including specific practices of the Fund’s business, the Investment Manager, the Distributor, the Fund’s investments or other investments the Investment Manager or its affiliates make on behalf of their clients, potential conflicts of interest between the Fund and the Investment Manager, Distributor or their affiliates, or industry wide practices. Actions by and/or initiatives of the SEC and/or other regulators can have an adverse effect on the Fund’s financial results, including as a result of the imposition of a sanction, a limitation on Raymond James’ or the Fund’s personnel’s activities, or changing the Fund’s historic practices. Any adverse publicity relating to an investigation, proceeding or imposition of these sanctions could harm the Fund’s or Raymond James’ reputation and have an adverse effect on the Fund’s future fundraising or operations. The costs of responding to legal or regulatory information requests, any increased reporting, registration and compliance requirements will be borne by the Fund in the form of legal or other expenses, litigation, regulatory proceedings or penalties, may divert the attention of the Fund’s management, may cause negative publicity that adversely affects investor sentiment, and may place the Fund at a competitive disadvantage, including to the extent that the Fund, the Investment Manager, the Distributor or any of their respective affiliates are required to disclose sensitive business information or alter business practices.
In addition, if previously enacted laws are amended or if new legislative or regulatory reforms are adopted, this could have further impacts on the Fund’s industry. In addition, a future change in administration may lead to leadership changes at a number of U.S. federal regulatory agencies with oversight over the U.S. financial services industry. Such changes would pose uncertainty with respect to such agencies’ ongoing policy priorities and could lead to increased regulatory enforcement activity in the financial services industry. Any changes or reforms may impose additional costs on the Fund’s current or future investments, require the attention of senior management or result in other limitations on the Fund’s business or investments. The Fund is unable to predict at this time the likelihood or effect of any such changes or reforms.

HOW THE FUND MANAGES RISK
Investment Limitations
The Fund has adopted certain investment limitations designed to limit investment risk. Some of these limitations are fundamental and thus may not be changed without the approval of the holders of a majority of the outstanding Shares. See “
Investment Objectives and Policies
” in the SAI.
Unless otherwise expressly stated in this prospectus or the SAI, or otherwise required by applicable law, the restrictions and other limitations set forth throughout this prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.
Leverage Utilization and Risk Management
The Fund may utilize leverage. The Fund (or a Subsidiary) may borrow money through different types, or a combination, of credit instruments including, without limitation, credit facilities, notes and others based on the Fund’s assessment of investment environment, market conditions, pricing, terms and availability. The Fund may also use leverage by investing in reverse repurchase agreements and/or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. While the use of leverage may increase the profits of the Fund, it may also increase the risk of loss. The Fund will limit its borrowings in compliance with the Investment Company Act, which requires that a registered investment company must comply with an asset coverage requirement of 300% of its borrowings, including amounts borrowed (including through one or more subsidiaries of the Fund), measured at the time the registered investment company incurs the indebtedness. As such, at any given time the value of the Fund’s total indebtedness may not exceed 33 1/3% of the value of its total assets (including such indebtedness).
In response to changes in market conditions, such as rising short-term interest rates or increased volatility, the Investment Manager may take steps to reduce the negative impact of leverage on common shareholders. This may include shortening the average maturity of the portfolio, reallocating assets into short-term securities, or reducing the level of leverage by repaying outstanding borrowings. These actions are taken with the goal of maintaining the Fund’s risk profile while maximizing returns. However, the success of these strategies is dependent on the Investment Manager’s ability to accurately predict market movements, and there is no guarantee that such efforts will mitigate leverage risk effectively.
When market conditions are favorable and leverage is expected to benefit shareholders, the Fund may increase leverage by entering into new credit facilities, expanding existing facilities, or issuing preferred shares, subject to regulatory limits. The Fund continuously evaluates the costs and benefits of leverage, adjusting the level of leverage as necessary to optimize the portfolio’s performance while managing risk.
The Fund’s use of derivatives, such as swaps, options, and futures, may also create indirect leverage by increasing the Fund’s exposure to certain assets without requiring a direct investment. While these instruments can help manage interest rate, credit, or market risks, they also introduce additional complexities and risks. The Investment Manager carefully assesses these risks and integrates them into the broader risk management framework.
Strategic Transactions
The Fund may use certain derivatives transactions designed to limit the risk of price fluctuations of securities and to preserve capital. These derivatives transactions include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities, or on securities whose prices, in the opinion of the Investment Manager, correlate with the prices of the Fund’s investments. There can be no assurances that the derivatives transactions will be used or used effectively to limit risk, and the derivatives transactions may be subject to their own risks.

MANAGEMENT OF THE FUND
Trustees and Officers
The Board is responsible for the overall management of the Fund. There are currently five Trustees, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees (the “Independent Trustees”). The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “
Management of the Fund
” in the SAI. References to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund.
Investment Manager
The Investment Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Investment Manager is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF” and together with its affiliates, the “Firm”).
With over $110 billion in assets under management and advisement as of June 30, 2025, RJIM and its investment adviser subsidiaries have an over four decade track record of providing clients with a wide suite of asset classes managed by long-tenured sector specialists. Market veteran Karen Halliday leads the private credit team, which includes professionals with deep expertise in manager selection; deal sourcing and structuring; and credit underwriting. More broadly, the Firm has been active in private credit and its adjacencies for over two decades through its investment management, banking, investment banking and capital markets businesses.
Principal Owners of Shares
Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act. RJIM has provided the initial investment for the Fund. For so long as RJIM has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act.
Portfolio Managers
Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.
Karen Halliday, Head of Private Credit Solutions, Portfolio Manager. Ms. Halliday oversees the Fund’s investment platform and strategic direction. She has more than three decades of experience in non-investment grade credit, leveraged finance, and private credit. Prior to joining RJIM in 2024, she was a Partner at Varagon Capital Partners and previously held senior roles at Golub Capital, Silver Point Capital, GE Capital, Deutsche Bank, and Bankers Trust. She holds a B.A. in Economics from Queens University, Kingston, Ontario.
David Gibbs, Managing Director, Portfolio Manager.
Mr. Gibbs leads sourcing and underwriting for directly originated private loans held by the Fund. He has over three decades of experience in private debt and equity investing and has held senior roles at First Citizens Bank, TPG Specialty Lending, Bank of Ireland, Marathon Asset Management, and GE Capital. He holds a master’s degree from Columbia University and a bachelor’s degree from the University of Southern California.
Steve Masarik, Managing Director, Portfolio Manager
. Mr. Masarik is responsible for sourcing, evaluating, and monitoring the Fund’s investments in third-party private credit vehicles. He has over 20 years of experience in manager research and investment due diligence, including prior roles at Reams Asset Management, Cliffwater, and Strategic Investment Solutions. Mr. Masarik holds a master’s degree in finance from DePaul University and a bachelor’s degree from the University of Kentucky, and holds the CFA, CAIA, FRM, and ERP designations.
Investment Management Agreement
The Investment Management Agreement between the Investment Manager and the Fund has an initial two-year
term from the date of its execution. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “
Certain Provisions in the Declaration of Trust
.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Manager.
The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Manager, its members and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Investment Manager’s duties or obligations under the Investment Management Agreement or otherwise as an investment adviser of the Fund.
Investment Management Fees
The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.75% on an annualized basis of the average daily value of the Fund’s net assets, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. “Net assets” means the total assets of the Fund minus the sum of the Fund’s accrued debts, liabilities and obligations; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be accrued daily, and will be due and payable monthly in arrears.
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive the Investment Management Fee, the incentive fee and/or to assume or reimburse expenses of the Fund (a “Waiver”), if required to ensure the Other Expenses do not exceed 0.50% of the average daily net assets of Class S Shares and Class I Shares (the “Expense Limit”), respectively. “Other Expenses” include all other expenses incurred by the Fund, such as accounting, legal, custody, administration, transfer agency and auditing fees, organization and offering expenses and fees payable to the Fund’s Trustees. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial two-year
term from the date of commencement of the Fund’s operations and will automatically renew for consecutive one-year
terms thereafter unless terminated. The Fund may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. Thereafter, the Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement other than as of the end of the then current term.

The Fund is incurring certain organizational and initial offering costs. Organizational costs include, among other things, the cost of organizing as a Delaware Statutory Trust, including the cost of legal services and other costs and fees pertaining to the Fund’s organization. The Fund’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the offering. The Investment Manager will bear certain of the Fund’s organizational and initial offering costs associated with the Fund’s continuous offering of Shares pursuant to the Expense Limitation and Reimbursement Agreement. Such costs incurred by the Investment Manager are subject to recoupment by the Investment Manager in accordance with the Expense Limitation and Reimbursement Agreement.
Incentive Fee
The incentive fee is based on
Pre-Incentive
Fee Net Investment Income Returns.
“Pre-Incentive
Fee Net
Investment Income Returns”
means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.
Pre-Incentive
Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero-coupon
securities), accrued income that the Fund has not yet received in cash.
Pre-Incentive
Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from
Pre-Incentive
Fee Net Investment Income Returns.
Pre-Incentive
Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6.00% annualized).
The Fund will pay the Investment Manager an income based incentive fee quarterly in arrears with respect to its
Pre-Incentive
Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on
Pre-Incentive
Fee Net Investment Income Returns in any calendar quarter in which the Fund’s
Pre-Incentive
Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);

•
100% of the dollar amount of the Fund’s
Pre-Incentive
Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667% per quarter (6.668% annualized). This portion of the Fund’s
Pre-Incentive
Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.667% per quarter) is referred to as the
“catch-up.”
The
“catch-up”
is meant to provide the Investment Manager with approximately 10% of the Fund’s
Pre-Incentive
Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and

•
10% of the dollar amount of the Fund’s
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceeds a rate of return of 1.667 % per quarter (6.668% annualized) will be payable to the Investment Manager. This reflects that once the hurdle rate is reached and the catch-up
is achieved, 10% of all
Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Investment Manager.

Pre-Incentive
Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)

Percentage of
Pre-Incentive
Fee Net Investment Income
Allocated to Quarterly Incentive Fee
Example of the incentive fee (expressed as a percentage of the value of average net assets per quarter):

Scenarios	Scenario 1	Scenario 2	Scenario 3
Pre-Incentive Fee Net Investment Income Returns	0.55%	1.65%	2.80%
Catch-up incentive fee (maximum of 0.16667%)	—%	0.15%	0.16667%
Above catch-up incentive fee (10% above 0.16667%)	—%	—%	0.11333%
Net Investment Income	0.55%	1.50%	2.52%
Scenario 1
Pre-Incentive Fee Net Investment Income Returns do not exceed the 1.50% hurdle rate; therefore, there is no Incentive Fee.
Scenario 2
Pre-Incentive Fee Net Investment Income Returns fall between the 1.50% hurdle rate and the catch-up of 1.6667%; therefore, the Incentive Fee is 100% of the Pre-Incentive Fee Net Investment Income Returns above the 1.50% hurdle return.
Scenario 3
Pre-Incentive Fee Net Investment Income Returns exceed the 1.50% hurdle rate and the 1.6667% catch-up provision. Therefore, the catch-up provision is fully satisfied by the 1.30% of Pre-Incentive Fee Net Investment Income Returns above the 1.50% hurdle rate and there is a 10% Incentive Fee rate above the 1.6667% “catch-up.”
This provides an Incentive Fee of 0.28% of the Fund’s average net assets, which represents 10% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not exist.
These calculations are
pro-rated
for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. Shareholders should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Investment Manager with respect to
Pre-Incentive
Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that the Fund may pay an incentive fee in a calendar quarter in which the Fund incurs an overall loss taking into account capital account losses. For example, if the Fund receives
Pre-Incentive
Fee Net Investment Income Returns in excess of the quarterly hurdle rate, the Fund will pay the applicable incentive fee even if the Fund has incurred a loss in that calendar quarter due to realized and unrealized capital losses.

POTENTIAL CONFLICTS OF INTEREST
The Fund, the Investment Manager, and their respective affiliates may encounter actual and potential conflicts of interest in the course of their operations. The matters considered in this “Potential Conflicts of Interest” section should be considered along with other matters discussed elsewhere in the Prospectus, including the Risks set forth above.
Raymond James provides a broad array of discretionary
and non-discretionary investment
management services and products for institutional accounts and individual investors. In addition, Raymond James is a diversified global financial services firm that engages in a broad spectrum of activities including financial, investment banking, advisory, brokerage and other services. Investors should be aware that there will be occasions when Raymond James may encounter potential conflicts of interest in connection with its or its subsidiaries’ investment management services.
The Investment Manager and its affiliates engage in a range of financial advisory activities that may, from time to time, conflict with the interests of the Fund. The Investment Manager and its affiliates may provide advisory services to invest in, sponsor, or manage investment vehicles or entities that have similar or differing objectives from the Fund and may compete for the same investment opportunities. Furthermore, the Investment Manager and its affiliates may invest in securities that could also be suitable for the Fund. By acquiring shares in the Fund, each shareholder acknowledges these actual and potential conflicts and waives any claims of liability, except as otherwise provided under applicable federal securities laws.
The Investment Manager seeks to allocate investment opportunities among the Fund and other clients in a fair and equitable manner. In providing services and products to Raymond James’ clients other than the Fund, affiliates of the Investment Manager, and at times the Investment Manager itself, face conflicts of interest with respect to activities recommended to or performed for the Fund, on the one hand, and for Raymond James’s other clients, on the other hand. These investment opportunities may give rise to potential conflicts of interest, as such opportunities may benefit other affiliates of the Investment Manager. However, there is no assurance that all investment opportunities identified by the Investment Manager or its affiliates will be appropriate for or referred to the Fund. The Investment Manager is not obligated to present any specific investment opportunity to the Fund.
In addition, the Investment Manager may pursue investment opportunities for the Fund identified by Raymond James businesses, such as banking, investment banking, and capital structure advisory. The Investment Manager and the Fund may benefit from Raymond James’ or its affiliates’ identification of investment opportunities; however, the Fund does not intend to co-invest
alongside any affiliates of the Fund or the Investment Manager where such participation would be prohibited by Section 17(d) of the Investment Company Act and the rules thereunder.
The Investment Manager might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Investment Manager will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Investment Manager on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Raymond James may face conflicts of interest when the Fund uses service providers affiliated with Raymond James because Raymond James receives greater overall fees when they are used.
The directors, officers, and employees of the Investment Manager and its affiliates may also buy and sell securities or other investments for their personal accounts, which may result in personal trading strategies that differ from those employed by the Fund. To reduce the potential for material adverse effects on the Fund from such personal trading activities, the Fund has adopted a Code of Ethics in accordance with Section 17(j) of the Investment Company Act. This Code of Ethics restricts securities trading in the personal accounts of individuals who have access to the Fund’s portfolio information. The Code of Ethics is available on the SEC’s EDGAR Database and can be obtained by email request.

Moreover, the Investment Manager or its affiliates may be deemed affiliates of certain portfolio companies if they hold similar positions in those companies, potentially leading to conflicts during restructuring or exit transactions. The Fund’s ability to restructure or exit such investments may be limited by these affiliate relationships.
The Investment Manager may come into possession of material, non-public
information (“Confidential Information”) about issuers of certain investments, including those under consideration by the Fund. The Investment Manager may choose to avoid receiving such Confidential Information to maintain flexibility in trading securities on behalf of the Fund. However, if the Investment Manager unintentionally comes into possession of such information, it may be restricted from making investment decisions on behalf of the Fund for an extended period.
Finally, many of the Fund’s portfolio investments, including loans and other private securities, are not publicly traded, and no market-based price quotations are available. The Board has delegated the responsibility for determining the fair value of such securities to the Investment Manager, as Valuation Designee, under its Valuation Procedures. This delegation may give rise to conflicts of interest, as the Investment Manager’s compensation is tied to the value of the Fund’s assets. In addition, certain investments, such as PIK and OID securities, may increase the value of portfolio holdings and thus increase the Investment Manager’s fees.
In situations where multiple clients of the Investment Manager hold positions in different parts of a company’s capital structure, conflicts of interest may arise, particularly in the event of financial distress or insolvency. Actions taken by one client could be adverse to the interests of another client. For example, in a bankruptcy proceeding, one client’s interests may be subordinated to another’s based on their positions within the capital structure. The Investment Manager will seek to manage such conflicts in a fair manner, but divergent interests may lead to different outcomes for different clients.
By investing in the Fund, each shareholder acknowledges the existence of these potential conflicts of interest and waives any claims related to them, except as otherwise provided by federal securities law.

NET ASSET VALUE
The NAV of the Shares of an applicable class of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. The NAV per Share of each applicable class of the Fund will be determined as of the close of the regular trading session on the NYSE (normally 4:00 p.m., Eastern time) on each business day on which the NYSE is open for trading. The Fund calculates its NAV per Share of each class of Shares by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) attributable to the particular class, from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) attributable to that class and dividing the result by the total number of Shares of the class outstanding.
As discussed in further detail herein, although the Fund will determine its NAV daily, such determinations of NAV are subject to valuation risk.
Valuation of Fund Assets Generally
The Board has approved valuation procedures established by the Investment Manager pursuant to which the Fund will value its investments (the “Valuation Procedures”). The Fund’s Valuation Procedures are overseen by a Valuation Committee, and the Investment Manager, designated as the Valuation Designee under Rule
2a-5
of the Investment Company Act, is responsible for determining fair value when necessary. In accordance with the Valuation Procedures, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to the Valuation Procedures established by the Investment Manager, in its role as Valuation Designee under Rule
2a-5
under the Investment Company Act. See “
Risks – Valuation Risk
”. The Valuation Procedures ensure that each asset held by the Fund is appropriately valued based on the best available information, in a manner that reflects the asset’s fair value.
Private Credit Investments and Direct Loans.
On a quarterly basis, for direct loans or other private credit assets for which no market quotations are available the fair value of the investment will be determined by the Investment Manager taking into account various factors, as relevant, as provided for in the Valuation Procedures. The Investment Manager may also utilize independent third party valuations if such valuations are deemed reliable. The Investment Manager will monitor direct loans or other private credit assets daily for any company specific events, market data movements, and secondary transactions and updated valuation in the event of a material change in valuation. See further discussion below in “
Fair Value Determinations
.”
Investment Funds
. The Fund’s interests in Investment Funds are primarily valued based on unaudited quarterly valuations provided by the Investment Fund managers or administrators of the Investment Funds, typically in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). In conjunction with receiving valuations from the Investment Fund managers, the Investment Manager reviews audited and unaudited financial statements and other materials, if any, provided by the Investment Fund managers. The Investment Manager may also rely on estimated valuations when unaudited reports are not available. In instances where an Investment Fund does not provide a timely or reliable valuation, the Investment Manager reserves the right to adjust valuations based on relevant factors, such as private fund indices, recent subscriptions or redemptions, public information on underlying assets, and significant market events.
Fixed Income Investments
. Fixed-income securities with readily available market quotations are generally valued based on their current market value. For these securities, the Fund uses last available bid prices or market quotations provided by independent pricing services. These pricing services may employ matrix pricing or valuation models, considering a variety of factors such as transaction data, credit quality, and general market conditions. These services may also utilize other inputs like yields or prices of comparable securities, dealer indications, and other relevant market data. The Fund may also use amortized cost valuation for debt obligations with 60 days or less remaining to maturity if this method reasonably approximates fair value. Fixed-income securities such as asset-backed and mortgage-related securities may be valued using models that estimate cash flows and apply a benchmark yield with appropriate adjustments.
Derivatives, Options, and Swaps
. Exchange-traded options, futures, and other derivatives are valued based on the last sale or settlement price provided by the exchange or board of trade on which they are traded. If no current market data is available, the Fund may use the quotes from at least two principal market makers or primary market dealers. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded.
Equity Investments
. Publicly traded equity securities are valued using information obtained from independent pricing services, based on the closing price on the primary exchange where the security is listed. If no reliable market data exists, or the Investment Manager believes the price does not reflect the security’s fair value, the Investment Manager will determine its fair value using appropriate fair value methodologies.
Fair Value Determinations
. When market data is unavailable or unreliable, assets will be classified as “Fair Value Assets” and valued by the Investment Manager, as Valuation Designee, under the Valuation Procedures. The Investment Manager will value the Fund’s investments with fair value methodologies that the Investment Manager believes to be consistent with those used by the Fund for valuing its investments. The fair value calculations will involve significant professional judgment by the Valuation Designee, which will generally take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, including and in combination, as relevant: (i) the nature and realizable value of any collateral; (ii) the underlying borrower’s ability to make payments based on its earnings and cash flow; (iii) the markets in which the underlying borrower does business; and (iv) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. The Fund may also engage independent third-party pricing services and/or independent valuation firms, broker-dealers, or other market participants for assistance. The Valuation Designee will attempt to obtain current valuation information from the borrower to value all fair valued investments, but it is anticipated that such information could be available on no more than a quarterly basis.
The Investment Manager may adjust the value of each of the Fund’s assets daily, generally based on the most recent quarterly valuation and the estimated total return the investment is expected to generate, with assistance from one or more independent valuation firms, where applicable, and in accordance with the Valuation Procedures. These estimates are monitored regularly and updated as necessary for market related (generally credit spread driven) or investment specific events which would warrant a material change in valuation. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Investment Manager about the underlying investments’ operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. At the end of the quarter, each direct loan’s value is adjusted, in accordance with the actual income and appreciation or depreciation realized by such loan, at the time the Fund’s quarterly valuations are finalized.
Fair Value Measurement Hierarchy
. The Fund’s annual audited financial statements, which are prepared in accordance with US GAAP, follow the requirements for valuation set forth in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a hierarchical disclosure framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
The Fund’s fair value determinations are based on a three-level hierarchy, as defined by the FASB:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in active markets.

•	Level 2: Observable inputs, such as quoted prices for similar assets, yield curves, or interest rates.

•	Level 3: Unobservable inputs, based on the best information available.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Manager’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV, and the differences between the fair value of the assets and the prices at which those assets are ultimately sold may be significant. As a result, the Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. Information that becomes known to the Investment Manager, the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the previously determined NAV.
Due to the nature of the Fund’s portfolio and its substantial investments in direct loans and Investment Funds, a significant proportion of its assets will fall within Level 3, where valuations are based on unobservable inputs or proprietary models.
Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving and subject to change. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Any errors in the calculation of NAV will be addressed and any pricing corrections will be made in accordance with the Fund’s NAV Error Correction Policy
Suspension of NAV Calculation
. In certain circumstances, such as market closures or extraordinary events, including, but not limited to any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors, the Fund may temporarily suspend the calculation of NAV. During such periods, the Fund will not accept new subscriptions if the calculation of NAV is suspended, and the suspension of NAV may require the termination of a pending repurchase offer by the Fund (or the postponement of the date on which the repurchase price for Shares is determined (the “Valuation Date”) for a repurchase offer). Calculation of the Fund’s NAV will resume after the Investment Manager, in its discretion, determines that conditions no longer require suspension of the calculation of NAV.

DISTRIBUTIONS
The Fund declares distributions on a quarterly basis. The Fund distributes all or a portion of its net investment income to common shareholders. The Fund will pay common shareholders at least annually all or substantially all of its investment company taxable income. Distributions may also include net realized capital gains. The Fund pays any capital gains distributions at least annually. The Investment Company Act generally limits the Fund to one capital gain distribution per year, except for certain permitted distributions related to the Fund’s qualification as a RIC. In addition, the Fund may pay a special distribution at the end of the calendar year to comply with applicable law.
The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable
return of capital. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable
return of capital but rather may be taxable to shareholders at ordinary income rates even though it may economically represent a return of capital.
Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and its use of hedging. To permit the Fund to maintain more stable quarterly distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.
Under normal market conditions, the Investment Manager will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.
If a shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.
The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distribution declarations at any time and may do so without prior notice to common shareholders.
Shareholders will automatically have all dividends and distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “
Dividend Reinvestment Plan
”

DIVIDEND REINVESTMENT PLAN
The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by U.S. Bank Global Fund Services (“USBGFS”). Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to USBGFS. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by USBGFS 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. Under the DRIP, the Fund’s Distributions to shareholders are automatically reinvested in full and fractional shares as described below.
When the Fund declares a Distribution, USBGFS, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.
USBGFS will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. USBGFS will hold shares in the account of the shareholders in non-certificated
form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. USBGFS will distribute all proxy solicitation materials, if any, to participating shareholders.
In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, USBGFS will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither USBGFS nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “
Tax Matters
”
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to the Fund at 880 Carillon Parkway, St. Petersburg, FL 33716 or 877-685-5804.

DESCRIPTION OF SHARES
Shares of Beneficial Interest
The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of December 5, 2024, as amended by that certain Certificate of Amendment to the Certificate of Trust, dated as of December 31, 2024, and the Declaration of Trust. The Fund is authorized to issue an unlimited number of Shares. The Declaration of Trust provides that the Trustees may authorize one or more classes of Shares, with Shares of each such class or series having such preferences, voting powers, terms of repurchase, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine. The Board may from time to time, without a vote of the common shareholders, divide, combine or, prior to the issuance of Shares, reclassify the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares.
The Fund has received exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “
Summary of Fund Fees and Expenses
.” The details of each class of Shares are set forth in “
Plan of Distribution
.”
There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.
Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the Investment Company Act, which provides that such Shares may not be issued at a price below the then current NAV, exclusive of the sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.
The following table shows the amounts of Shares that have been authorized and outstanding as of October 2, 2025:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Common shares of beneficial interest, par value $0.01 per share	Unlimited	None	0
Class S Shares	Unlimited	None	0
Class I Shares	Unlimited	None	10,000
Common Shares
Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Statutory Trust Act the purchasers of the Shares will have no obligation to make further payments for the purchase of the Shares or contributions to the Fund solely by reason of their ownership of the Shares, except that the Trustees shall have the power to cause shareholders to pay certain expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Shares owned by each respective shareholder, and except for the obligation to repay any funds wrongfully distributed.
Distributions may be made to the holders of the Fund’s Class S Shares and Class I Shares at the same time and in different per Share amounts on such Class S Shares and Class I Shares if, as and when authorized and declared by the Board. The

Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. Although an investment in any class of Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “
Plan of Distribution
.”
If and whenever Preferred Shares are outstanding, the holders of Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “-
Preferred Shares
” below. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
Unlike
open-end
funds, the Fund does not provide daily redemptions, and unlike traditional closed-end
funds, the Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end
fund, should be considered illiquid. Investors should not purchase the Shares if they intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest. See “
Periodic Repurchase Offers and Transfers of Shares
.”
Preferred Shares
The Declaration of Trust provides that the Board may authorize and issue Preferred Shares, with rights as determined by the Board, by action of the Board without the approval of the holders of Shares. Holders of Shares have no preemptive right to purchase any Preferred Shares that might be issued.
Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues Preferred Shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Investment Manager from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Although the terms of any Preferred Shares that the Fund might issue in the future, including dividend rate, liquidation preference and repurchase provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and repurchase provisions of any such Preferred Shares would be similar to those stated below.
Liquidation Preference
. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights
. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Fund Trustees at all times. The remaining Fund Trustees will be elected by holders of Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Fund Trustees at any time two years’ dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification
as a
closed-end
investment company or changes in its fundamental investment restrictions. See “
Delaware Law and Certain Provisions in the Declaration of Trust
” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of Shares as a single class.
The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.
Repurchase, Purchase and Sale of Preferred Shares by the Fund
. The terms of any Preferred Shares are expected to provide that (1) they are repurchasable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any repurchase or purchase of Preferred Shares by the Fund would reduce the leverage applicable to the Shares, while any resale of the Shares by the Fund would increase that leverage.
Liquidity Feature
. Preferred shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature may require the Fund to repurchase Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.
The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust. The Board, without the approval of the holders of Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

DELAWARE LAW AND CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
An investor in the Fund will be a shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.
Organization and Duration
The Fund was formed in Delaware on December 5, 2024, and will remain in existence until dissolved in accordance with the Fund’s Declaration of Trust or pursuant to Delaware law.
Purpose
Under the Declaration of Trust, the Fund is permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon the Fund pursuant to the agreements relating to such business activity.
Shareholders; Additional Classes of Shares
Persons who purchase Shares will be shareholders of the Fund. The Investment Manager may invest in the Fund as a shareholder.
In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.
Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.
All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.
Shares may only be transferred with consent from the Board. Any Shares held by a shareholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) with the consent of the Board or their delegate (which may be withheld in the Board’s or their delegate’s sole and absolute discretion). If a shareholder transfers Shares with the approval of the Board or their delegate, the Board or their delegate will as promptly as practicable take all necessary actions so that each transferee or successor to whom or to which the Shares are transferred is admitted to the Trust as a shareholder.
Anti-Takeover Provisions in the Declaration of Trust
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status.
These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of shareholders by a vote of not less than two-thirds of
the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of
the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death,

resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the Investment Company Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act, is required, notwithstanding any provisions of the Bylaws. Upon the adoption of a proposal to convert the Fund from a “closed-end company”
to
an “open-end company”,
as those terms are defined by the Investment Company Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the Investment Company Act and state law, become an “open-end” investment
company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and ratified by the Board.
Derivative Actions, Direct Actions and Exclusive Jurisdiction
The Declaration of Trust provides that a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit
demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in good faith and shall be binding upon the shareholders. A shareholder may only bring a derivative action if shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.
Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.
Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. This exclusive jurisdiction provision may make it more expensive for a shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law. Shareholders also waive the right to jury trial to the fullest extent permitted by law.

Number of Trustees; Vacancies; Removal
The Fund’s Declaration of Trust provides that the number of Trustees will be fixed from time to time by the Board, provided that the number of Trustees at all times must be at least one but not more than 15. Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by the Board in setting the terms of any class or series of preferred shares, pursuant to an election under the Fund’s Declaration of Trust, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.
The Fund’s Declaration of Trust provides that a Trustee may be removed from office (i) at any meeting of shareholders by a vote of not less than two-thirds
of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds
of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.
The Fund has a total of five members of the Board, three of whom are Independent Trustees. Each Trustee will hold office until his or her successor is duly elected and qualified.
Amendment of the Declaration of Trust
The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the shareholders unless the approval of shareholders is required under Investment Company Act or such an amendment would limit shareholder rights, as discussed in the Declaration of Trust.
Term, Dissolution, and Liquidation
The Board may, without approval of the shareholders, determine to liquidate and terminate the Fund. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

CLOSED-END
INTERVAL FUND STRUCTURE
The Fund is a
non-diversified,
closed-end
management investment company (commonly referred to as a
closed-end
fund) that is operated as an interval fund.
Closed-end
funds differ from
open-end
funds (which are generally referred to as mutual funds) in that closed-end
funds do not redeem their shares at the request of the shareholder. This means that if shareholders wish to sell their shares of a closed-end
fund they must trade them on the stock exchange (if the
closed-end
fund’s shares are listed on an exchange) like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.
Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end
funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end
funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
Unlike traditional listed
closed-end
funds which list their common shares for trading on a securities exchange, the Shares are not listed on any securities exchange. Notwithstanding that the Fund is structured as an “interval fund” and conducts periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired, regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end
fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Shares is not suitable for investors who need access to the money they invest.
Although the Fund’s shareholders will have no right to redeem their Shares, the Fund conducts periodic repurchase offers as described below under “
Periodic Repurchase Offers and Transfers of Shares
.” The Fund may also, from time to time, consider taking other corporate actions that the Board determines to be in the best interest of the Fund and its shareholders. Depending on the circumstances, economic and market conditions, and the availability of suitable options and alternatives, these actions could include, for example, a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, a merger of the Fund with another investment company, or converting the Fund into an open-end
fund. The Fund would consider a variety of factors in determining whether to pursue a corporate action such as any of the foregoing, including shareholder feedback, the composition of its portfolio, portfolio performance, its financial condition, internal management considerations, existing economic and market conditions, the nature of available options and sales and repurchase trends with respect to the Shares. There can be no assurance that any such corporate action, even if considered, will be pursued or determined to be in the best interests of the Fund and its shareholders. In addition, certain of these corporate actions would require the approval of the Fund’s shareholders.

PERIODIC REPURCHASE OFFERS AND TRANSFERS OF SHARES
No Right of Redemption
No shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.
Repurchase Offers
The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule
23c-3
of the Investment Company Act, reduced by any applicable repurchase fee.
Once each quarter, the Fund will offer to repurchase at NAV, less any repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per share of repurchased Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).
Determination of Repurchase Offer Amount
The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will not be less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. For each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.
Notice to Shareholders
No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund will send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include the procedures on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date by which the Fund will pay to shareholders the repurchase proceeds (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
The Repurchase Request Deadline will be strictly observed
. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a repurchase request in the next repurchase offer. Shareholders may withdraw or change a Repurchase Request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Price
The repurchase price of the Shares will be the Fund’s NAV of the applicable class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling 877-685-5804. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the date the payment is to be made, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.
There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, provided, that the Fund may accept all Shares tendered by persons who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by others. Affiliates of the Fund may own Shares and determine to participate in the Fund’s repurchase offers, which may contribute to a repurchase offer being oversubscribed and the Fund effecting repurchases on a pro rata basis.
If any Shares tendered are not repurchased because of proration, shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
If a shareholder’s Shares are accepted for repurchase, upon payment for such repurchased Shares, such Shares will no longer be considered outstanding and such shares will cease to have any voting rights. Shares tendered pursuant to a repurchase offer will earn dividends declared to shareholders of record only through the date on which payment for repurchased Shares is made.
Suspension or Postponement of a Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund shareholders.

Liquidity Requirements
From the time that the notification is sent to shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.
The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.
The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See “
Risks – Repurchase Offers Risk
”
Early Repurchase Deduction
The Fund may impose a 2% Early Repurchase Deduction on Shares repurchased within one year. The one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. Shareholders who are exchanging a class of the Fund’s Shares for an equivalent aggregate NAV of another class of the Fund’s Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
The Fund may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce;

•	in the event that a shareholder’s Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance;

•	due to trade or operational error; or

•	repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund
As set forth above, the Fund may waive the Early Repurchase Deduction in respect of repurchase of Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including Shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing
on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the Shares (through the repurchase of the Shares by the Fund and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). The Fund must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of Shares, the request to have the Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.
Transfers of Shares
Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund or its designated agents, which consent may be withheld for any reason in their sole discretion. Shares held by a shareholder may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder; or

•	with the written consent of the Fund or its designated agents, which may be withheld in its sole discretion.
Notice to the Fund of any proposed transfer of Shares must include satisfactory evidence that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1 million (not including the value of the primary residence as an asset nor indebtedness, up to such primary residence’s fair market value, secured by such primary residence as a liability), meets certain annual income requirements, or is a bank or savings and loan association, etc. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee, unless such requirement is waived by the Fund in its discretion. Consent to a transfer of Shares by a shareholder generally will not be granted unless the transfer is to a single transferee or, after the transfer of the Shares, the Share balance of each of the transferee and transferor is not less than $25,000 with respect to the Fund. A shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may be reasonably requested.
Any transferee acquiring Shares by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a shareholder or otherwise will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a shareholder unless and until the transferee becomes a substituted shareholder as specified in the Declaration of Trust. If a shareholder transfers Shares with the required approvals, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a shareholder.
In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, each other shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

Redemption of Senior Securities; Tax Considerations; Fund Expenses
The Fund may not purchase Shares to the extent such purchases would result in the asset coverage with respect to any indebtedness or preferred equity being reduced below the asset coverage requirement set forth in the Investment Company Act. Accordingly, in order to purchase all Shares tendered, the Fund may have to repay or redeem all or part of any then outstanding indebtedness or preferred equity to maintain the required asset coverage.
The repurchase of tendered Shares by the Fund is a taxable event to common shareholders. See “
Tax Matters
”
The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of Shares pursuant to a periodic repurchase offer.

TAX MATTERS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to common shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Fund’s shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt
organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Fund’s shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Fund’s shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt
income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
The Fund may have investments, either directly or through the Investment Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Investment Funds) actually receive a corresponding amount of cash in respect of such income. For example, if the Investment Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Investment Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Investment Funds and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.
As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given year exceed its investment company taxable income, it will have a net operating loss for that year. However, the Fund is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to the Fund’s shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year
period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Investment Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Investment Funds may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Investment Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary U.S. or
non-U.S.
corporation(s) (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or
non-U.S.
tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or
non-U.S.
corporation(s) in order to satisfy the 90% Gross Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.
Additionally, while the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as the Fund ramps up its portfolio that it may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for its first short taxable year. In such case, however, the Fund anticipates that the associated tax liability would not be material, and that such non-compliance
would not have a material adverse effect on the Fund’s business, financial condition and results of operations, although there can be no assurance in this regard.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate
shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.
Distributions
Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned the Fund’s shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate
shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the shareholder elected to reach such distribution as cash). The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long- term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.
U.S. shareholders who have not
“opted-out”
of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.
Sale or Exchange of Shares
Upon the sale or other disposition of the Fund’s shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate
taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss (
i
.
e
., “Sale or Exchange Treatment” as discussed below). If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares (
i.e.
, “Distribution Treatment” as discussed below). In such a case, there is a risk that non-tendering
shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.
Sale or Exchange Treatment
. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.
In applying each of the tests described above, a U.S. shareholder must take account of Shares that such U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.
A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.
A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.
A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (
e
.
g
., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.
Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.
If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.
Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a
61-day
period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.
Distribution Treatment
. If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free
return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable
return of investment to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.
Provided certain holding period and other requirements are satisfied, certain non-corporate
U.S. shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. shareholder’s Shares is treated as the receipt by the U.S. shareholder of a dividend, the U.S. shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.
If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other shareholders, including any non-tendering
shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.
Publicly Offered Regulated Investment Company Status
. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a RIC, it anticipates that it will not qualify as a publicly offered RIC until such time as shares of its common stock are held by at least 500 persons at all times during a taxable year. There can be no assurances that the Fund will be treated as a publicly offered RIC in its first or second taxable year. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate
shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder for tax years that begin prior to January 1, 2026 and are deductible subject to limitation thereafter.
Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher- taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Below Investment Grade Instruments
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Original Issue Discount
For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.
Market Discount
In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Foreign Taxes
The Fund’s investment in
non-U.S.
securities may be subject to
non-U.S.
withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Tax Exempt Shareholders
Under current law, the Fund generally serves to prevent the attribution to shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt
shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt
Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt
Shareholder borrows to acquire its Shares.
Foreign Shareholders
U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, in the case the Fund’s shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest-related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.
The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.
Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial
foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial
foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it may be relevant to their ownership and disposition of the Fund’s shares.
Loss Reportable Transaction
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxation
Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION
Common Shares
The Fund is authorized to offer two separate classes of Shares designated as Class S Shares and Class I Shares. The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of Shares with, among other things, different ongoing shareholder servicing and/or distribution fees (“Multi-Class Exemptive Relief”). The Fund may in the future register and include other classes of Shares in the offering.
Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.
Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also
known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by the Fund’s executive officers and trustees and their immediate family members, as well as officers and employees of the Investment Manager, RJF or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers, or (6) by other categories of investors that the Fund names in an amendment or supplement to this prospectus. Generally, Class S Shares are available only through brokerage, transactional-based accounts. Not all Dealers offer all classes of Shares. See “
Share Class
 Considerations
” below.
Distributor
Carillon Fund Distributors, Inc., located at 880 Carillon Parkway, St. Petersburg, FL 33716, acts as the distributor of the Fund’s Shares, pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. See “
Plan of Distribution
.”
Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares of the Fund upon the terms set forth in this prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. The Distributor also may enter into agreements with Dealers for the sale and servicing of the Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. Class S Shares and Class I Shares are not subject to a sales load; however, investors may be required to pay brokerage commissions on purchases or sales of the Shares to their Dealers. Investors should consult with their Dealers or other financial intermediaries about any transaction or other fees or charges their Dealers or other financial intermediaries might impose on each class of Shares in addition to any fees imposed by the Fund. See “
-Class S Shares-Sales Load
” below.
Minimum Investments
The following investment minimums apply for purchases of the Shares:

	Class S Shares	Class I Shares
Minimum Initial Investment	$25,000	$1,000,000
Minimum Subsequent Investment	$10,000	$10,000

The $1,000,000 minimum initial investment for Class I Shares set forth in the above table applies to individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Dealer or other financial intermediary that has entered into an agreement with the Distributor to purchase Class I Shares.
For Class I Shares, there is no minimum initial investment for:

•
Employer-sponsored retirement plans (not including Simplified Employee Pension Individual Retirement Arrangements, Savings Incentive Match Plan for Employees Individual Retirement Accounts or Salary Reduction Simplified Employee Pension Plans) and state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies.

•	Employees, officers and directors/trustees of Raymond James or its affiliates and immediate family members of such persons, if they open an account directly with Raymond James.

•
Clients of Dealers or other financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load
program or investment platform.

The minimum initial investment for purchasing Class I Shares is reduced to $1,000 for:

•	Clients investing through Dealers or other financial intermediaries that offer Class I Shares on a platform that charges a transaction based sales commission outside of the Fund.

•
Tax-qualified
accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Class I Shares, and the family members of such persons.

•
The minimum initial investment for each class of Shares may be modified or waived by the Fund and the Distributor for the Trustees and certain employees of Raymond James, including its affiliates, vehicles controlled by such Trustees and employees and their extended family members. There is no minimum subsequent investment for the Shares.

Share Class Considerations
The Fund offers two classes of Shares: Class S Shares and Class I Shares. When selecting a share class, investors should consider the following:

•	which share classes are available to an investor;

•	the amount an investor intends to invest;

•	how long an investor expects to own the Shares; and

•	total costs and expenses associated with a particular share class.
Each investor’s financial considerations are different. Investors should speak with their financial adviser to help them decide which share class is best for them. Not all Dealers offer all classes of Shares. In addition, Dealers may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Shares. If an investor’s Dealer offers more than one class of Shares, they should carefully consider which class of Shares to purchase.

Intra-Fund Share Class Conversions
Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in the Fund’s prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on the conversion of shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion. The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.
Class I Shares
Class I Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales load imposed by the Fund or the Distributor or, with respect to Class I Shares, distribution fees. Because the Class I Shares are sold at the prevailing NAV of the applicable class without an upfront sales load, the entire amount of an investor’s purchase is invested immediately (subject to any transaction fee charged by a selling agent or other financial intermediary).
Class S Shares
Sales Load
Class
 S
. No upfront sales load will be paid with respect to Class S shares, however, if an investor buys Class S shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares.
Shareholder Servicing and Distribution Fee
Class S Shares pay to the Distributor a shareholder servicing and distribution fee that accrues at an annual rate equal to 0.85% of the applicable class’s average daily net assets. For Class S Shares, 0.25% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee. See “
-Distribution and Service Plan-Class S Shares
.”
Distribution and Service Plan – Class S Shares
The Fund has adopted the Distribution and Service Plan to pay to the Distributor a shareholder servicing and/or distribution fee for certain activities relating to the distribution of Class S Shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class S Shares. The Distribution and Service Plan operates in a manner consistent with
Rule 12b-1
under the Investment Company Act, which regulates the manner in which an open-end
investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end
investment company, it has undertaken to comply with the terms of Rule
12b-1
in accordance with the terms of the Multi-Class Exemptive Relief. Under the Distribution and Service Plan, Class S Shares pay the Distributor a shareholder servicing and/or distribution fee that together accrue at an annual rate equal to 0.85%, which reduces the NAV of Class S Shares. Because these fees are paid out of the Fund’s assets attributable to Class S Shares on an ongoing basis, over time, they will increase the cost of an investment in Class S Shares, including causing the Class S Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I Shares. For Class S Shares, 0.25% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee.

Shareholder services may include, but are not limited to, the following functions: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and repurchases of Shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) receiving, aggregating and processing shareholder orders; (iii) furnishing shareholder sub-accounting;
(iv) providing and maintaining elective shareholder services such as check writing and wire transfer services; (v) providing and maintaining pre-authorized
investment plans; (vi) communicating periodically with shareholders; (vii) acting as the sole shareholder of record and nominee for shareholders; (viii) maintaining accounting records for shareholders; (ix) answering questions and handling correspondence from shareholders about their accounts; (x) issuing confirmations for transactions by shareholders; (xi) performing similar account administrative services; (xii) providing such shareholder communications and recordkeeping services as may be required for any program for which a Service Organization is a sponsor that relies on Rule
3a-4
under the Investment Company Act (i.e., a “wrap fee” program); and (xiii) providing such other similar services as may reasonably be requested to the extent a Service Organization is permitted to do so under applicable statutes, rules, or regulations. The shareholder servicing and/or distribution fee may be spent by the Distributor for the services rendered to holders of Class S Shares as set forth above, but will generally not be spent by the Distributor on recordkeeping charges, accounting expenses, transfer costs or custodian fees.
Class I Shares are not subject to any shareholder servicing or distribution fees.
How to Purchase Shares
The following section provides basic information about how to purchase Shares of the Fund.
The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. Shares will be sold at a public offering price equal to the then-current NAV of the applicable class.
The Fund will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.
No market currently exists for the Fund’s Shares. The Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Investment Manager, the Distributor nor the Dealers intend to make a market in the Fund’s Shares.
Acceptance and Timing of Purchase Orders
A purchase order received by the Fund or a financial intermediary prior to the close of the NYSE, on a day the Fund is open for business, together with payment will be effected at that day’s NAV. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of its portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business. For shares purchased through the Distributor, order instructions must be received in good order prior to the close of regular trading on the NYSE in order to receive the current day’s NAV. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. For more information on purchasing Shares through the Distributor, please call (877) 685-5804.
Investors may buy shares of the Fund through brokers, dealers and other financial intermediaries (“Selling Agents”) that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Selling Agent or the Selling Agent’s authorized designee. The Fund will be deemed to have received a purchase order when a Selling Agent or, if applicable, a Selling Agent’s authorized designee, receives the request in good order. A purchase order from the client of a Selling Agent is not received in “good order” by such Selling Agent unless and until a confirmation of such order is passed back from the Distributor, the Fund, or their delegate to the broker who submitted the order, which may not occur until the business day immediately following the business day on which the purchase order was submitted by the client to such Selling Agent or at another time determined by the Fund or the Selling Agent. A Selling Agent may hold shares in an omnibus account in the Selling Agent’s name or the Selling Agent may maintain individual ownership records. Selling Agents may charge fees for the services they provide in connection with processing a shareholder’s transaction order or maintaining an investor’s account with them. Investors should check with their Selling Agent to determine if it is subject to these arrangements. Selling Agents are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.
Selling Agents and other financial intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus (including requirements as to the timing of a subscription and required documentation). Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Selling Agent or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a stockholder’s ability to purchase Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Selling Agent or other financial intermediary. The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If a shareholder places an order to buy Shares and their payment is not received and collected, their purchase may be canceled and they could be liable for any losses or fees the Fund has incurred
.
Payments to Financial Intermediaries
The Investment Manager or its affiliates, in the Investment Manager’s discretion and from its own resources, may pay additional compensation to Dealers in connection with the sale of the Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives, as described in more detail below. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.
Servicing Arrangements
The Fund’s Shares may be available through Dealers that have entered into shareholder servicing arrangements with respect to the Fund.
These Dealers provide varying investment products, programs, platforms and accounts, through which investors may purchase Shares. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting,
account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular Dealer’s products, programs, platform and accounts.
The Investment Manager and/or its affiliates may make payments to Dealers for the shareholder services provided. These payments are made out of the Investment Manager’s own resources and not Fund assets. The actual services provided by these Dealers, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the Dealer and/or a percentage of the value of shares held by investors through the firm. Please see the Fund’s SAI for more information.
These payments may be material to Dealers relative to other compensation paid by the Fund, the Investment Manager and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service fees,
Sub-Transfer
Agency Expenses, revenue sharing or “shelf space” fees and event support, other non-cash
compensation (described below). Also, the payments may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Investment Manager and/or its affiliates do not control these Dealers’ provision of the services for which they are receiving payments.
These Dealers may impose additional or different conditions than the Fund on purchases of Shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each Dealer is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these Dealers or participants in programs serviced by them should contact their Dealer for information regarding these fees and conditions.
Other Payments to Dealers
Some or all of the servicing fees described above are paid or “reallowed” to the Dealer, including their financial advisors through which shareholders purchase their Shares.
The Distributor and/or its affiliates may from time to time make payments and provide other incentives to selected Dealers as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Dealers’ financial advisors and their customers, placing the Fund on the Dealers’ preferred or recommended fund list, granting the Distributor access to the Dealers’ financial advisors and furnishing marketing support and other specified services. These payments may be significant to the Dealers.

A number of factors will be considered in determining the amount of these payments to Dealers. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates may also make payments to one or more Dealers based upon factors such as the amount of assets a Dealer’s clients have invested in the Fund and the quality of the Dealer’s relationship with the Distributor, the Investment Manager and/or their affiliates.
To the extent the additional payments described above are made, such additional payments would be made from the Distributor’s and/or its affiliates’ own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with Dealers and would not change the price paid by investors for the purchase of the Fund’s Shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to Dealers (as selected by the Distributor) that have sold significant amounts of Shares of the Fund.
The Distributor and/or its affiliates, and their respective employees and representatives may make payments or reimburse Dealers for sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide Dealers or their personnel with occasional tickets to events or other entertainment, meals, and small gifts (“other non-cash
compensation”) and make financial contributions pertaining to sales incentives and contests, each to the extent permitted by applicable law, rules and regulations.
In addition, wholesaler representatives of the Distributor visit Dealers on a regular basis to market and educate financial advisors and other personnel about the Fund. These payments, reimbursements and activities may provide additional access to financial advisors at these Dealers, which may increase purchases and/or reduce repurchases of Fund Shares.
The Distributor and/or its affiliates also may pay Dealers for certain services including technology, operations, tax, audit or data consulting services, and may pay such Dealers for the Distributor’s attendance at investment forums sponsored by such Dealers or for various studies, surveys, or access to databases.
If investment advisers, distributors or affiliates of investment companies make payments and provide other incentives in differing amounts, Dealers and their financial advisors may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a Dealer and its financial advisors may also have a financial incentive for recommending a particular share class over other share classes, to the extent applicable. A shareholder who holds Shares through a Dealer should consult with the shareholder’s financial advisor and review carefully any disclosure by the Dealer as to its compensation received by the financial advisor.
Although the Fund may use Dealers that sell Shares to effect transactions for its portfolio, the Fund and the Investment Manager will not consider the sale of Shares as a factor when choosing Dealers to effect those transactions.
For further details about payments made by the Distributor to Dealers, please see the Statement of Additional Information.
Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If shareholders wish to receive individual copies of these documents and their shares are held in the Fund’s account, call the Fund at 877-685-5804. Shareholders will receive the additional copy within 30 days after receipt of their request by the Fund. Alternatively, if a shareholder’s shares are held through a financial institution, please contact the financial institution.

CUSTODIAN AND TRANSFER AGENT
The custodian of the assets of the Fund is U.S. Bank, N.A. whose principal business address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.
U.S. Bank Global Fund Services, whose principal business address is 615 East Michigan Street, Third Floor, Milwaukee, WI 52302, serves as the Fund’s transfer agent with respect to the Shares.

ADMINISTRATION AND ACCOUNTING SERVICES
U.S. Bank Global Fund Services provides certain administration and accounting services to the Fund pursuant to an Administration and Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, U.S. Bank Global Fund Services provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Fund, U.S. Bank Global Fund Services is paid a monthly fee from the Fund at an annual rate ranging from 0.025% to 0.06% of the Fund’s assets, along with an annual fixed fee ranging from $140,000 to $175,000 for the services it provides to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, whose principal business address is 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

LEGAL MATTERS
Simpson Thacher & Bartlett LLP, 855 Boylston Street, 9
th
Floor, Boston, MA 02116, serves as counsel to the Fund.
Certain legal matters in connection with the Shares have been passed upon for the Fund by Potter Anderson & Corroon LLP, 1313 N. Market Street, 6th Floor, Wilmington, DE 19801.

PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public
personal information. The following information is provided to help shareholders understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases the Fund may share such information with select other parties.
The Fund does not receive any
non-public
personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of the Fund, the Fund receives personal non-public
information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.
The Fund does not disclose any
non-public
personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service its shareholders’ accounts (for example, to a transfer agent).
The Fund restricts access to
non-public
personal information about its shareholders to Raymond James employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public
personal information of its shareholders.

RJ Private Credit Income Fund
Class S Shares
Class I Shares

PROSPECTUS
[     ], 2025

All dealers that buy, sell or trade Shares, whether or not participating in this offer, may be required to deliver a prospectus when acting on behalf of the Distributor.

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 14, 2025

RJ Private Credit Income Fund

STATEMENT OF ADDITIONAL INFORMATION

RJ Private Credit Income Fund (the “Fund”) is a non-diversified, closed-end management investment company that operates as an “interval fund.” This Statement of Additional Information (“SAI”) relating to the Fund’s common shares of beneficial interest (the “Shares”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [     ], 2025. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the prospectus prior to purchasing such shares.

The Fund will provide to each person, including any beneficial owner, to whom a prospectus or SAI is delivered, a copy of any or all information that has been incorporated by reference into the prospectus or SAI but not delivered with the prospectus or SAI. Upon written or oral request, the Fund will provide a copy of such information at no charge. A copy of the prospectus may be obtained without charge by calling 877-685-5804, by writing to the Fund. Investors may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Investors may also e-mail requests for these documents to publicinfo@sec.gov. In addition, investors may request copies of the Fund’s prospectus, semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling 877-685-5804. The Fund’s prospectus, annual and semi-annual reports, when produced, will be available at the Fund’s website www.RJInvestmentManagement.com free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of the prospectus. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940 or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [     ], 2025.

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INVESTMENT OBJECTIVE AND POLICIES

The fundamental policies of the RJ Private Credit Income Fund (the “Fund”), which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. At the present time the Fund’s common shares of beneficial interest (the “Shares”) are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

Fundamental Policies:

The Fund may:

1.

borrow money and issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the Securities and Exchange Commission (“SEC”) from time to time.

2.

underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

3.

make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

4.

purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

5.

not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this investment restriction, neither the Fund’s investments in Investment Funds generally nor its investments in Investment Funds following the same general strategy are deemed to be investments in a single industry.

With respect to these investment restrictions and other policies described in the Prospectus or SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

In addition to the above, the Fund has adopted the following additional fundamental policies:

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it will make quarterly repurchase offers for no less than for 5% and not more than 25% (except as permitted by Rule 23c-3 under the Investment Company Act (“Rule 23c-3”) of the Shares outstanding at per-class net asset value (“NAV”) per Share (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

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•

each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the repurchase offer; and

•

each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

In applying the Fund’s 25% limitation on investment in any particular industry or group of industries, the Fund will consider the investment policies of the Investment Funds with respect to specific industry concentrations or industry-oriented investment strategies. The Fund will not, however, and does not expect to have sufficient portfolio holdings information with respect to each Investment Fund’s underlying portfolio positions to, apply or monitor the Fund’s industry concentration policy on a look-through basis.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without shareholder approval. The investment objectives of the Fund are not fundamental policies of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

The following investment limitations of the Fund are non-fundamental and may be changed with the approval of the Fund’s Board upon 60 days’ prior notice to Shareholders.

1.

The Fund will invest (which includes for this purpose unfunded capital commitments) at least 80% of its assets (net assets, plus any borrowings for investment purposes) in private credit assets. The Fund intends to emphasize investments in (i) direct loans and (ii) Investment Funds that offer exposure to private credit. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds that the Fund reasonably expects to be called in the future as qualifying private credit assets for purposes of its 80% policy.

2.

The Fund may not invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing securities of companies that deal in real estate or interests therein (including REITs).

3.

The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

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Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives transactions, short sales, reverse repurchase agreements or similar financing transactions, and unfunded commitment agreements, when entered into in compliance with Rule 18f-4 under the Investment Company Act. See “Risks – Derivatives Risk.”

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies. The Fund’s investment policies expressly permit it to make and originate loans.

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ADDITIONAL RISK FACTORS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Manager, present minimal credit risk. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.

In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

The Investment Manager will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Manager will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements Risk. The Fund may use reverse repurchase agreements, which involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used

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such instruments. If the Fund enters into reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions.

Cash Equivalents and Short-Term Debt Securities Risk. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

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U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities.

•

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Debt Securities Risk. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt

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securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Investment Manager cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Below Investment Grade Securities Risk.”

Inflation Risk. Inflation may adversely affect the business, results of operations and financial condition of the portfolio companies in which the Investment Funds may invest.

Inflationary pressures may increase the costs of labor, energy and raw materials, and may adversely affect consumer spending, economic growth, and the portfolio companies’ operations. If portfolio companies are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any decreases in the portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce the Fund’s NAV.

Inflation may affect the Fund’s investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments the Fund or entities related to portfolio investments may have issued could increase, which would tend to reduce returns to investors in the Fund. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which may be critical to the operation of certain portfolio companies. Portfolio companies may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of such investments may decline in times of higher inflation. Some of the Fund’s investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.

Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on the Fund’s returns.

Defaulted Debt Securities and Other Securities of Distressed Companies Risk. The Fund may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. For example, high yield bonds are regarded as being predominantly

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speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities.

In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any investment opportunity involving any such type, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.

Derivatives Risk. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

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Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

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Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

•	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

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•

Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

•	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•

Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund may rely on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund may rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Investment Funds that can be drawn at the discretion of the Investment Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund may rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Investment Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Investment Fund as the trade date for determining whether the purchase of the Investment Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Options. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a

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put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

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There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy

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party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional the Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Interest Rate, Mortgage and Credit Swaps Risk. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps Risk. Equity index swaps involve the exchange by the Fund or an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. The Fund or an Investment Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps Risk. Currency swaps may be entered for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Fund’s or the Investment Fund’s performance. If there is a default by the other party to such a transaction, the Investment Fund will have contractual remedies pursuant to the agreements related to the transaction.

Swaptions Risk. Purchasing and writing (sell) options contracts on swaps, is commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

General Limitations on Certain Futures, Options and Swap Transactions Risk. The Investment Manager with respect to the Fund intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Investment Manager and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Investment Manager or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

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Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

Equity Securities Risk. Equity securities include common stocks, preferred stocks, convertible securities, limited partnership interests and warrants. This may include the equity securities of private credit sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

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Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional Shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Securities of Other Investment Companies Risk. Under Section 12(d)(1) of the Investment Company Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies (including BDCs), subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the Investment Company Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the Investment Company Act allows the Fund to acquire the securities of another investment company, excess of the limitations imposed by Section 12 of the Investment Company Act, subject to certain limitations and conditions on the Fund and the Investment Manager, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Investment Manager and limits on most three-tier fund structures. Investments by the Fund in the Investments Funds that are private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act generally are not subject to the Section 12(d)(1) limits described above.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees, incentive fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the Investment Company Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds are subject to mandatory liquidity fees if daily net redemptions exceed 5% of their net assets and may also impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interests of the money market fund. Such fees, if imposed, will reduce the amount the Fund receives on redemptions.

Restricted Securities and Rule 144A Securities Risk. “Restricted securities” generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by

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the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Investment Fund managers believe reflects fair value.

Private Investments in Public Equity Risk. Securities issued in private investments in public equity transactions, are commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Emerging Markets Investments Risk. Non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets) are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

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Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

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Asset Backed Securities Risk. Asset backed securities (“ABS”) and other securitizations, are generally limited recourse obligations of a special purpose vehicle issuer of such instruments (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof. Consequently, holders of equity or other securities issued by Securitization Vehicles must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. The Securitization Assets may include, without limitation, broadly-syndicated leveraged loans, middle-market bank loans, collateralized debt obligation debt tranches, trust preferred securities, insurance surplus notes, asset-backed securities, consumer loans, other receivables, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks.

The investment characteristics of ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time.

The collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS is affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

The value of ABS, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of unpredictable factors, including the anticipated rate of prepayment of the underlying assets, and are therefore subject to the risk that the asset-backed security will lose value. ABS are also subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.

Holders of ABS bear various other risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.

Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.

Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or losses can occur, particularly with underlying collateral comprised of

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non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.

Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.

In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.

Another risk associated with ABS is that the collateral that secures an ABS, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For ABS that are backed by automobile receivables, such ABS pose a risk because most issuers of such ABS permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS potentially will not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in ABS is the dependence on debtors to timely pay their consumer loans.

In the case of ABS structured using Securitization Vehicles, Securitization Assets are typically actively managed by an investment manager, which may be the Investment Manager or its affiliates, and as a result, the Securitization Assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of Securitization Assets.

The Fund’s investment strategies with respect to certain types of investments may be based, in part, upon the premise that certain investments (either held directly or through an asset backed security) that are otherwise performing may from time to time be available for purchase by the Fund at “undervalued” prices. Purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve since this depends, in part, upon events and factors outside the control of the Investment Manager.

Mortgage-Backed Securities Risk. The collateral underlying mortgage-backed securities generally consists of commercial mortgages or real property that has a residential, multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels, and may include assets or properties owned directly or indirectly by one or more other Raymond James clients. Commercial mortgage-backed securities (“CMBS”) have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and

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are usually non-recourse against the commercial borrower. Investments in CMBS are subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects, and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As described more fully above, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Fund intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, there can be no assurance that underwriting practices will yield their desired results, and there can be no assurance that the Fund will be able to effectively achieve its investment objectives or that expected returns will be achieved.

In general, if prevailing interest rates fall significantly below the interest rates on the related mortgage loans, the rate of prepayment on the underlying mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease, which could reduce the returns on certain residual mortgage-backed securities in which the Fund may invest. In addition, rising rates may increase the frequency of defaults on certain floating-rate mortgage-backed securities.

Platform Risk. Payments on whole loans or securities representing the right to receive principal and interest payments due on loans are received only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although the Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund observes directly as payments are received. Some investors, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although the Fund conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically does not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and does not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. As a result, the Fund may make investments based on outdated, inaccurate or incomplete information. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

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In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Direct or indirect investments in public or private equity securities of alternative lending platforms or enter into other financial transactions, including derivative transactions, provide exposure to such investments. The performance of equity instruments issued by a platform or derivatives thereon depends on the success of the platform’s business and operations. As described above, shares, certificates, notes or other securities represent the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses.

Investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In order to mitigate this risk, the Fund would seek to rely on a backup servicer provided through the platform or through an unaffiliated backup servicer. To the extent that it is not possible to collect on defaulted loans or to the extent borrowers prepay loans, a platform that services loans may no longer be able to collect a servicing fee, which would negatively impact its business operations. These or other similar negative events could adversely affect the platforms’ businesses and/or investor participation in a platform’s marketplace and, in turn, the business of the platforms, which creates a risk of loss for the Fund’s investments in securities issued by a platform or derivatives thereon.

Platforms may have a higher risk profile than companies engaged in lines of business with a longer, more established operating history and such investments should be viewed as longer-term investments. They have met with and will continue to meet with challenges, including navigating evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platforms; effectively maintaining and scaling financial and risk management controls and procedures; maintaining the security of the platform and the confidentiality of the information provided and utilized across the platform; and attracting, integrating and retaining an appropriate number of qualified employees. If platforms are not successful in addressing these issues, the platforms’ businesses and their results of operations may be harmed, which may reduce the possible available investments for the Fund or negatively impact the value of the Fund’s investments in platforms or in alternative lending-related securities more generally.

Platforms may rely on debt facilities and other forms of borrowing in order to finance many of the borrower loans they facilitate. However, these financing sources may become unavailable after their current maturity dates or the terms may become less favorable to the borrowing platforms. As the volume of loans that a platform facilitates increases, the platform may need to expand its borrowing capacity on its existing debt arrangements or may need to seek new sources of capital. Platforms may also default on or breach their existing debt agreements, which could diminish or eliminate their access to funding at all or on terms acceptable to the platforms. Such events could cause the Fund to incur losses on its investments that are dependent upon the performance of the platforms.

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Investments in the equity securities of platforms, including common stock, preferred stock, warrants or convertible stock, are subject to equity securities risk. Equity securities risk is the risk that the value of equity securities to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate and the particular circumstances and performance of the issuers. The prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. The equity securities of smaller, less seasoned companies, such as platforms or their affiliates, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The Fund invests in unlisted equity securities, which generally involve a higher degree of valuation and performance uncertainty and greater liquidity risk than investments in listed securities. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Convertible securities are subject to the risks applicable generally to debt securities, including credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. In the event of a liquidation of the issuing company, holders of convertible securities typically would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.

Investments in shares, certificates, notes or other securities issued by a platform, its affiliates or a special purpose entity sponsored by a platform or its affiliates that represent the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans may expose the Fund to the credit risk of the issuer. Generally, such securities are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns such fractional loans or other securities, the Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than in the case in which the Fund owns whole loans. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase a security issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such security and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related securities, which will reduce the effective rate of return on the investment. The Fund invests primarily in whole loans, and does not expect to invest a material portion of its portfolio in such fractional loans or other securities.

Servicer Risk. Direct and indirect investments in loans originated by alternative lending platforms are typically serviced by that platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be recharacterized as a secured loan from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund.

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TRS Agreements Risk. A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a TRS and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule 18f-4 under the Investment Company Act (“Rule 18f-4”), the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, the Fund may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty.

Syndications Risk. An investment may be made with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that the Fund will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such syndication will not be substantial. In the event that the Fund is not successful in syndicating any such co-investment, in whole or in part, the Fund may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

Merger or Other Event Driven Arbitrage Strategies Risk. Companies may be involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Investment Manager will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the acquirer and target as to management transition or corporate governance matters or changing market conditions. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is potential risk of loss by the Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’s ability to respond to market movements may be impaired and consequently the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid

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unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring of such companies and may, at times, require active participation by the Fund (including by way of board membership or corporate governance oversight) in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict the Fund’s ability to trade in the securities of such companies. It may also prevent the Fund from focusing on matters relating to other existing investments or potential future investments of the Fund. In addition, as a result of its activities, the Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Fund has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Fund, and thus may be obligated at times to act in a manner that is adverse to the Fund’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of the Fund.

Bankruptcy and Other Proceedings Risk. When a company seeks relief under the U.S. Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. If relief from stay is not granted, the Fund may not realize a distribution on account of its secured claim until a plan of reorganization or liquidation for the debtor is confirmed. Bankruptcy proceedings can involve substantial legal, professional and administrative costs to the portfolio company and the Fund, and during the process the portfolio company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. Although the Investment Manager intends to invest the Fund’s assets primarily in debt, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value. Such investments can result in a total loss of principal. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges (as more fully described below) also can result in uncertainty as to the ultimate resolution of claims.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and, because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against any such challenge.

Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found to have engaged in certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the U.S. Bankruptcy Code. In addition, creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the

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outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Investment Manager will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted. In addition, if representation on an unsecured creditors’ committee of a company causes the Fund, the Investment Manager or Raymond James or its affiliates to be deemed a fiduciary for all general unsecured creditors, the securities of such company held in an account may become restricted securities, which are not freely tradable.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Investment Manager or the Fund will be able successfully to defend against them. To the extent that the Investment Manager or the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by such debtor due to such person’s possession of material, non-public information concerning such debtor.

In certain protective situations, companies in which the Fund has invested or to which the Fund has extended loans may file for protection under Chapter 11 of the U.S. Bankruptcy Code. These debtor-in-possession or “DIP” loans are most often revolving working-capital or term loan facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a U.S. federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

In addition, companies located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such companies may be adversely affected. For example, bankruptcy law and process in a non-U.S. jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

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MANAGEMENT OF THE FUND

Investment Management Agreement

Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management (“RJIM” or the “Investment Manager”) serves as the investment adviser to the Fund. The Investment Manager is located at 880 Carillon Parkway, St. Petersburg, FL 33716 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Manager provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement has an initial two-year term from the date of its execution. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.75% on an annualized basis of the average daily value of the Fund’s net assets, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. “Net assets” means the total assets of the Fund minus the sum of the Fund’s accrued debts, liabilities and obligations; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be accrued daily and will be due and payable monthly in arrears within ten (10) business days after the end of the month.

In addition, the Fund will pay the Investment Manager an income-based incentive fee. The incentive fee is based on Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive. See “Management of the Fund – Incentive Fees” in the Prospectus for further information.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive the Investment Management Fee, the incentive fee and/or to assume or reimburse expenses of the Fund (a “Waiver”), if required to ensure the Other Expenses do not exceed 0.50% of the average daily net assets of the Class S Shares and Class I Shares (the “Expense Limit”), respectively. “Other Expenses” include all other expenses incurred by the Fund, such as accounting, legal, custody, administration, transfer agency and auditing fees, organization and offering expenses and fees payable to the Fund’s Trustees. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement has an initial two-year term from the date of commencement of the Fund’s

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operations and will automatically renew for consecutive one-year terms thereafter unless terminated. The Fund may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. Thereafter, the Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement other than as of the end of the then current term.

Information on Trustees and Officers

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of five members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees (the “Independent Trustees”). The Fund’s officers serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund.

The Investment Company Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the Investment Company Act require that at least 50% of the Trustees be Independent Trustees. Currently, three of the five Trustees (60%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustees serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board.

The Board expects to perform its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of Independent Trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

The Board has established an audit committee and a nominating and governance committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund.

Audit Committee. All of the Independent Trustees are members of the audit committee of the Fund. Andrea Assarat serves as chairperson of the audit committee. The Board has adopted a charter for the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. All of the Independents Trustees are members of the nominating and governance committee of the Fund. Greg Hartch serves as chairperson of the nominating and governance committee. The Board has adopted a charter for the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating Trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as

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Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the Raymond James-advised Funds and any currently held public company and other investment company directorships.

Independent Trustees
Name, Address***, Birth Year and Position	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee Outside the Fund Complex**
Andrea Assarat (1967) Trustee	Indefinite Length—Since Inception	Senior Managing Director, Corporate Business Development, GE (2007-2024)	1	0

Jessica Brennan (1974) Chairperson of the Board of Trustees	Indefinite Length—Since Inception	Independent Director, The Commonfund (2022 to present); Partner, Head of Strategy and IR, Kohlberg & Co. (2022-2024); Managing Director, Head of Client Product Solutions (2020-2022)	1	0

Greg Hartch (1969) Trustee	Indefinite Length—Since Inception	Chief Strategy Officer, Limekiln Real Estate (2025 to present); Global Head of ETF Strategy, Infrastructure & Planning, State Street Global Advisors (2022-2025); Head of Private Investments, State Street Global Advisors (2019-2022)	1	0

Interested Trustees
Karen Halliday (1966) Trustee	Indefinite Length—Since Inception	Head of Private Credit Solutions, Portfolio Manager, Raymond James Investment Management (2024-2025); Partner, Varagon Capital Partners (2020-2023)	1	0

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Name, Address***, Birth Year and Position	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee Outside the Fund Complex**

Interested Trustees
Matthew Sperber (1985) Trustee	Indefinite Length—Since Inception	Head of Corporate Development and Strategy, Raymond James Investment Management (2020 – 2025)	1	0

*	Each Trustee serves as indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.
***	The address of each Trustee and Officer is c/o RJ Private Credit Income Fund, 880 Carillon Parkway, St. Petersburg, FL 33716.

Certain biographical and other information relating to the executive officers of the Fund who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for her services as its CCO.

Each executive officer is an “interested person” of the Fund (as defined in the Investment Company Act) by virtue of that individual’s position with Raymond James or its affiliates described in the table below.

Name, Address**, Birth Year and Position	Length of Time Served*	Principal Occupation(s) During Past Five Years
Karen Halliday (1966) Chief Executive Officer and President	Indefinite Length—Since Inception	See above.

Greg Hagar 1968 Chief Financial Officer and Treasurer	Indefinite Length—Since Inception	SVP Finance/Private Credit Solutions, Raymond James Investment Management, 2024 – 2025; Chief Financial Officer, Chartwell Investment Partners, 2020 – 2024; SVP Finance, TriState Capital Bank, 2020 – 2022

Ludmila M. Chwazik (1965) Chief Compliance Officer	Indefinite Length—Since Inception	Vice President of Compliance, Raymond James, since 2020; Chief Compliance Officer, Water Island Capital, 2016 – 2019.

Robert Morrison (1973)	Indefinite Length—Since Inception	Associate General Counsel, Raymond James Investment Management, 2020 – 2025

Secretary and Vice President

*	Each officer serves as indefinite term, until his or her successor is elected.
**	The address of each Trustee and Officer is c/o RJ Private Credit Income Fund, 880 Carillon Parkway, St. Petersburg, FL 33716.

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Trustee Beneficial Ownership of Shares

As the Fund is newly-offered, as of December 31, 2024, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Compensation of Trustees

The Independent Trustees are paid an annual retainer of $50,000. The Chairperson of the Audit Committee is also paid an additional annual fee of $10,000. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

The following table shows information regarding the estimated compensation to be received by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ended March 31, 2026. The Trustees who are “interested persons,” as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Payable to Trustees
Independent:
Andrea Assarat	$60,000	$60,000
Jessica Brennan	$50,000	$50,000
Greg Hartch	$50,000	$50,000

Name of Trustee
Interested:
Karen Halliday	None	None
Matthew Sperber	None	None

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the fullest extent permitted by applicable law, the Fund will indemnify its Trustees and officers against all liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

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Portfolio Management

Other Accounts Managed by the Portfolio Managers

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of June 30, 2025

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Karen Halliday	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts

David Gibbs	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts

Steve Masarik	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts	0 accounts, $0 / Zero accounts

Portfolio Manager Compensation Overview

RJIM has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows.

Material Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. RJIM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within RJIM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, RJIM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of RJIM and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, RJIM and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. RJIM may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of RJIM have an investment interest. RJIM seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation. RJIM seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation

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along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. RJIM has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at RJIM. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,

•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,

•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and

•

All portfolio managers generally are eligible to receive benefits from RJIM’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

RJIM typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s). A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). RJIM has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Securities Ownership of Portfolio Managers

As of October 2, 2025, the dollar range of securities beneficially owned by the named portfolio managers in the Fund is shown below:

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Karen Halliday	None
David Gibbs	None
Steve Masarik	None

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001–$1,000,000 or Over $1,000,000.

Proxy Voting Policies

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager. The Investment Manager will vote such proxies in accordance with its proxy policies and procedures. Copies of the Investment Manager’s proxy policies and procedures are included as Appendix A to this SAI.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 877-685-5804 or (ii) by visiting the SEC’s website at www.sec.gov.

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Codes of Ethics

The Fund and the Investment Manager have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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DISTRIBUTION OF FUND SHARES

Carillon Fund Distributors, Inc., located at 880 Carillon Parkway, St. Petersburg, FL 33716, acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions.

The Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Investment Management Agreement; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) that permits the Fund to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”). Accordingly, the Fund is subject to Rule 18f-3 under the Investment Company Act. The Fund has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Distribution and Service Plan

Under the terms of the Multi-Class Exemptive Relief, the Fund is subject to Rule 12b-1 under the Investment Company Act. The Fund has adopted the Distribution and Service Plan and intends to pay the shareholder servicing and distribution fee under such plan. The Distribution and Service Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. The Distribution and Service Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class S Shares. Most or all of the shareholder servicing and/or distribution fees are paid to financial firms through which shareholders may purchase or hold Class S Shares. Because these fees are paid out of the Fund’s assets attributable to Class S Shares on an ongoing basis, over time they will increase the cost of an investment in Class S Shares, including causing the Class S Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I Shares.

The maximum annual rates at which the shareholder servicing and/or distribution fees may be paid under the Distribution and Service Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the Class S Shares) is 0.85%. For Class S Shares, 0.25% of the shareholder servicing and distribution fee is a shareholder servicing fee and the remaining portion is a distribution fee.

The fee payable pursuant to the Distribution and Service Plan may be used by the Distributor to provide or procure distribution services and shareholder services in respect of Class S Shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers (“Service Organizations”)). Distribution services include some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations: (i) facilities for placing orders directly for the purchase of a Fund’s shares; (ii) advertising with respect to Class S Shares; (iii) providing information about the Fund; (iv) providing facilities to answer questions from prospective investors about the Fund; (v) receiving and

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answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class S Shares and selecting dividend and other account options.

Shareholder services may include, but are not limited to, the following functions: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and repurchases of Shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) receiving, aggregating and processing shareholder orders; (iii) furnishing shareholder sub-accounting; (iv) providing and maintaining elective shareholder services such as check writing and wire transfer services; (v) providing and maintaining pre-authorized investment plans; (vi) communicating periodically with shareholders; (vii) acting as the sole shareholder of record and nominee for shareholders; (viii) maintaining accounting records for shareholders; (ix) answering questions and handling correspondence from shareholders about their accounts; (x) issuing confirmations for transactions by shareholders; (xi) performing similar account administrative services; (xii) providing such shareholder communications and recordkeeping services as may be required for any program for which a Service Organization is a sponsor that relies on Rule 3a-4 under the Investment Company Act (i.e., a “wrap fee” program); and (xiii) providing such other similar services as may reasonably be requested to the extent a Service Organization is permitted to do so under applicable statutes, rules, or regulations. The Distribution and/or Servicing Fee may be spent by the Distributor for the services rendered to holders of Class S Shares as set forth above, but will generally not be spent by the Distributor on recordkeeping charges, accounting expenses, transfer costs or custodian fees.

In accordance with Rule 12b-1 under the Investment Company Act, the Distribution and Service Plan may not be amended to increase materially the costs which holders of Class S Shares may bear under the Distribution and Service Plan without approval of a majority of each of the outstanding Class S Shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Fund; and (ii) those Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution and Service Plan and any related amendments. The Distribution and Service Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Fund; and (ii) the Plan Trustees. The Distribution and Service Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. The Distribution and Service Plan may be terminated at any time, without penalty, by vote of a majority of the Plan Trustees or by a vote of a majority of each of the outstanding Class S Shares, as applicable. Pursuant to the Distribution and Service Plan, the Board will be provided with quarterly reports of amounts expended under the Distribution and Service Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of distribution fees that may be paid by registered investment companies out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services), are not subject to these limits on distribution fees. Some portion of the fees paid pursuant to the Distribution and Service Plan may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a fund’s average annual net assets.

The Fund is newly established and thus did not pay any distribution and/or service fees in a prior fiscal year.

Additional Payments to Dealers

The Distributor and/or its affiliates may from time to time make payments and provide other incentives to Dealers as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Dealers’ financial advisers and their customers, placing the Fund on the Dealers’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing

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support than complexes not making such payments, granting the Distributor access to the Dealers’ financial advisers (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with Dealers’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the Dealers’ personnel, and furnishing marketing support and other specified services. The actual services provided, and any payments made for such services, may vary from firm to firm. These payments may be significant to the Dealers.

A number of factors will be considered in determining the amount of these additional payments to Dealers. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by the Distributor together or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates also may make payments to one or more Dealers based upon factors such as the amount of assets a Dealer’s clients have invested in the Fund and the quality of the Dealer’s relationship with the Distributor, the Investment Manager and/or their affiliates.

To the extent the additional payments described above are made, such additional payments would be made from the assets of the Distributor or an affiliate of the Distributor (and sometimes, therefore referred to as ”revenue sharing”) pursuant to agreements with Dealers and would not change the price paid by investors for the purchase of Shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to Dealers (as selected by the Distributor) that have sold significant amounts of Shares.

In addition to revenue sharing payments, the Distributor and/or its affiliates may also make payments to Dealers in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the Dealers.

The additional payments described above may be made to a Dealer as a fixed dollar amount or may be calculated on another basis.

In addition to the payments described above, the Distributor, the Investment Manager, and/or their respective affiliates may make payments in connection with or reimburse Dealers’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide Dealers or their personnel with occasional tickets to events or other entertainment, meals and small gifts (“other non-cash compensation”) to the extent permitted by applicable law, rules and regulations.

In addition, wholesale representatives of the Distributor and employees of the Investment Manager or its affiliates visit Dealers on a regular basis to educate financial advisers and other personnel about the Fund and to encourage the sale or recommendation of Fund Shares to their clients. The Distributor and/or the Investment Manager may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a Dealer’s financial advisers and other personnel. Although the Fund may use Dealers that sell Shares to effect transactions for the Fund’s portfolio, neither the Fund nor the Investment Manager will consider the sale of Fund shares as a factor when choosing Dealers to effect those transactions.

The Distributor and/or its affiliates also may make payments or reimbursements to Dealers or their affiliated companies, which may be used for the development, maintenance and availability of certain services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, trading platforms and related infrastructure/technology and/or legal risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”) or for various studies, surveys, industry data, research and access to information about, and contact information for, particular financial advisers who have sold, or may in the future sell, Shares of the Fund (i.e., “leads”). In addition, the Distributor and/or its affiliates may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for the Distributor’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).

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Payments for items including event support, platform support, leads and consultant services (but not including certain account services, discussed below), as well as revenue sharing, may be bundled and allocated among these categories in the Distributor’s discretion. The Dealers receiving such bundled payments may characterize or allocate the payments differently from the Distributor’s internal allocation.

In addition to the payments, reimbursements and incentives described above, further amounts may be paid to Dealers for providing services with respect to shareholders holding Fund Shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Fund and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and repurchases; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; providing periodic statements to certain benefit plans and participants in such plans of the Fund held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining automatic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and repurchase transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Investment Manager to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.

These payments, taken together in the aggregate, may be material to Dealers relative to other compensation paid by the Fund and/or the Investment Manager and may be in addition to any (i) marketing support, revenue sharing or “shelf space” fees; and (ii) event support and other non-cash compensation. The additional servicing payments and set-up fees described above may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts.

If investment advisers, distributors or affiliated persons of registered investment companies make payments and provide other incentives in differing amounts, Dealers and their financial advisers may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a Dealer and its financial advisers also may have a financial incentive for recommending a particular share class, to the extent applicable, over other share classes. Because Dealers and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for Dealers and their financial advisers to favor one fund complex over another or one fund share class over another, to the extent applicable. Shareholders should review carefully any disclosure by the Dealers or plan recordkeepers as to their compensation.

In certain circumstances, the Distributor and/or its affiliates may pay or reimburse Dealers for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets. Such activities by the Distributor or its affiliates may provide incentives to Dealers to purchase or market Shares of the Fund. Additionally, these activities may give the Distributor and/or its affiliates additional access to sales representatives of such Dealers, which may increase sales of Fund Shares. The payments described in this paragraph may be significant to payors and payees.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

In following the Fund’s investment strategy, the Investment Manager expects few of the Fund’s transactions to involve brokerage. To the extent the Fund’s transactions involve brokerage, the Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Investment Manager may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Manager that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Manager believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Manager may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Manager, even if the specific services are not directly useful to the Fund and may be useful to the Investment Manager in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Manager may select a broker based upon brokerage or research services provided to the Investment Manager. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Manager’s overall responsibilities to the Fund.

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DESCRIPTION OF SHARES

Other Shares

The Board (subject to applicable law and the Fund’s Declaration of Trust) may authorize an offering, without the approval of the holders of Shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Shares.

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TAX MATTERS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to common shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold the Fund’s shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Fund’s shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Fund’s shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).

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As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

The Fund may have investments, either directly or through the Investment Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Investment Funds) actually receive a corresponding amount of cash in respect of such income. For example, if the Investment Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Investment Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Investment Funds and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given year exceed its investment company taxable income, it will have a net operating loss for that year. However, the Fund is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to the Fund’s shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Investment Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Investment Funds may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership

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must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Investment Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Additionally, while the Fund generally intends to qualify as a RIC for each taxable year, it is possible that as the Fund ramps up its portfolio that it may not satisfy the diversification requirements described above, and thus may not qualify as a RIC, for its first short taxable year. In such case, however, the Fund anticipates that the associated tax liability would not be material, and that such non-compliance would not have a material adverse effect on the Fund’s business, financial condition and results of operations, although there can be no assurance in this regard.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned the Fund’s shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital

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which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the shareholder elected to reach such distribution as cash). The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long- term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

U.S. shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Sale or Exchange of Shares

Upon the sale or other disposition of the Fund’s shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange

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of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss (i.e., “Sale or Exchange Treatment” as discussed below). If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares (i.e., “Distribution Treatment” as discussed below). In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund.

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. shareholder.

In applying each of the tests described above, a U.S. shareholder must take account of Shares that such U.S. shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful

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reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. shareholder satisfies any of the tests described above, the U.S. shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. shareholders. However, if a U.S. shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. shareholder’s Shares is treated as the receipt by the U.S. shareholder of a dividend, the U.S. shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends

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received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. shareholder rather than as an exchange, the other shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Publicly Offered Regulated Investment Company Status. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a RIC, it anticipates that it will not qualify as a publicly offered RIC until such time as shares of its common stock are held by at least 500 persons at all times during a taxable year. There can be no assurances that the Fund will be treated as a publicly offered RIC in its first or second taxable year. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder for tax years that begin prior to January 1, 2026 and are deductible subject to limitation thereafter.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher- taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

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Original Issue Discount

For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as

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a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Tax Exempt Shareholders

Under current law, the Fund generally serves to prevent the attribution to shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, in the case the Fund’s shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest-related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens,

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residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it may be relevant to their ownership and disposition of the Fund’s shares.

Loss Reportable Transaction

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

48

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is U.S. Bank, N.A., whose principal business address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of the Fund’s portfolio securities.

U.S. Bank Global Fund Services, whose principal business address is 615 East Michigan Street, Third Floor, Milwaukee, WI 52302, serves as the Fund’s transfer agent with respect to the Shares.

49

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose principal business address is 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

50

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had not commenced operations as of October 2, 2025, and except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date. RJIM has provided the initial investment in the Fund. For so long as RJIM has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the Investment Company Act.

51

FINANCIAL STATEMENTS

The Fund’s financial statements for the one day ended October 2nd, 2025 (date of seeding) have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, and are included in Appendix B to the SAI.

52

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees (the “Board of Trustees”) of RJ Private Credit Income Fund (the “Trust”) recognizes that the right to vote proxies with respect to portfolio holdings of the Trust is an important responsibility. The Board of Trustees also recognizes that the investment manager to the Trust (“Investment Manager”) is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted in a timely fashion. Therefore, the Board of Trustees delegates its authority to vote proxies to the Investment Manager, subject to the supervision of the Board of Trustees.

A copy of the Investment Manager’s proxy voting policies and procedures must be provided to the Trust, which is provided to the Board of Trustees for their approval and included as Exhibit A to this policy. The Board of Trustees will monitor the implementation of these policies to ensure that the Adviser’s policies are consistent with the Adviser’s fiduciary duty to the Trust and its shareholders and are consistent with the Trust’s investment objective and policies.

The Trust will describe its proxy voting policies and procedures annually in its Form N-CSR in accordance with SEC requirements. The Trust also will disclose in the annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-888-674-1580, and by accessing the SEC’s website at http://www.sec.gov. The Trust will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

The Trust will file the complete proxy voting record with the SEC on Form N- PX on an annual basis, by no later than August 31 of each year. The Trust also will disclose in the annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request, by calling toll-free 1-800-452-2724, and by accessing the SEC’s website. The Trust must send the information disclosed in the most recently filed Form N-PX within three business days of receipt of a request.

Adopted: August 26, 2025

A-1

APPENDIX B

FINANCIAL STATEMENTS

RJ PRIVATE CREDIT INCOME FUND

(A Delaware Statutory Trust)

Financial Statements

October 2, 2025

RJ PRIVATE CREDIT INCOME FUND

(A Delaware Statutory Trust)

For the One Day Ended October 2, 2025 (date of seeding)

Table of Contents

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of RJ Private Credit Income Fund and Shareholders of RJ Private Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of RJ Private Credit Income Fund (the “Fund”) as of October 2, 2025, and the related statement of operations for the one day ended October 2, 2025 (date of seeding), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 2, 2025, and the results of its operations for the one day ended October 2, 2025 (date of seeding) in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida

October 14, 2025

We have served as the auditor of one or more investment companies in Raymond James Investment Management since 1985.

PricewaterhouseCoopers LLP, 4040 West Boy Scout Boulevard, 10th Floor, Tampa, Florida 33607

T: (813) 229 0221, www.pwc.com/us

RJ Private Credit Income Fund

STATEMENT OF ASSETS AND LIABILITIES

October 2, 2025

Assets:
Cash	$100,000
Deferred offering costs (Note 3)	826,045
Receivable from Investment Manager (Note 3)	885,987

Total Assets	1,812,032

Liabilities:
Payable to Investment Manager (Note 3)	$1,221,494
Accrued organizational expenses (Note 3)	329,311
Accrued offering costs (Note 3)	161,227

Total Liabilities	1,712,032

Commitments and Contingencies (Note 4)
Total Net Assets	$100,000

Net Assets Consist of:
Net Assets applicable to 10,000 Class I shares outstanding	$100,000

Total Net Assets	$100,000

Net Asset Value, and redemption price per Class I shares outstanding	$10.00

The accompanying notes are an integral part of these financial statements.

RJ Private Credit Income Fund

STATEMENT OF OPERATIONS

For the One Day Ended October 2, 2025 (date of seeding)

Expenses:
Organizational expenses (Note 3)	$885,987

Total Expenses	885,987

Less: Reimbursement from the Investment Manager (Note 4)	(885,987)

Net Increase in Net Assets Resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

RJ Private Credit Income Fund

NOTES TO THE FINANCIAL STATEMENTS

October 2, 2025

1. Organization

RJ Private Credit Income Fund (the “Fund”) was organized as a Delaware statutory trust on December 5, 2024, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund has not had any operations other than the sale and issuance of 10,000 Class I shares of beneficial interest (“Shares”) at an aggregate purchase price of $100,000 to Raymond James Investment Management, Inc. (the “Investment Manager”) at a price per share equal to the net asset value (“NAV”) of $10.00 per share on October 2, 2025.

The Fund’s primary investment objectives are to generate attractive current income and preserve capital. The Fund seeks to achieve its investment objectives by directly or indirectly investing (which for this purpose includes unfunded capital commitments) at least 80% of its assets (net assets, plus any borrowings for investment purposes) in private credit assets (“private credit”).

The Fund’s private credit investments may primarily be made through a combination of: (i) investments in private credit assets originated by third parties, such as non-bank lenders, banks, asset management firms, insurance companies, business development companies, and specialty finance companies (“direct loans”) and (ii) investments in companies and/or private investment vehicles (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) and private and publicly-traded business development companies (“BDCs”) that primarily focus on investments in private credit assets and other securities and assets in which the Fund may invest directly as part of its private credit investment strategy (the “Investment Funds”).

The Fund may also obtain exposure to private credit through: (i) investments in notes or other pass-through obligations that represent the right to receive principal and interest payments on a direct loan (or fractional portions thereof), such as a participation in a single underlying loan; (ii) purchases of asset-backed securities representing ownership or participation in a pool of direct loans; (iii) investments in U.S. and non-U.S. securities of any credit rating, including unrated securities, as well as higher risk, below-investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities representing ownership or participation in a pool of such securities; (iv) investments in syndicated loans, including securities representing ownership or participation in a pool of such loans; and (v) investments in wholly owned subsidiaries and/or joint ventures that primarily hold loans or credit-like securities. For purposes of the Fund’s 80% policy, the Fund considers private credit assets to include direct loans, Investment Funds, and each of the assets described in this paragraph.

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Second Amended and Restated Declaration of Trust (the “Declaration of Trust”). The Fund’s fiscal year ends on each March 31. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares in the foreseeable future.

The Fund offers two separate classes of Shares designated as Class S Shares (“Class S Shares”) and Class I Shares (“Class I Shares”). Class S Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of Shares with, among other things, different ongoing shareholder servicing and/or distribution fees.

The Fund provides a limited degree of liquidity to the shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation

Date”). Each repurchase offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding. Subject to applicable law and approval of the Board of Trustees (the “Board”), for each quarterly repurchase offer, the Fund expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, shareholders will have their Shares repurchased on a pro rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date.

2. Summary of Significant Accounting Polices

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statement. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies (“ASC 946”).

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statement. The Fund believes that these estimates utilized in preparing the financial statement are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes

No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

As of October 2, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Other

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Cash

Cash includes non-interest bearing non-restricted cash with one institution.

3. Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of governing documents, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Board of the Fund, and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the prospectus, statement of additional information and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $885,987 and $826,045, respectively. The Investment Manager has paid upfront organizational and offering costs of $1,221,494 on behalf of the Fund which is presented on the Statement of Assets and Liabilities as Payable to the Investment Manager. As of October 2, 2025, the Fund had outstanding, $329,311, and $161,227 of liabilities for organizational and offering costs respectively, which is shown in the accompanying Statement of Assets and Liabilities.

The Investment Manager has agreed to reimburse the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are accounted for as a deferred charge until Shares are offered to the public and will thereafter be amortized to expense over twelve months on a straight-line basis.

4. Transactions with Related Parties and Other Service Providers

Investment Management Agreement

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.75% on an annualized basis of the average daily value of the Fund’s net assets, subject to certain adjustments, as well as an incentive fee (the “Incentive Fee”). The Incentive Fee is based on income, whereby the Fund will pay the Adviser quarterly in arrears 10% of its pre-incentive fee net investment income, attributable to each class of the Fund’s Shares, for each calendar quarter, subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 1.50% per quarter (or an annualized hurdle rate of 6%), subject to a “catch-up” feature.

Expense Limitation and Reimbursement Agreement

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive the Investment Management Fee, the Incentive Fee, and/or to assume or reimburse expenses of the Fund (a “Waiver”), if required to ensure the Other Expenses do not exceed 0.50% of the average daily net assets of each class of Shares in the relevant period (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial two-year term, and will automatically continue in effect for successive one-year terms thereafter. The Fund may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. Thereafter, the Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement other than as of the end of the then current term.

Other Service Providers

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“USBGFS”) serves as administrator and transfer agent for the Fund, and U.S. Bank National Association (“USB”) serves as custodian for the Fund. For providing administrative and accounting services, custodial services, and transfer agent services to the Fund, USBGFS and USB are entitled to receive monthly fees, subject to certain minimums, and out of pocket expenses, under each of a fund servicing agreement and custody agreement.

Carillon Fund Distributors, Inc. (the “Distributor”) provides principal underwriting services to the Fund pursuant to a distribution agreement between the Fund and the Distributor.

Trustees and Officers

The Fund is governed by its Board. A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees receive compensation for their services to the Fund in the form of an annual retainer, as well as reimbursement for any reasonable expenses incurred attending the meetings as well as additional compensation for service as a committee chair for their services to the Fund. Trustees who are interested persons are compensated by the Investment Manager and/or their affiliates and will not be separately compensated by the Fund, including the chair of the Board.

Related Party

At October 2, 2025, the only shareholder of the Fund is the Investment Manager.

6. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

7. Subsequent Events

Management has evaluated the impact of all subsequent events of the Fund through the date these financial statements were issued, and has determined that there are no subsequent events.

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statement.

(2)	Exhibits:

(a)	(1) Certificate of Trust(1)

(2) Certificate of Amendment to the Certificate of Trust(1)

(3) Second Amended and Restated Agreement and Declaration of Trust(2)

(b)	By-Laws(2)

(c)	Not applicable.

(d)	Multiple Class Plan(2)

(e)	Dividend Reinvestment Plan(2)

(f)	Not applicable.

(g)	Form of Investment Management Agreement(2)

(h)	(1) Form of Distribution Agreement(2)

(2) Form of Selected Intermediary Agreement(2)

(i)	Not applicable.

(j)	Form of Custody Agreement(2)

(k)	(1) Form of Fund Servicing Agreement(2)

(2) Form of Distribution and Service Plan(2)

(3) Form of Expense Limitation and Reimbursement Agreement(2)

(l)	Opinion and Consent of Delaware Counsel(2)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not applicable.

(p)	Initial Subscription Agreement(2)

(q)	Not applicable.

(r)	(1) Code of Ethics of Registrant(2)

(2) Joint Code of Ethics of Investment Manager and Distributor(2)

(s)	Not applicable.

(t)	Power of Attorney(2)

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-284150), filed on January 6, 2025.

(2)	Filed herewith.

Item 26. Marketing Arrangements

See the Distribution Agreement and Selected Intermediary Agreement, forms of which will be filed as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses Of Issuance And Distribution

All figures are estimates:

SEC Registration fees		*
Legal fees	$	772,558
Accounting fees	$	10,000
Printing fees	$	6,905
Blue sky fees	$	52,956
Transfer agent fees	$	45,000
Total	$	887,419

*

No SEC registration fees are estimated to be paid at this time in connection with the issuance and distribution of Shares, but such fees may be paid in the future in accordance with applicable rules and regulations.

Item 28. Persons Controlled By Or Under Common Control With The Registrant

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management, the Registrant’s investment adviser and sole shareholder. Information regarding the ownership of Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management (“RJIM”) is set forth in its Form ADV as filed with the SEC (File No. 801-100356). RJIM was formed under the laws of the state of Florida.

Item 29. Number Of Holders Of Shares

The following table sets forth the number of record holders of Shares as of October 2, 2025:

Title Of Class	Number of Record Holders
Class S Shares	0
Class I Shares	1

Item 30. Indemnification

Reference is made to Article 5.1 and Article 5.3 of the Fund’s Second Amended and Restated Agreement and Declaration of Trust filed as Exhibit (a)(3) to this Registration Statement.

The Fund hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. The Fund, in conjunction with the Advisers and the Fund’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

Item 31. Business And Other Connections Of Investment Manager

Carillon Tower Advisers, Inc. d/b/a Raymond James Investment Management (“RJIM”) serves as the investment adviser to the Registrant. RJIM is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which RJIM and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in RJIM’s Form ADV (File No. 801-100356), as filed with the SEC and incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the offices of the Fund’s custodian, U.S. Bank, N.A., and the Fund’s administrator and transfer agent, U.S. Bank Global Fund Services.

Item 33. Management Services

Not Applicable

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg, and State of Florida, on the 14th day of October, 2025.

RJ PRIVATE CREDIT INCOME FUND

(A Delaware statutory trust)

By:	/s/ Karen Halliday
Name: Karen Halliday Title: Chief Executive Officer, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 14th day of October, 2025.

/s/ Karen Halliday
Name: Karen Halliday
Title: Chief Executive Officer and President

/s/ Greg Hagar
Name: Greg Hagar
Title: Chief Financial Officer and Treasurer

/s/ Andrea Assarat*
Name: Andrea Assarat
Title: Trustee

/s/ Jessica Brennan*
Name: Jessica Brennan
Title: Trustee

/s/ Greg Hartch*
Name: Greg Hartch
Title: Trustee

/s/ Matthew Sperber*
Name: Matthew Sperber
Title: Trustee

*By:	/s/ Robert Morrison
Name: Robert Morrison
As Attorney-in-Fact

*

The original Power of Attorney authorizing Robert Morrison, Ludmila Chwazik and Greg Hagar to execute the Registration Statement, and any amendments thereto, for the Trustees and officers of the Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference herein to Item 25, Exhibit (t).

EXHIBITS INDEX

Exhibit No.	Exhibit
(a)(3)	Second Amended and Restated Agreement and Declaration of Trust
(b)	By-Laws
(d)	Multiple Class Plan
(e)	Dividend Reinvestment Plan
(g)	Form of Investment Management Agreement
(h)(1)	Form of Distribution Agreement
(h)(2)	Form of Selected Intermediary Agreement
(j)	Form of Custody Agreement
(k)(1)	Form of Fund Servicing Agreement
(k)(2)	Distribution and Service Plan
(k)(3)	Form of Expense Limitation and Reimbursement Agreement
(l)	Opinion and Consent of Delaware Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(p)	Initial Subscription Agreement
(r)(1)	Code of Ethics of Registrant
(r)(2)	Joint Code of Ethics of Investment Manager and Distributor
(t)	Power of Attorney